   As filed with the Securities and Exchange Commission on April 24, 2002


                                                       Registration Nos. 2-81149
                                                                        811-3636
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                            ------------------------

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           |_|


                       POST-EFFECTIVE AMENDMENT No. 25                       |X|


                                       and
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       |_|


                              AMENDMENT No. 26                               |X|
                        (Check appropriate box or boxes)


                            ------------------------

                   The Guardian Variable Contract Funds, Inc.

                   (Formerly THE GUARDIAN STOCK FUND, INC.)
               (Exact Name of Registrant as Specified in Charter)
                 7 Hanover Square, New York, New York 10004
                    (Address of Principal Executive Offices)
                  Registrant's Telephone Number: (212) 598-8359

                            ------------------------


                          Richard T. Potter, Jr., Esq.
                          c/o The Guardian Insurance &
                              Annuity Company, Inc
                                7 Hanover Square
                            New York, New York 10004
                     (Name and Address of Agent for Service)


                            ------------------------

      It is proposed that this filing will become effective (check appropriate box):

            |_| immediately upon filing pursuant to paragraph (b) of Rule 485


            |X| on (May 1, 2002) pursuant to paragraph (b) of Rule 485


            |_| 60 days after filing pursuant to paragraph (a)(1) of Rule 485

            | | on (date) pursuant to paragraph (a)(1) of Rule 485

            |_| 75 days after filing pursuant to paragraph (a)(2) of Rule 485

            |_| on (date) pursuant to paragraph (a)(2) of Rule 485.


      If appropriate, check the following box:

            |_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                            ------------------------

================================================================================

PROSPECTUS

May 1, 2002


THE GUARDIAN
STOCK FUND

INVESTMENT OBJECTIVE

THE GUARDIAN STOCK FUND seeks long-term growth of capital. Income is not a specific objective, although it is anticipated that long-term growth of capital will be accompanied by growth of income.
------------------------------------------------------------------------------

AVAILABILITY OF THE FUND

The Fund is offered to the public only through ownership of certain variable annuity contracts and variable life insurance policies. Class I shares are available only through ownership of annuity and insurance products issued by The Guardian Insurance & Annuity Company, Inc. Class II shares are available only through ownership of annuity and insurance products offered by other insurance companies.

   AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE
   COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S
   SHARES, NOR HAS THE COMMISSION DETERMINED THAT THIS
   PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE
   TO STATE OTHERWISE.


   SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
   GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION,
   ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE
   CORPORATION, THE NATIONAL CREDIT UNION ASSOCIATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY,
   AND INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE
   PRINCIPAL AMOUNT INVESTED.


THE GUARDIAN STOCK FUND                                            PROSPECTUS  1

STOCK SELECTION
SYSTEM
The Fund's adviser, Guardian
Investor Services LLC (GIS),
uses a stock selection system to
identify securities that represent
good relative value and have
reasonable prospects of superior
relative price gain.


THE FUND'S PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks long-term growth of capital. Income is not a specific objective, although it is anticipated that long-term growth of capital will be accompanied by growth of income.

At least 80% of the value of the Fund's total assets is invested in a diversified portfolio of U.S. common stocks and convertible securities. Convertible securities are described in the section called Risks and special investment techniques. Under normal circumstances, the Fund intends to be fully invested in these types of securities.


The Fund's adviser, Guardian Investor Services LLC (GIS), uses a stock selection system to identify securities that represent good relative value and have reasonable prospects of superior relative price gain. This system uses several quantitative models that score each security considered for purchase or sale. In making investment decisions, GIS will also take into account the risk-reward prospects for each security and the portfolio manager's judgment about the outlook for specific industries, companies and the economy.



GIS uses a blended approach in managing the Fund's portfolio, and also integrates portfolio construction techniques and risk models to monitor and analyze the investment risks in the Fund's portfolio in a disciplined manner. Although the Fund may select companies of any size and in any industry sector, the Fund's core holdings will normally include a broadly diversified selection of securities from among the top 600 largest U.S. companies in market capitalization.


The Fund may also invest up to 15% of its net assets in foreign securities. The Fund expects that most of this amount will be invested in securities of U.S. or foreign companies that are issued or traded overseas, primarily in the form of American Depositary Receipts (ADRs) Global Depositary Receipts (GDRs) or European Depositary Receipts (EDRs). All of the Fund's investments in these vehicles will be made in U.S. dollars. The Fund may invest the remaining portion of its foreign investments in securities denominated in foreign currencies, and may use forward foreign currency exchange contracts to try to manage changes in currency exchange rates.

From time to time the Fund may use options or futures contracts which are described in Risks and special investment techniques. The Fund normally uses options to try to hedge the value of portfolio securities, particularly where the issuer is involved in merger negotiations or other corporate transactions. The Fund uses futures -- typically securities index futures -- to better manage its cash position.

The Fund may also make real estate investments, including real estate investment trusts (REITs). REITs are entities that invest in income-producing real estate. REITs typically derive income from rents paid on real property or interest on mortgages on real property.

 2 PROSPECTUS                                            THE GUARDIAN STOCK FUND

As a temporary defensive strategy, the Fund may invest some or all of its assets in debt obligations, including U.S. government securities, investment grade corporate bonds, commercial paper, repurchase agreements and cash equivalents. The effects of this defensive posture are discussed in Risks and special investment techniques. To the extent the Fund assumes a temporary defensive position, it may not pursue its investment objective during that time.

THE PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, the value of your investment could decline so you could lose money. The Fund is subject to the general risks of investing in the stock markets, which include the risk that share prices of the securities in its portfolio can be driven up or down gradually or sharply by general conditions in the stock markets, or by the performance of an individual company or industry. The Fund could also be subject to the risks of foreign investing to the limited extent that its portfolio may be invested overseas. The Fund's real estate investments, including REITs, will be affected by changes in real estate conditions. More detailed information about these risks appears in the section called Risks and special investment techniques.

HOW THE FUND HAS PERFORMED

The bar chart and table below provide some indication of the risks of investing in the Fund by showing how the performance of Class I shares has varied over the past 10 years. The performance figures shown assume that all dividends and distributions are reinvested in the Fund. This performance information does not reflect fees or charges attributable to the variable products that offer the Fund as an investment option. If these fees and charges were reflected, the Fund's returns would be less than those shown. Past results do not necessarily indicate how the Fund will perform in the future.

THE GUARDIAN STOCK FUND                                            PROSPECTUS  3

HIGHEST AND LOWEST
QUARTERS
During the period shown in
the bar chart, the highest and
lowest returns, respectively,
for a quarter were:

BEST QUARTER
25.64% for the quarter ended
December 31, 1999.


WORST QUARTER
-20.69% for the quarter ended
March 31, 2001.


YEAR-BY-YEAR RETURNS
TOTAL RETURNS
(Years ended December 31)

[TOTAL RETURNS BAR CHART]

1992                                                                             20.07
1993                                                                             19.96
1994                                                                             -1.27
1995                                                                             34.65
1996                                                                             26.90
1997                                                                             35.58
1998                                                                             19.86
1999                                                                             31.17
2000                                                                            -18.39
2001                                                                            -21.44

Returns of Class II shares would be different from the returns depicted in the bar chart because they have different expenses from Class I shares.

Please refer to the prospectus for the variable annuity contract or variable life insurance policy that offers the Fund to learn about expenses that will affect your return.

AVERAGE ANNUAL TOTAL RETURNS


This table provides some indication of the risks of investing in the Fund by showing the average annual total returns for the 1, 5 and 10-year periods ended December 31, 2001. It compares the Fund's performance with the S&P 500 Index, an index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. Class II shares have not previously been sold and, as a result, no performance history is available.



                                              1 YEAR   5 YEARS   10 YEARS
-------------------------------------------------------------------------
Class I shares                                -21.44%    6.45%    12.75%
-------------------------------------------------------------------------
S&P 500 Index                                 -11.88%   10.73%    12.91%
-------------------------------------------------------------------------


 4 PROSPECTUS                                            THE GUARDIAN STOCK FUND

RISKS AND SPECIAL INVESTMENT TECHNIQUES

WE'VE ALREADY BRIEFLY DESCRIBED the principal risks of investing in the Fund. In this section of the prospectus, we describe the risks in more detail, as well as some of the special investment techniques the Fund's adviser expects to use.

PRINCIPAL RISKS TO INVESTORS

STOCK MARKET RISKS

You could lose money in connection with the Fund's equity investments, or the Fund's performance could fall below that of other possible investments, if any of the following occurs:

- the U.S. or a foreign stock market declines

- stocks are temporarily out of favor relative to bonds or cash

- an adverse event such as negative press reports about a company in the Fund's portfolio depresses the value of the company's stock

- the investment adviser's judgment about the value or potential appreciation of a particular stock proves to be incorrect

- companies pay lower stock dividends than expected, or pay no dividends at all.

FOREIGN MARKET RISKS

Investing in foreign markets involves additional risks. Foreign securities may be affected by political, social and economic developments abroad. Financial markets in foreign countries may be less liquid or more volatile than U.S. markets. Less information may be available about foreign company operations, and foreign countries may impose taxes on income from sources in such countries, or may enact confiscatory taxation provisions targeted to certain investors. Government regulations and accounting standards may be less stringent as well. Brokerage commissions and custodial fees for foreign investments are often higher than those for investments in U.S. securities. Exchange rates can adversely affect the value of foreign securities and their dividends or earnings, irrespective of the underlying performance.

REAL ESTATE RISKS

To the extent that the Fund invests in real estate, the Fund will be affected by conditions in the real estate market, such as overall property prices, property taxes and interest rates. REITs may decrease in value if the relevant tax laws change, or if a REIT fails to qualify for the tax-free pass-through of income. REITs are also affected by defaults by borrowers and tenants.


DIVERSIFICATION RISK



In order to meet the Fund's investment objectives, GIS must try to determine the proper mix of securities that will maximize the Fund's


THE GUARDIAN STOCK FUND                                            PROSPECTUS  5
return. It may not properly ascertain the appropriate mix of securities for any particular economic cycle. Also, the timing of movements from one type of security to another could have a negative effect on the Fund's overall objective.

TEMPORARY DEFENSIVE POSITION


The Fund may take a temporary defensive position in order to respond to emergency or extraordinary circumstances. The Fund may invest in debt obligations or cash instruments, and may borrow up to 33 1/3% of the value of its total assets. While this strategy may avoid losses for the Fund, it may also result in lost investment opportunities.


PORTFOLIO TURNOVER

Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover which will reduce the Fund's return. Active trading of securities may also increase the Fund's realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.


In addition, the Fund serves as an underlying fund in which The Guardian VC Asset Allocation Fund may invest. Purchases and redemptions by The Guardian VC Asset Allocation Fund might affect the portfolio turnover rate for the Fund.


SPECIAL INVESTMENT TECHNIQUES

AMERICAN DEPOSITARY RECEIPTS (ADRS), EUROPEAN DEPOSITARY RECEIPTS (EDRS) AND GLOBAL DEPOSITARY RECEIPTS (GDRS)

The Fund may invest in securities of U.S. or foreign companies which are issued or settled overseas in the form of ADRs, EDRs, or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company which represents, and may be converted into, a foreign security. An EDR or GDR is similar, but is issued by a European bank. Depositary receipts are generally subject to the same risks as direct investment in foreign securities.

BORROWING


The Fund may borrow up to 33 1/3% of the value of its total assets, although it does not expect to borrow other than if necessary to meet temporary or emergency needs. When the Fund borrows money, it will segregate assets to cover its repayment obligation.


CONVERTIBLE SECURITIES

The Fund may invest in convertible securities, which are securities such as debt or preferred stock, that can be exchanged for a set

 6 PROSPECTUS                                            THE GUARDIAN STOCK FUND
number of another security (usually common shares) at a predetermined price.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may use forward foreign currency exchange contracts to try to manage the risk of changes in currency exchange rates. A forward foreign currency exchange contract is an agreement to exchange a specified amount of U.S. dollars for a specified amount of a foreign currency on a specific date in the future. The outcome of this transaction depends on the adviser's ability to predict how the U.S. dollar will fare against the foreign currency. The Fund uses these contracts to try to hedge against adverse exchange rate changes, and not for speculative purposes, but there is no guarantee of success.

FINANCIAL FUTURES CONTRACTS

The Fund may enter into financial futures contracts, in which it agrees to buy or sell certain financial instruments on a specified future date based on a projected level of interest rates or the projected performance of a particular security index. If the Fund's adviser misjudges the direction of interest rates or markets, the Fund's overall performance could suffer. The risk of loss could be substantial since a futures contract requires only a small deposit to take a large position. A small change in a financial futures contract could have a substantial impact, favorable or unfavorable.

ILLIQUID SECURITIES AND EXEMPT COMMERCIAL PAPER

Illiquid securities are either not readily marketable at their approximate value within seven days, are not registered under the federal securities laws (unless they are exempt from registration, as noted in the following paragraph), or are otherwise viewed as illiquid by the Securities and Exchange Commission. Repurchase agreements that mature in more than seven days, certain variable rate master demand notes, and over-the-counter options are treated as illiquid securities. The absence of trading can make it difficult to value or dispose of illiquid securities. It can also adversely affect the Fund's ability to calculate its net asset value or manage its portfolio. The Fund may not invest more than 15% of its net assets in illiquid securities.

Securities which qualify under an exemption from registration under federal securities laws for resales to institutional investors may be treated by the Fund as liquid. If the Fund's adviser determines that these securities are liquid under guidelines adopted by the Board of Directors, they may be purchased without regard to the 15% illiquidity limit. Similarly, the Fund typically treats commercial paper issued in reliance on an exemption from registration under federal securities laws as liquid.

THE GUARDIAN STOCK FUND                                            PROSPECTUS  7

INVESTMENT GRADE SECURITIES

The Fund may purchase investment grade debt securities as a temporary defensive measure. Investment grade securities are bonds or convertible preferred stock that nationally recognized statistical ratings organizations, such as Moody's Investors Service, Inc. and Standard & Poor's Ratings Group, rate as Aaa or AAA (the highest quality) to Baa or BBB.

MONEY MARKET INSTRUMENTS

Money market instruments are short-term debt instruments, which are written promises to repay debt within a year. They include Treasury bills and certificates of deposit, and they are characterized by safety and liquidity, which means they are easily convertible into cash. Money market instruments may be used by the Fund for cash management or temporary defensive purposes.

OPTIONS

The Fund may purchase or sell options to buy or sell securities, securities indices or financial futures contracts. The owner of an option has the right to buy or sell the underlying instrument at a set price, by a specified date in the future. The Fund may, but is not required to, use options to attempt to minimize the risk of the underlying investment and to manage exposure to changes in foreign currencies. However, if the adviser misjudges the direction of the market for a security, the Fund could lose money by using options - more money than it would have lost by investing directly in the security.

REPURCHASE AGREEMENTS

In a repurchase agreement transaction, the Fund purchases a debt security and obtains a simultaneous commitment from the selling bank or securities dealer to repurchase that debt security at an agreed time and price, reflecting a market rate of interest. Repurchase agreements are fully collateralized by U.S. government securities, bank obligations and cash or cash equivalents. Costs, delays or losses could result if the seller became bankrupt or was otherwise unable to complete the repurchase agreement. To minimize this risk, the investment adviser evaluates the creditworthiness of potential repurchase agreement counterparties using guidelines adopted by the Board of Directors. The Fund may use repurchase agreements for cash management or temporary defensive purposes.

OTHER

New financial products and risk management techniques continue to be developed. The Fund may use these instruments and techniques to the extent and when consistent with its investment objectives or regulatory and federal tax considerations.

 8 PROSPECTUS                                            THE GUARDIAN STOCK FUND

FUND MANAGEMENT

THE MANAGEMENT and affairs of the Fund are supervised by its Board of Directors.

THE FUND'S INVESTMENT ADVISER


Guardian Investor Services LLC (GIS) is the adviser for the Fund. GIS is a Delaware limited liability company organized in 2001 as successor to Guardian Investor Services Corporation, a New York corporation organized in 1968. GIS is wholly owned by The Guardian Life Insurance Company of America (Guardian Life), a New York mutual insurance company. GIS is located at 7 Hanover Square, New York, New York 10004. GIS buys and sells securities, selects brokers to effect transactions, and negotiates brokerage fees. GIS is the adviser to several other mutual funds sponsored by Guardian Life, and it is the underwriter and distributor of the Fund's shares and of variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc.
(GIAC).



The Fund pays GIS a management fee for its services at an annual rate of 0.50% of average net assets.



PORTFOLIO MANAGER



Richard Goldman is the Fund's portfolio manager. He is a Managing Director and Head of the Common Stock Department of Guardian Life. Before joining Guardian Life in July 2001, Mr. Goldman was a Director and Senior Portfolio Manager within Citigroup Asset Management's U.S. Large Cap Growth and U.S. Large Cap Core Teams since 1994. Prior to that, he served as Director of Citicorp's Institutional Investor Relations Department and was a member of Citicorp's Investment Technology Group.


      RULE 12b-1 PLAN FOR CLASS II SHARES

      Class II shares of the Fund are offered through variable annuities and variable life insurance policies sponsored by other insurance companies. Class II shares bear a pro-rata portion of the Fund's overall expenses, and also bear an annual fee of 0.25% of the average daily net assets of Class II shares. This fee is paid under a Rule 12b-1 distribution plan for Class II shares and is used to pay for marketing and distribution expenses and/or ongoing shareholder services provided to Class II shareholders. Part or all of the 12b-1 fee may be paid to third parties that provide shareholder services or sell Class II shares.

THE GUARDIAN STOCK FUND                                            PROSPECTUS  9

OUR RIGHT TO REJECT PURCHASE ORDERS AND TRANSFER REQUESTS

The Fund is not designed for professional market timing or for programmed or frequent trading, because this type of activity can have a disruptive effect and can be detrimental to contractowners.

We have the right to:

- reject or restrict purchase orders or transfer requests

- limit the number of transfers permitted within a specified period of time

If we reject a transfer, we will not process either the sale or purchase side of the request.

BUYING AND SELLING FUND SHARES


YOU CAN BUY THIS FUND only if you're a contractowner of a variable annuity contract or variable life insurance policy that offers the Fund as an investment option. GIAC buys and sells Class I shares based on premium allocation, transfer, withdrawal and surrender instructions made by GIAC contractowners. Other insurance companies that offer the Fund through their variable annuity or variable life insurance products buy and sell Class II shares based on instructions from their contractowners.

The Fund will ordinarily make payment for redeemed shares within three business days after it receives an order from GIAC, and in any event, the Fund will make payment within seven days after it receives an order from GIAC. The redemption price will be the net asset value next determined after GIAC or another insurance company, as appropriate, receives the contractowner's instructions or request in proper form. The Fund may refuse to redeem shares or postpone payment of proceeds during any period when:

- trading on the New York Stock Exchange (NYSE) is restricted

- the NYSE is closed for other than weekends and holidays

- an emergency makes it not reasonably practicable for the Fund to dispose of assets or calculate its net asset value (NAV); or

- as permitted by the Securities and Exchange Commission.

See the prospectus for your variable annuity contract or variable life insurance policy for more details about the allocation, transfer and withdrawal provisions of your annuity or policy.

SHARE PRICE


The share price (or NAV) of the Fund is calculated each day that the NYSE is open. The price is set at the close of regular trading on the NYSE or 4 p.m. Eastern time, whichever is earlier.


NAV is the value of everything a Fund owns, minus everything it owes, divided by the number of shares investors hold.


The Fund values its assets at current market prices when market prices are readily available. If market value cannot be established, assets are valued at "fair value" as determined in good faith by, or under the direction of, the Board of Directors. Short-term securities that mature in 60 days or less are valued by using the amortized cost method, unless the Board determines that this does not represent fair value.


 10 PROSPECTUS                                           THE GUARDIAN STOCK FUND

DIVIDENDS, DISTRIBUTIONS AND TAXES

Net investment income and net capital gains that are distributed to separate accounts by the Fund are reinvested in additional shares of the Fund at NAV. The Fund typically distributes any net investment income twice each year and any net capital gains once each year. The Fund's Board of Directors can change this policy. Contractowners will be notified when these distributions are made.

The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, so long as such qualification is in the best interests of its shareholders. The Fund is also subject to certain diversification requirements applicable to mutual funds underlying variable insurance products. As a qualified regulated investment company, the Fund is generally not subject to federal income tax on the part of its investment income (including any net capital gains) which it distributes to shareholders. The Fund intends to distribute all such income and gains.

Investment income received from sources within foreign countries may be subject to foreign income taxes. Withholding tax rates in countries with which the U.S. does not have a tax treaty are often as high as 30% or more. The U.S. has entered into tax treaties with many foreign countries which entitle certain investors (such as the Fund) to a reduced rate of tax (generally 10-15%) or to certain exemptions from tax. The Fund will attempt to qualify for these reduced tax rates or tax exemptions whenever possible. While contractowners will bear the cost of any foreign tax withholding, they will not be able to claim a foreign tax credit or deduction for taxes paid by the Fund.

The prospectuses for GIAC's variable annuities and variable life insurance policies contain a summary description of the federal income tax treatment of distributions from such contracts. Anyone who is considering allocating, transferring or withdrawing money held under a GIAC variable contract to or from the Fund should consult a qualified tax adviser.

OTHER INFORMATION ABOUT THE FUND

The Fund does not currently foresee any disadvantages to contractowners arising from the fact that it offers shares to both variable annuity contract and variable life insurance policy separate accounts. The Board monitors events to ensure there are no material irreconcilable differences between or among contractowners. If such a conflict should arise, one or more separate accounts may withdraw their investment in the Fund. This could possibly force the Fund to sell portfolio securities at disadvantageous prices.

If circumstances make it necessary to create separate portfolios for variable annuity and variable life insurance separate accounts, GIAC or another insurance company that offers the Fund will bear the expenses involved in setting up the new portfolios. However, the ongoing expenses contractowners ultimately pay would likely increase because of the loss of economies of scale provided by the current arrangement.

THE GUARDIAN STOCK FUND                                           PROSPECTUS  11

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS table is intended to help you understand the financial performance of the Fund over the past five years.


Certain information reflects financial results for a single Class I share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions.) This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request. Since no Class II shares have been issued as of December 31, 2001, no information is provided for Class II shares.



                                                              FOR THE YEAR ENDED DECEMBER 31
                                        --------------------------------------------------------------------------
                                           2001            2000            1999            1998            1997
                                        ----------      ----------      ----------      ----------      ----------
Net Asset Value, Beginning of Year          $37.21          $55.20          $49.08          $46.05          $38.59
                                        ----------      ----------      ----------      ----------      ----------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                         0.20            0.04            0.24            0.47            0.52
Net Gains or Losses on Securities
  (both realized and unrealized)             (8.16)          (9.77)          14.49            8.56           12.97
                                        ----------      ----------      ----------      ----------      ----------
Total from Investment Operations             (7.96)          (9.73)          14.73            9.03           13.49

LESS DISTRIBUTIONS
Dividends (from Net Investment Income)       (0.08)          (0.04)          (0.24)          (0.47)          (0.52)
Distributions (from Capital Gains)           (0.23)          (8.22)          (8.37)          (5.53)          (5.51)
                                        ----------      ----------      ----------      ----------      ----------
Total Distributions                          (0.31)          (8.26)          (8.61)          (6.00)          (6.03)
                                        ----------      ----------      ----------      ----------      ----------
Net Asset Value, End of Year                $28.94          $37.21          $55.20          $49.08          $46.05
                                        ----------      ----------      ----------      ----------      ----------
Total Return(a)                             (21.44)%        (18.39)%        31.17%          19.86%          35.58%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (000's
  omitted)                              $2,060,451      $3,172,625      $4,175,087      $3,665,196      $3,222,187
Ratio of Expenses to Average Net
  Assets                                     0.53%           0.52%           0.52%           0.52%           0.52%
Ratio of Net Investment Income to
  Average Net Assets                         0.59%           0.08%           0.45%           0.95%           1.17%
Portfolio Turnover Rate                       137%            106%             74%             56%             51%


--------------------

(a) Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.


 12 PROSPECTUS                                           THE GUARDIAN STOCK FUND

FOR MORE DETAILED INFORMATION


ADDITIONAL INFORMATION about the Fund is available in the annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the past fiscal year. If more than one member of a household owns shares of the Fund, only one copy of each shareholder report and prospectus will be mailed to that address unless you instruct us otherwise.



The Fund's Statement of Additional Information contains additional information about the Fund. It has been filed with the SEC and is incorporated in this prospectus by reference. A free copy of the Fund's Statement of Additional Information and most recent annual report and semi-annual report may be obtained, and further inquiries can be made, by calling 1-800-221-3253 or by writing Guardian Investor Services LLC at 7 Hanover Square, New York, New York 10004.



Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington D.C. 20549-0102. In the future, information about the Fund may be available electronically from our website.


CUSTODIAN, TRANSFER AGENT AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Custody Division, 1776 Heritage Drive, North Quincy, Massachusetts 02171, is the Fund's custodian, transfer agent and dividend paying agent.

1940 ACT FILE NO. 811-3636

THE GUARDIAN STOCK FUND                                           PROSPECTUS  13

PROSPECTUS

May 1, 2002


THE GUARDIAN VC
ASSET ALLOCATION
FUND

INVESTMENT OBJECTIVE

THE GUARDIAN VC ASSET ALLOCATION FUND seeks long-term total investment return consistent with moderate investment risk. Total investment return consists of income and changes in the market value of the Fund's investments.
------------------------------------------------------------------------------

AVAILABILITY OF THE FUND

Shares of the Fund are offered to the public only through ownership of variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc.

   AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE
   COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S
   SHARES, NOR HAS THE COMMISSION DETERMINED THAT THIS
   PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE
   TO STATE OTHERWISE.


   SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
   GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION,
   ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE
   CORPORATION, THE NATIONAL CREDIT UNION ASSOCIATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY,
   AND INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE
   PRINCIPAL AMOUNT INVESTED.


THE GUARDIAN VC ASSET ALLOCATION FUND                              PROSPECTUS  1

A FUND OF FUNDS
The Fund operates primarily as a
"fund of funds." The adviser
generally invests in shares of other
mutual funds for which it also
serves as the adviser. The equity
or stock part of the Fund's
portfolio is usually invested in
The Guardian Stock Fund and/or
The Guardian VC 500 Index
Fund, which tracks the
performance of the S&P 500
Index. The debt or bond part of
the Fund's portfolio is invested in
The Guardian Bond Fund, and the
money market part may be
invested in The Guardian Cash
Fund. The Fund may also invest
in individual securities when the
adviser thinks it is appropriate.

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES
The Fund allocates its assets among three broad classes of investments: U.S. common stocks and convertible securities; investment grade bonds and other debt obligations; and cash and money market instruments.

The Fund operates primarily as a "fund of funds." The adviser generally invests in shares of other mutual funds for which it also serves as the adviser. The equity or stock part of the Fund's portfolio is usually invested in The Guardian Stock Fund and/or The Guardian VC 500 Index Fund, which tracks the performance of the S&P 500 Index. The debt or bond part of the Fund's portfolio is invested in The Guardian Bond Fund, and the money market part may be invested in The Guardian Cash Fund. The Fund may also invest in individual securities when the adviser thinks it is appropriate.


The Fund uses its own theoretical models to decide how much to invest in each asset class, fluctuating from a "neutral position" of 60% of assets in equity and 40% in debt. Shifts are expected to be modest and gradual, but there is no limit to the amount of assets that can be moved at any one time. The models do not provide for any minimum or maximum investment in any asset class.



The models evaluate information about the economy and the markets daily to provide "signals" about portfolio allocations. The adviser makes portfolio allocations among equities, debt securities and cash after assessing the relative values of these different types of investments under prevailing market conditions, taking into account the risks associated with each type of securities. For example, the Fund may invest primarily in equity securities when corporate profitability and growth appear to be strong, or increase the allocation in debt securities when the models suggest that stocks are generally overvalued or that the interest rate environment makes bonds more attractive. The Fund will invest in a particular underlying Fund based on the portfolio manager's view of current economic and market conditions as well as a review of the underlying Funds' investment objectives and policies.



The Fund will obtain its equity exposure through The Guardian VC 500 Index Fund (Index Fund) rather than The Guardian Stock Fund (the Stock Fund) when the portfolio manager believes that the Fund will benefit from exposure to the broad market index. It is currently contemplated that the Index Fund, rather than the Stock Fund, will be used as the primary Fund for investment of the equity portion of the Fund's assets. Because the Index Fund attempts to track the performance of a broad market index, its portfolio composition is not determined by its investment adviser, nor does the portfolio manager actively determine the stock selection or sector allocation. The Stock Fund uses a blended approach in managing its portfolio, and integrates portfolio construction techniques and risk models to monitor and analyze the investment risks in its portfolio in


 2 PROSPECTUS                              THE GUARDIAN VC ASSET ALLOCATION FUND
a disciplined manner. Although the Stock Fund may select companies of any size and in any industry sector, the Stock Fund's core holdings will normally include a broadly diversified selection of securities from among the top 600 largest U.S. companies in market capitalization. The Guardian Bond Fund (the Bond Fund) generally invests in investment grade securities and generally maintains a stable intermediate duration, but may lengthen or shorten its duration within the intermediate range to reflect changes in the overall composition of the investment grade debt markets.



The Fund may use special techniques, such as futures and options, to protect against adverse changes in the markets while the Fund is moving money between asset classes or when there are large cash inflows. The Fund may also use these techniques on an ongoing basis to manage allocations that vary from the Fund's neutral position of 60% in equity securities and 40% in debt securities.


THE PRINCIPAL RISKS OF INVESTING IN THE FUND


As with all mutual funds, the value of your investment could decline so you could lose money. Part of the Fund is invested in equities, or shares of companies, and some or all of the equity part of the Fund's portfolio may be invested in an equity index fund. Some of the assets are invested in bonds. The Fund is therefore subject to the risks of investing in the equity markets and the debt markets. Since the Fund invests in the Stock Fund, the Index Fund, the Bond Fund, and The Guardian Cash Fund (the Cash Fund), you should also review their prospectuses for an explanation of the risks associated with investment in these funds. This information will help you to better understand the risks of investing in the Fund.



Stock market risks include the risk that share prices of the Fund's portfolio securities can be driven up or down gradually or sharply by general conditions in the stock markets, or by the performance of an individual company or industry. Debt risks include interest rate risk (the risk that a debt obligation's price will be adversely affected by increases in interest rates), credit risk (the risk that the issuer of the debt obligation will fail to repay principal and interest), and prepayment risk (the risk that debt obligations will be prepaid when interest rates are lower). In addition, there is no assurance that the portion of the Fund's portfolio that is invested in the Index Fund will track the performance of the Standard & Poor's 500 Composite Stock Price Index due to Fund expenses, amount of cash and cash equivalents held in the Fund's portfolio, and the frequency and timing of shareholder purchases and sales of Fund shares. This portion of the Fund's portfolio employs a passive management approach and the portfolio manager does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline.


THE GUARDIAN VC ASSET ALLOCATION FUND                              PROSPECTUS  3

Like the Fund, the Stock Fund, the Index Fund, the Bond Fund and the Cash Fund are advised by GIS and are only available to the public through ownership of variable annuity and variable life contracts issued by The Guardian Insurance & Annuity Company, Inc. (GIAC). Their prospectuses may be obtained by calling GIAC at 1-800-221-3253 or by writing to GIAC at its Customer Service Office, Box 26210, Lehigh Valley, Pennsylvania 18002. More detail about stock market risk and debt risk appears in the section called Risks and special investment techniques.



Because the Fund uses options and futures as part of its investment strategy, you will also face risks associated with those techniques. While the Fund will use these techniques in an effort to best manage the shifts in its investment allocations and variations from its "neutral" position, as well as to manage cash flows, it is possible that the Fund will lose more value than it would have if options or futures were not used. For further information about the risks of options and futures, see the section called Risks and special investment techniques.


There is no assurance that the Fund's allocations will result in the most favorable return to investors. However, it is expected that the Fund's performance will be less volatile than the performance of funds that concentrate their investments in one asset class.

The Fund does not have to pay any sales charges when it invests in other funds. While there are no duplicative advisory fees, you should know that you will pay indirectly for certain expenses in these other funds, in addition to the expenses of the Fund.

HOW THE FUND HAS PERFORMED

The bar chart and table below provide some indication of the risks of investing in the Fund by showing its performance since it was launched on September 7, 1999. The performance figures shown assume that all dividends and distributions are reinvested in the Fund. This performance information does not reflect fees or charges attributable to the variable products that offer the Fund as an investment option. If these fees and charges were reflected, returns would be less than those shown. Past results do not necessarily indicate how the Fund will perform in the future.

 4 PROSPECTUS                              THE GUARDIAN VC ASSET ALLOCATION FUND

HIGHEST AND LOWEST
QUARTERS
During the period shown in
the bar chart, the highest and
lowest returns, respectively,
for a quarter were:

BEST QUARTER
9.81% for the quarter ended
December 31, 2001.

WORST QUARTER
-11.60% for the quarter ended
September 30, 2001.

YEAR-BY-YEAR RETURNS
TOTAL RETURNS
(Year ended December 31)

[TOTAL RETURNS BAR CHART]

2000                                                                               3
----                                                                               -
2001                                                                             -9.03

Please refer to the prospectus for the variable annuity contract or variable life insurance policy that offers the Fund to learn about expenses that will affect your return.

AVERAGE ANNUAL TOTAL RETURNS


This table provides some indication of the risks of investing in the Fund by showing the average annual total returns for the 1-year period and since inception (September 7, 1999) through December 31, 2001. It compares the Fund's performance with the S&P 500 Index, an index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity, and the Lehman Aggregate Bond Index, an index that is generally considered to be representative of U.S. bond market activity.



                                                1 YEAR    SINCE INCEPTION
-------------------------------------------------------------------------
Fund                                             -9.03%        0.79%
-------------------------------------------------------------------------
S&P 500 Index                                   -11.88%       -6.67%
-------------------------------------------------------------------------
Lehman Aggregate Bond Index                       8.44%        8.78%
-------------------------------------------------------------------------


THE GUARDIAN VC ASSET ALLOCATION FUND                              PROSPECTUS  5

RISKS AND SPECIAL INVESTMENT TECHNIQUES

WE'VE ALREADY BRIEFLY DESCRIBED the principal risks of investing in the Fund. In this section of the prospectus, we describe the risks in more detail, of some of the special investment techniques the Fund's adviser expects to use as well as some of the special investment techniques used by the advisers for the funds in which the Fund will invest and the risks involved.

PRINCIPAL RISKS TO INVESTORS

INVESTMENT ALLOCATION RISK

The investment adviser's judgment about the allocation of the Fund's assets to debt or equity markets could prove to be incorrect. The adviser's allocations among the various asset classes could cause the Fund to underperform relative to a different asset allocation strategy over any given period.

STOCK MARKET RISKS

You could lose money in connection with the Fund's equity investments, or the Fund's performance could fall below that of other possible investments, if any of the following occurs:

- the U.S. or a foreign stock market declines

- stocks are temporarily out of favor relative to bonds or cash

- an adverse event such as negative press reports about a company in the Fund's portfolio depresses the value of the company's stock

- the investment adviser's judgment about the value or potential appreciation of a particular stock proves to be incorrect

- companies pay lower stock dividends than expected, or pay no dividends at all.

DEBT RISKS

You could lose money in connection with the Fund's debt investments, or the Fund's performance could fall below that of other possible investments, if any of the following occur:

- interest rates rise, causing the market values of debt securities in the Fund to fall ("interest rate risk")

- the issuer of a debt security in the Fund defaults on its obligation to pay principal or interest, has its credit rating downgraded, or is perceived by the market to be less creditworthy ("credit risk")

- as a result of declining interest rates, the issuer of a security exercises its right to prepay principal, forcing the Fund to reinvest in lower-yielding securities ("prepayment risk")

- as a result of rising interest rates, the issuer of a security exercises its right to pay principal later than scheduled, which will lock in a below-market interest rate and reduce the value of the security ("extension risk")

 6 PROSPECTUS                              THE GUARDIAN VC ASSET ALLOCATION FUND

- the investment adviser's judgment about the value or potential appreciation of a particular bond proves to be incorrect ("manager's selection risk").

Interest rate risk

The value of the debt obligations in the Fund may vary according to changes in interest rates. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Usually the price of bonds that must be repaid over longer time periods fluctuate more than shorter-term bonds. Some debt securities, such as zero coupon bonds and mortgage-backed and asset-backed securities, may be more sensitive to interest rate changes than other bonds. If an instrument has a variable rate of interest and a change in the market rate occurs, there may be a delay before the coupon rate is affected, and this could adversely affect the Fund's performance.

Credit risk

Investors face the risk that the issuer of debt cannot pay interest or principal on the money owed. U.S. government securities are substantially protected from financial or credit risk. However, certain agency obligations, while of the highest credit quality, do not have this guarantee.

Prepayment and extension risk

There is also the possibility that a debt security could be prepaid before the money is due, and that the proceeds could be invested at lower interest rates. Intermediate-term and long-term bonds commonly provide protection against this possibility, but mortgage-backed securities do not. Mortgage-backed securities are more sensitive to the risks of prepayment because they can be prepaid whenever their underlying collateral is prepaid. Conversely, extension risk is the possibility that in an environment of rising interest rates, expected prepayments will not be made, with the result that the security's life will become longer than anticipated. Typically, the security's value will drop when this occurs.

JUNK BOND RISK

A portion of the Bond Fund's assets may be invested in junk bonds. Junk bonds are below investment grade bonds rated as Ba or BB and lower, and are also known as high-yield bonds. They may be issued by companies without a long track record of sales and earnings, or those with questionable credit strength. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty. Lower-quality debt obligations are particularly susceptible to the risk of default or price changes because of changes in the issuer's creditworthiness. These securities may also be less liquid, making it more difficult for the Fund to dispose of them. Lower-quality debt can be particularly sensitive to changes in the economy, the financial situation of the issuer, or trouble in the issuer's industry. If the issuer defaults on the loan, the investor could face the

THE GUARDIAN VC ASSET ALLOCATION FUND                              PROSPECTUS  7
additional cost of the effort to recover some or all of the money. When the economy is uncertain, the price of these securities could fluctuate more dramatically than the price of higher-rated debt. It may also be difficult for the Bond Fund to sell these securities at the time it sees fit.

FOREIGN MARKET RISKS

A portion of both the Stock Fund and the Bond Fund's assets may be invested in foreign securities. Investing in foreign securities involves additional risks. Foreign securities may be affected by political, social and economic developments abroad. Financial markets in foreign countries may be less liquid or more volatile than U.S. markets. Less information may be available about foreign company operations, and foreign countries may impose taxes on income from sources in such countries, or may enact confiscatory taxation provisions targeted to certain investors. Government regulations and accounting standards may be less stringent as well. Brokerage commissions and custodial fees for foreign investments are often higher than those for investments in U.S. securities. Exchange rates can adversely affect the value of foreign securities and their dividends or earnings, irrespective of the underlying performance.

DIVERSIFICATION RISK

In order to meet the Fund's investment objectives, the investment adviser must try to determine the proper mix of securities that will maximize the Fund's return. It may not properly ascertain the appropriate mix of securities for any particular economic cycle. Also, the timing of movements from one type of security to another could have a negative effect on the Fund's overall objective. This risk applies to the Stock Fund, the Bond Fund and the Cash Fund as well as to the Fund itself.

PORTFOLIO TURNOVER


Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover, which will reduce the Fund's return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase the Fund's realized capital gains or losses. The Fund historically has not had a high portfolio turnover rate; however, the investment adviser will buy and sell securities as deemed necessary in an attempt to maximize returns.



In addition, the Stock Fund, the Index Fund, the Bond Fund and the Cash Fund serve as underlying funds in which the Asset Allocation Fund will invest. Purchase and redemptions by the Asset Allocation Fund might affect the portfolio turnover rates for the underlying funds.


 8 PROSPECTUS                              THE GUARDIAN VC ASSET ALLOCATION FUND

SPECIAL INVESTMENT TECHNIQUES

The techniques described below may be used either by the Fund itself or by one or more of the underlying funds in the fund-of-funds arrangement. For simplicity, this section uses the term "Fund" to include the underlying Funds in which the Asset Allocation Fund invests.

AMERICAN DEPOSITARY RECEIPTS (ADRs), EUROPEAN DEPOSITARY RECEIPTS (EDRs) AND GLOBAL DEPOSITARY RECEIPTS (GDRs)

The Fund may invest in securities of U.S. or foreign companies which are issued or settled overseas in the form of ADRs, EDRs, or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company which represents, and may be converted into, a foreign security. An EDR or GDR is similar, but is issued by a European bank. Depositary receipts are subject to the same risks as direct investment in foreign securities.

BORROWING


The Fund may borrow up to 33 1/3% of the value of its total assets for temporary emergency purposes or as part of its investment strategy. When the Fund borrows for any purpose, it will segregate assets to cover its repayment obligation.


CONVERTIBLE SECURITIES

The Fund may invest in convertible securities, which are securities such as debt or preferred stock, that can be exchanged for a set number of another security (usually common shares) at a predetermined price.

DOLLAR ROLL AND REVERSE REPURCHASE TRANSACTIONS

The Fund may engage in dollar roll and reverse repurchase transactions. In a dollar roll transaction, the Fund sells mortgage-backed securities for delivery to the buyer in the current month and simultaneously contracts to purchase similar securities on a specified future date from the same party. The securities to be purchased will be of the same type and have the same interest rate as the sold securities, but will be supported by different mortgage pools. In a reverse repurchase agreement transaction, the Fund sells securities to a bank or securities dealer and agrees to repurchase them at an agreed time and price.


Whenever the Fund enters into a dollar roll or reverse repurchase transaction, it segregates assets - typically U.S. government securities or liquid, unencumbered securities - whose value equals or exceeds the value of the forward commitment or repurchase obligation on a daily basis.


Although dollar rolls and reverse repurchase agreements are considered leveraged transactions by the Securities and Exchange

THE GUARDIAN VC ASSET ALLOCATION FUND                              PROSPECTUS  9

Commission, GIS believes that they do not present the risks associated with other types of leveraged transactions. The Securities and Exchange Commission also has taken the position that these transactions are borrowings within the meaning of the Investment Company Act of 1940. See Borrowing, above.


FINANCIAL FUTURES CONTRACTS

The Fund may enter into financial futures contracts, in which the Fund agrees to buy or sell certain financial instruments on a specified future date based on a projected level of interest rates or the projected performance of a particular security index. If the Fund's adviser misjudges the direction of interest rates or markets, the Fund's overall performance could suffer. The risk of loss could be far greater than the investment made, since a futures contract requires only a small deposit to take a large position. A small change in a financial futures contract could have a substantial impact, favorable or unfavorable.


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS



The Fund may use these contracts to try to manage the risk of changes in currency exchange rates. A forward foreign currency exchange contract is an agreement to exchange a specified amount of U.S. dollars for a specified amount of foreign currency on a specific date in the future. The outcome of this transaction depends on the adviser's ability to predict how the U.S. dollar will fare against the foreign currency. The Fund uses these contracts to try to hedge against adverse exchange rate changes, and not for speculative purposes, but there is no guarantee of success.


ILLIQUID SECURITIES AND EXEMPT COMMERCIAL PAPER

The Fund may invest a portion of their assets in illiquid securities and exempt commercial paper. Illiquid securities are either not readily marketable at their approximate value within seven days, are not registered under the federal securities laws (unless they are exempt from registration, as noted in the following paragraph), or are otherwise viewed as illiquid by the Securities and Exchange Commission. Repurchase agreements which mature in more than seven days, certain variable rate master demand notes and over-the-counter options are treated as illiquid securities. The absence of trading can make it difficult to value or dispose of illiquid securities. It can also adversely affect the Fund's ability to calculate its net asset value or manage its portfolio. The Fund limits its investments in illiquid securities to 15% of net assets.

Securities which qualify under an exemption from registration under federal securities laws for resales to institutional investors may be treated by the Fund as liquid. If the investment adviser determines that these securities are liquid under guidelines adopted by the Board of Directors, they may be purchased without regard to the illiquidity limits in the Statement of Additional Information. Similarly, the Fund

 10 PROSPECTUS                             THE GUARDIAN VC ASSET ALLOCATION FUND
typically treats commercial paper issued in reliance on an exemption from registration under federal securities laws as liquid.

INVESTMENT GRADE SECURITIES

The Fund may invest in investment grade securities. Investment grade securities are bonds or convertible preferred stock that nationally recognized statistical ratings organizations, such as Moody's Investors Service, Inc. and Standard & Poor's Ratings Group, rate as Aaa or AAA (the highest quality) to Baa or BBB.

MONEY MARKET INSTRUMENTS

From time to time, the Fund may invest a portion of its assets in money market instruments. These are short-term debt instruments, which are written promises to repay debt within a year. They include Treasury bills and certificates of deposit, and they are characterized by safety and liquidity, which means they are easily convertible into cash. Money market instruments may be used by the Fund for cash management purposes.

OPTIONS

The Fund may purchase or sell options to buy or sell securities, securities indices or financial futures contracts. The owner of an option has the right to buy or sell the underlying instrument at a set price, by a specified date in the future. The Fund may, but is not required to, use options to attempt to minimize the risk of the underlying investment. However, if the adviser misjudges the direction of the market for a security, the Fund could lose money by using options - more money than it would have lost by investing directly in the security.

REPURCHASE AGREEMENTS

The Fund may invest a portion of its assets in repurchase agreements. In a repurchase agreement transaction, a Fund purchases a debt security and obtains a simultaneous commitment from the selling bank or securities dealer to repurchase that debt security at an agreed time and price, reflecting a market rate of interest. Repurchase agreements are fully collateralized by U.S. government securities, bank obligations and cash or cash equivalents. Costs, delays or losses could result if the seller became bankrupt or was otherwise unable to complete the repurchase agreement. To minimize this risk, the investment adviser evaluates the creditworthiness of potential repurchase agreement counterparties using guidelines adopted by the Board of Directors.

SECURITIES LENDING

The Fund may lend its portfolio securities to securities dealers, banks and other institutional investors to earn additional income. These transactions must be continuously secured by collateral, and the securities loaned must be marked-to-market daily. The Fund

THE GUARDIAN VC ASSET ALLOCATION FUND                             PROSPECTUS  11
generally continues to receive all interest earned or dividends paid on the loaned securities, although lending fees may be paid to the borrower. The lending of portfolio securities is limited to 33 1/3% of the value of the Fund's total assets.

WHEN-ISSUED OR DELAYED-DELIVERY TRANSACTIONS

The Fund may commit to purchase or sell particular securities, with payment and delivery to take place at a future date. These are known as when-issued or delayed-delivery transactions. If the counterparty fails to deliver a security the Fund has purchased on a when-issued or delayed-delivery basis, there could be a loss as well as a missed opportunity to make an alternative investment. The Fund engages in these transactions to acquire securities that are appropriate for their portfolios at favorable prices or yields. It does not engage in these transactions to speculate on interest rate changes.

YANKEE SECURITIES

The Fund may invest in so-called Yankee securities. These are debt securities issued by non-U.S corporate or government entities, but are denominated in U.S. dollars. Yankee securities trade and may be settled in U.S. markets.

ZERO COUPON BONDS

The Fund may invest in zero coupon bonds. These bonds do not pay interest but instead are sold at a deep discount relative to their face value, and become due only on maturity. Because zero coupon securities do not pay interest, they fluctuate in value more than other interest-bearing securities. When interest rates rise, the values of zero coupons fall more rapidly than securities paying interest on a current basis, because the zero coupons are locked into rates of reinvestment that become less attractive the further rates rise. The converse is true when interest rates fall.

OTHER

New financial products and risk management techniques continue to be developed. The Fund may use these instruments and techniques to the extent consistent with its individual investment objectives or regulatory and federal tax considerations.

 12 PROSPECTUS                             THE GUARDIAN VC ASSET ALLOCATION FUND

FUND MANAGEMENT

THE MANAGEMENT and affairs of the Fund are supervised by its Board of Directors.

THE FUND'S INVESTMENT ADVISER


Guardian Investor Services LLC (GIS) is the adviser for the Fund. GIS is a Delaware limited liability company organized in 2001 as successor to Guardian Investor Services Corporation, a New York corporation organized in 1968. GIS is wholly owned by The Guardian Life Insurance Company of America (Guardian Life), a New York mutual insurance company. GIS is located at 7 Hanover Square, New York, New York 10004. GIS buys and sells securities, selects brokers to effect transactions, and negotiates brokerage fees. GIS is the adviser to several other mutual funds sponsored by Guardian Life, and it is the underwriter and distributor of the Fund's shares and of variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc.
(GIAC).


The adviser is entitled to a management fee for its services at an annual rate of 0.50% of the Fund's average net assets.

PORTFOLIO MANAGER

Jonathan C. Jankus, CFA, has been responsible for allocating the assets of the Fund since its inception. He has been a Managing Director of Guardian Life since March 1998. Mr. Jankus joined Guardian Life in 1995.

THE GUARDIAN VC ASSET ALLOCATION FUND                             PROSPECTUS  13

OUR RIGHT TO REJECT PURCHASE ORDERS AND TRANSFER REQUESTS

The Fund is not designed for professional market timing or for programmed or frequent trading, because this type of activity can have a disruptive effect and can be detrimental to contractowners.

We have the right to:

- reject or restrict purchase orders or transfer requests

- limit the number of transfers permitted within a specified period of time

If we reject a transfer, we will not process either the sale or purchase side of the request.

BUYING AND SELLING FUND SHARES

YOU CAN BUY THIS FUND only if you're a contractowner of a GIAC variable annuity contract or variable life insurance policy that offers the Fund as an investment option. GIAC buys and sells Fund shares based on premium allocation, transfer, withdrawal and surrender instructions made by GIAC contractowners.

The Fund will ordinarily make payment for redeemed shares within three business days after it receives an order from GIAC, and in any event, the Fund will make payment within seven days after it receives an order from GIAC. The redemption price will be the net asset value next determined after GIAC receives the contractowner's instructions or request in proper form. The Fund may refuse to redeem shares or postpone payment of proceeds during any period when:

- trading on the New York Stock Exchange (NYSE) is restricted

- the NYSE is closed for other than weekends and holidays

- an emergency makes it not reasonably practicable for the Fund to dispose of assets or calculate its net asset value (NAV); or

- as permitted by the Securities and Exchange Commission.

                                     See the prospectus for your GIAC variable annuity contract or variable life insurance policy for more details about the allocation, transfer and withdrawal provisions of your annuity or policy.

                                     SHARE PRICE


                                     The share price of the Fund is calculated each day that the NYSE is open. The price is set at the close of regular trading on the NYSE or 4 p.m. Eastern time, whichever is earlier. The price is based on the Fund's current net asset value, or NAV.


NAV is the value of everything a Fund owns, minus everything it owes, divided by the number of shares investors hold.


The Fund values its assets at current market prices when market prices are readily available. If market value cannot be established, assets are valued at "fair value" as determined in good faith by, or under the direction, of the Board of Directors. Short-term securities that mature in 60 days or less are valued by using the amortized cost method, unless the Board determines that this does not represent fair value.


 14 PROSPECTUS                             THE GUARDIAN VC ASSET ALLOCATION FUND

DIVIDENDS, DISTRIBUTIONS AND TAXES


Net investment income and net capital gains that are distributed to GIAC's separate account by the Fund are reinvested by GIAC in additional shares of the Fund at NAV. The Fund typically distributes any net investment income twice each year and any net capital gains once each year. The Fund's Board of Directors can change this policy. GIAC contractowners will be notified when these distributions are made.



The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, so long as such qualification is in the best interests of its shareholders. The Fund is also subject to certain diversification requirements applicable to mutual funds underlying variable insurance products. As a qualified regulated investment company, the Fund is generally not subject to federal income tax on the part of its investment income (including any net capital gains) which it distributes to shareholders. The Fund intends to distribute all such income and gains.



Investment income received from sources within foreign countries may be subject to foreign income taxes. Withholding tax rates in countries with which the U.S. does not have a tax treaty are often as high as 30% or more. The U.S. has entered into tax treaties with many foreign countries which entitle certain investors (such as the Fund) to a reduced rate of tax (generally 10-15%) or to certain exemptions from tax. The Fund will attempt to qualify for these reduced tax rates or tax exemptions whenever possible. While contractowners will bear the cost of any foreign tax withholding, they will not be able to claim a foreign tax credit or deduction for taxes paid by the Fund.



The prospectuses for GIAC's variable annuities and variable life insurance policies contain a summary description of the federal income tax treatment of distributions from such contracts. Anyone who is considering allocating, transferring or withdrawing money held under a GIAC variable contract to or from the Fund should consult a qualified tax adviser.



OTHER INFORMATION ABOUT THE FUND



The Fund does not currently foresee any disadvantages to contractowners arising from the fact that it offers shares to both variable annuity and variable life insurance policy separate accounts. The Board monitors events to ensure there are no material irreconcilable differences between or among contractowners. If such a conflict should arise, one or more GIAC separate accounts may withdraw their investment in the Fund. This could possibly force the Fund to sell portfolio securities at disadvantageous prices.



If circumstances make it necessary to create separate portfolios for variable annuity and variable life insurance separate accounts, GIAC will bear the expenses involved in setting up the new portfolios. However, the ongoing expenses contractowners ultimately pay would likely increase because of the loss of economies of scale provided by the current arrangement.


THE GUARDIAN VC ASSET ALLOCATION FUND                             PROSPECTUS  15

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS table is intended to help you understand the financial performance of the Fund since its inception.

Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions.) This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


                                          FOR THE YEAR ENDED DECEMBER 31,
                                        -----------------------------------
                                         2001          2000          1999*
                                        -------       -------       -------
Net Asset Value, Beginning of
  Period                                  $9.83        $10.68         $9.94
                                        -------       -------       -------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                      0.24          0.37          0.12
                                        -------       -------       -------
Net Gains or Losses on Securities
  (both realized and unrealized)          (1.12)        (0.05)         0.74
                                        -------       -------       -------
Total from Investment Operations          (0.88)         0.32          0.86

LESS DISTRIBUTIONS
Dividends (from Net Investment
  Income)                                 (0.10)        (0.36)        (0.12)
                                        -------       -------       -------
Distributions (from Capital
  Gains)                                  (0.23)        (0.81)           --
                                        -------       -------       -------
Total Dividends and Distributions         (0.33)        (1.17)        (0.12)
                                        -------       -------       -------
Net Asset Value, End of Period            $8.62         $9.83        $10.68
                                        -------       -------       -------
Total Return(a)                         (9.03)%         3.00%         8.67%(e)

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's
  omitted)                              $44,768       $38,627       $27,750
Ratio of Expenses to Average
  Net Assets                              0.39%(c)      0.48%(c)      0.67%(b)(c)
Gross Expense Ratio                       0.56%(d)      0.73%(d)      0.98%(b)(d)
Ratio of Net Investment Income to
  Average Net Assets                      2.87%         3.83%         4.09%(b)
Portfolio Turnover Rate                     29%           12%            0%



--------------------

 *   Fund commenced operations on 9/15/99.

(a) Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts.
     Inclusion of such charges would reduce the total returns for all periods shown.

(b)  Annualized.

(c)  Amounts do not include expenses of the underlying funds.

(d)  Amounts include expenses of the underlying funds.

(e)  Not annualized.


 16 PROSPECTUS                             THE GUARDIAN VC ASSET ALLOCATION FUND

FOR MORE DETAILED INFORMATION


ADDITIONAL INFORMATION about the Fund is available in the annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the prior fiscal year. If more than one member of a household owns shares of the Fund, only one copy of each shareholder report and prospectus will be mailed to that address unless you instruct us otherwise.



The Fund's Statement of Additional Information contains additional information about the Fund. It has been filed with the SEC and is incorporated in this prospectus by reference. A free copy of the Fund's Statement of Additional Information and most recent annual report and semi-annual report may be obtained, and further inquiries can be made, by calling 1-800-221-3253 or by writing Guardian Investor Services LLC at 7 Hanover Square, New York, New York 10004.



Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington D.C. 20549-0102. In the future, information about the Fund may be available electronically from our website.


CUSTODIAN, TRANSFER AGENT AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Custody Division, 1776 Heritage Drive, North Quincy, Massachusetts 02171, is the Fund's custodian, transfer agent and dividend paying agent.

1940 ACT FILE NO. 811-3636

THE GUARDIAN VC ASSET ALLOCATION FUND                             PROSPECTUS  17

PROSPECTUS

May 1, 2002


THE GUARDIAN
VC HIGH YIELD
BOND FUND

INVESTMENT OBJECTIVE

THE GUARDIAN VC HIGH YIELD BOND FUND seeks current income. Capital appreciation is a secondary objective.
------------------------------------------------------------------------------

AVAILABILITY OF THE FUND

Shares of the Fund are offered to the public only through ownership of variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc.

   AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE
   COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S
   SHARES, NOR HAS THE COMMISSION DETERMINED THAT THIS
   PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE
   TO STATE OTHERWISE.


   SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
   GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION,
   ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE
   CORPORATION, THE NATIONAL CREDIT UNION ASSOCIATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY,
   AND INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE
   PRINCIPAL AMOUNT INVESTED.


THE GUARDIAN VC HIGH YIELD BOND FUND                               PROSPECTUS  1

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES


Normally, at least 80% of the value of the Fund's total assets is invested in corporate bonds and other debt securities that, at the time of purchase, are rated below investment grade by nationally recognized statistical ratings organizations or are unrated. These securities are commonly known as junk bonds. Bonds are debt obligations which involve a written promise by the borrower to pay interest for a specified period and repay the principal on a specified date. Interest can be fixed, contingent, floating or variable. The Fund may also invest in convertible securities, which are securities such as debt or preferred stock, that can be exchanged for a set number of another security (usually common shares) at a predetermined price.


The investment adviser considers several factors in purchasing and selling securities, such as the issuer's earnings patterns, financial history, management and general prospects, relative to the price of the security. The duration and maturity of the Fund's portfolio are not actively managed due to the nature of the high yield securities in which the Fund invests.

There is no lower limit on the rating of securities that may be in the Fund. Some of the securities the Fund buys and holds may be in default, giving them the lowest rating.

The Fund may invest its assets in corporate bonds issued in connection with highly leveraged transactions such as mergers, leveraged buy-outs, recapitalizations and acquisitions.


The Fund may invest in common and preferred stocks, and warrants to purchase common stocks, bonds or other kinds of securities. Usually, no more than 20% of the Fund's assets will be invested in these types of securities.


The Fund may also purchase zero coupon bonds and "pay-in-kind" securities. Zero coupon bonds are issued at a significant discount from face value, do not make periodic interest payments and become due only upon maturity. Pay-in-kind securities (PIKs) make periodic interest payments in additional securities.

The Fund may invest in foreign securities and so-called Yankee securities, which are debt securities issued by non-U.S. corporate or government entities, but are denominated in U.S. dollars. Generally, the Fund does not expect its foreign investments to exceed 35% of its total assets. Yankee securities trade and may be settled in U.S. markets. The Fund may enter into forward foreign currency exchange contracts to try to minimize the effects of changes in foreign exchange rates.

The Fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities represent interests in pools of commercial or residential mortgages. The Fund may also invest in collateralized

 2 PROSPECTUS                               THE GUARDIAN VC HIGH YIELD BOND FUND

JUNK BOND RISK
Junk bonds are below
investment grade bonds rated as
Ba1 or BB+ and lower, and are
also known as high-yield bonds.
They may be issued by
companies without a long track
record of sales and earnings, or
those with questionable credit
strength. The market prices of
these securities may fluctuate
more than higher-quality
securities and may decline
significantly in periods of
general or regional economic
difficulty.

mortgage obligations, or CMOs, which are backed by pooled mortgage loans that may be issued or guaranteed by a bank, the U.S. government, or a U.S. government agency. Mortgage-backed securities may be issued by U.S. government agencies or by private entities. Some mortgage-backed securities may be backed by the U.S. government.

Asset-backed securities are similar in structure to mortgage-backed securities but represent interests in pools of loans, leases or other receivables in place of mortgages. Asset-backed securities are primarily issued by non-governmental entities.

As a temporary defensive strategy, the Fund may invest some or all of its assets in investment grade debt obligations, including U.S. government securities, investment grade corporate bonds, commercial paper, repurchase agreements, and cash equivalents. To the extent the Fund assumes a temporary defensive position, it may not pursue its investment objective during that time.

The Fund may also buy Treasury bills, notes and bonds, which are all guaranteed by the U.S. government.

THE PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, the value of your investment could decline so you could lose money. An investment in the Fund exposes you to the general risks of investing in debt markets. These include interest rate risk (the risk that a debt obligation's price will be adversely affected by increases in interest rates), credit risk (the risk that the issuer of the debt obligation will fail to repay principal and interest), and prepayment risk (the risk that debt obligations will be prepaid when interest rates are lower).

Junk bonds are below investment grade bonds rated as Ba1 or BB+ and lower, and are also known as high-yield bonds. They may be issued by companies without a long track record of sales and earnings, or those with questionable credit strength. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty. Since the Fund invests primarily in below investment grade securities, an investment in the Fund exposes you to the special risks associated with these securities. Lower-quality debt is considered to be speculative because it's less certain that the issuer will be able to pay interest or repay the principal. These securities are generally more volatile and less liquid than investment grade debt. Lower quality debt securities can also be more sensitive to adverse economic conditions, including the issuer's financial condition or stresses in its industry.


With respect to the 35% of its total assets that the Fund may invest in foreign securities, you face additional risks. Foreign investments may be affected by political, social and economic developments abroad,


THE GUARDIAN VC HIGH YIELD BOND FUND                               PROSPECTUS  3
differences in auditing and other financial standards, and greater volatility. When the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates, and the risk that a foreign government could regulate foreign exchange transactions.

See the section called Risks and special investment techniques for a discussion of debt and junk bond risks, as well as the foreign market risks of investing in this Fund.

Since the Fund may invest in equity securities, an investment in the Fund also exposes you to stock market risks. When the Fund buys equities, there are special risks related to fluctuations or declines in either the price of an individual security or in securities markets in general. For more information, see Risks and special investment techniques.

The Fund may invest in zero coupon securities and PIKs. Since these securities do not pay interest in the form of cash, they fluctuate more in value than other interest-bearing securities. For more information, see Risks and special investment techniques.


The Fund may experience a relatively high portfolio turnover which will result in greater transaction costs, as well as increased short-term capital gains or losses. This is primarily attributable to GIS's continuing asset allocation efforts among and within various sectors of the high yield bond markets.


HOW THE FUND HAS PERFORMED

The bar chart and table below provide some indication of the risks of investing in the Fund by showing its performance since it was launched on September 7, 1999. The performance figures shown assume that all dividends and distributions are reinvested in the Fund. This performance information does not reflect fees or charges attributable to the variable products that offer the Fund as an investment option. If these fees and charges were reflected, returns would be less than those shown. Past results do not necessarily indicate how the Fund will perform in the future.

 4 PROSPECTUS                               THE GUARDIAN VC HIGH YIELD BOND FUND

HIGHEST AND LOWEST
QUARTERS
During the period shown in
the bar chart, the highest and
lowest returns, respectively,
for a quarter were:


BEST QUARTER
5.93% for the quarter ended
December 31, 2001.


WORST QUARTER
-5.79% for the quarter ended
December 31, 2000.

YEAR-BY-YEAR RETURNS
TOTAL RETURNS
(Year ended December 31)

[TOTAL RETURNS BAR CHART]

2000                                                                            -6.07
2001                                                                             3.56

Please refer to the prospectus for the variable annuity contract or variable life insurance policy that offers the Fund to learn about expenses that will affect your return.

AVERAGE ANNUAL TOTAL RETURNS


This table provides some indication of the risks of investing in the Fund by showing the average annual total returns for the 1 year period and since inception (September 7, 1999) through December 31, 2001. It compares the Fund's performance with the Lehman Brothers Corporate High Yield Index, an unmanaged index that is generally considered to be representative of the investable universe of the U.S. dollar-denominated high yield debt market.



                                                                 SINCE
                                                      1 YEAR   INCEPTION
------------------------------------------------------------------------
Fund                                                   3.56%     0.03%
------------------------------------------------------------------------
Lehman Brothers Corporate High Yield Index             5.28%     0.07%
------------------------------------------------------------------------


THE GUARDIAN VC HIGH YIELD BOND FUND                               PROSPECTUS  5

RISKS AND SPECIAL INVESTMENT TECHNIQUES

WE'VE ALREADY BRIEFLY DESCRIBED the principal risks of investing in the Fund. In this section of the prospectus, we also describe the risks in more detail, as well as some of the special investment techniques the Fund's adviser expect to use.

PRINCIPAL RISKS TO INVESTORS

DEBT RISKS

You could lose money in connection with the Fund's debt investments, or the Fund's performance could fall below that of other possible investments, for the following reasons:

- interest rates rise, causing the market values of debt securities in the Fund to fall ("interest rate risk")

- the issuer of a debt security in the Fund defaults on its obligation to pay principal or interest, has its credit rating downgraded, or is perceived by the market to be less creditworthy ("credit risk")

- as a result of declining interest rates, the issuer of a security exercises its right to prepay principal, forcing the Fund to reinvest in lower-yielding securities ("prepayment risk")

- as a result of rising interest rates, the issuer of a security exercises its right to pay principal later than scheduled, which will lock in a below-market interest rate and reduce the value of the security ("extension risk")

- the investment adviser's judgment about the value or potential appreciation of a particular bond proves to be incorrect ("manager's selection risk").

Interest rate risk

The value of the debt obligations in the Fund may vary according to changes in interest rates. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Usually the price of bonds that must be repaid over longer time periods fluctuate more than shorter-term bonds. Some debt securities, such as zero coupon bonds, pay-in-kind securities (which make interest payments in additional securities) and mortgage-backed and asset-backed securities, may be more sensitive to interest rate changes than other bonds. If an instrument has a variable rate of interest and a change in the market rate occurs, there may be a delay before the coupon rate is affected, and this could adversely affect the Fund's performance.

Credit risk

Investors face the risk that the issuer of debt cannot pay interest or principal on the money owed. U.S. government securities are substantially protected from financial or credit risk. However, certain agency obligations, while of the highest credit quality, are supported only by the issuer's credit or right to borrow from the U.S. Treasury.

 6 PROSPECTUS                               THE GUARDIAN VC HIGH YIELD BOND FUND

Prepayment and extension risk

There is also the possibility that a debt security could be prepaid before the money is due, and that the proceeds could be invested at lower interest rates. Intermediate-term and long-term bonds commonly provide protection against this possibility, but mortgage-backed securities do not. Mortgage-backed securities are more sensitive to the risks of prepayment because they can be prepaid whenever their underlying collateral is prepaid. Conversely, extension risk is the possibility that in an environment of rising interest rates, expected prepayments will not be made, with the result that the security's life will become longer than anticipated. Typically, the security's value will drop when this occurs.

JUNK BOND RISK

Junk bonds are below investment grade bonds rated as Ba1 or BB+ and lower, and are also known as high-yield bonds. They may be issued by companies without a long track record of sales and earnings, or those with questionable credit strength. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty. Lower-quality debt obligations are particularly susceptible to the risk of default or price changes because of changes in the issuer's creditworthiness. These securities may also be less liquid, making it more difficult for the Fund to dispose of them.

Lower-quality debt can be particularly sensitive to changes in the economy, the financial situation of the issuer, or trouble in the issuer's industry. If the issuer defaults on the loan, the investor could face the additional cost of the effort to recover some or all of the money. When the economy is uncertain, the price of these securities could fluctuate more dramatically than the price of higher-rated debt. It may also be difficult for the Fund to sell these securities at the time it sees fit.

Junk bonds usually pay a higher interest rate than investment grade bonds, but also involve greater risks. You could lose money in connection with the Fund's investments in junk bonds, or the Fund's performance could fall below that of other possible investments, because junk bonds:

- are speculative and have a higher risk of default

- tend to react more to changes in interest rates than higher-rated securities

- tend to be less liquid, and may be more difficult to value

- are issued by entities whose ability to make principal and interest payments are more likely to be affected by changes in economic conditions or other circumstances.

THE GUARDIAN VC HIGH YIELD BOND FUND                               PROSPECTUS  7

STOCK MARKET RISKS

You could lose money in connection with the Fund's equity investments, or the Fund's performance could fall below that of other possible investments, if any of the following occurs:

- the U.S. or a foreign stock market declines

- stocks are temporarily out of favor relative to bonds or cash

- an adverse event such as negative press reports about a company in the Fund's portfolio depresses the value of the company's stock

- the investment adviser's judgment about the value or potential appreciation of a particular stock proves to be incorrect

- companies pay lower stock dividends than expected, or pay no dividends at all.

FOREIGN MARKET RISKS

Investing in foreign markets, particularly those of emerging markets, involves additional risks. Foreign securities may be affected by political, social and economic developments abroad. Financial markets in foreign countries may be less liquid or more volatile than U.S. markets. Less information may be available about foreign company operations, and foreign countries may impose taxes on income from sources in such countries, or may enact confiscatory taxation provisions targeted to certain investors. Government regulations and accounting standards may be less stringent as well. Brokerage commissions and custodial fees for foreign investments are often higher than those for investments in U.S. securities. Exchange rates can adversely affect the value of foreign securities and their dividends or earnings, irrespective of the underlying performance.

You could lose money on your investment, or the Fund may not perform as well as other investments, if:

- in a changing market, the Fund is unable to sell securities at the desired times, amounts or at prices it considers reasonable

- stock prices in countries selected by the Fund decline

- the government of a country selected by the Fund imposes restrictions on currency conversion or trading

- relationships between countries selected by the Fund change and have a negative impact on stock or currency values.


The Fund may invest in countries whose markets are less liquid, more volatile, and less subject to governmental supervision than the U.S. markets. Public information about a foreign security or issuer may be less available than in the U.S. Unfavorable political, economic or regulatory factors, including foreign taxation, may affect an issuer's ability to repay principal or interest. In the event of a default on any foreign obligation, it may be difficult legally to obtain or to enforce a judgment against the issuer.


 8 PROSPECTUS                               THE GUARDIAN VC HIGH YIELD BOND FUND

Foreign securities (other than ADRs) typically are traded on the applicable country's principal stock or bond exchange, but may also be traded on regional exchanges or over-the-counter. Foreign markets, especially emerging markets, may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.

A country that exports only a few commodities or depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

Investing in foreign securities also is subject to currency risk, which is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of an investment. Currency fluctuations may negatively impact a Fund's portfolio even if the foreign stock has not declined in value.

American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs) are also subject to currency risks. Specifically, changes in the value of the currency in which the security underlying a depositary receipt is denominated, relative to the U.S. dollar, may adversely affect the value of the depositary receipt.

DIVERSIFICATION RISK

In order to meet the Fund's investment objectives, the investment adviser must try to determine the proper mix of securities that will maximize the Fund's return. It may not properly ascertain the appropriate mix of securities for any particular economic cycle. Also, the timing of movements from one type of security to another could have a negative effect on the Fund's overall objective.

PORTFOLIO TURNOVER


Portfolio turnover refers to the rate at which the securities held by a Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover, which will reduce the Fund's return, unless the securities traded can be bought and sold without corresponding commission costs.


THE GUARDIAN VC HIGH YIELD BOND FUND                               PROSPECTUS  9

SPECIAL INVESTMENT TECHNIQUES

AMERICAN DEPOSITARY RECEIPTS (ADRS), EUROPEAN DEPOSITARY RECEIPTS (EDRS) AND GLOBAL DEPOSITARY RECEIPTS (GDRS)

The Fund may invest in securities of U.S. or foreign companies which are issued or settled overseas in the form of ADRs, EDRs, or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company which represents, and may be converted into, a foreign security. An EDR or GDR is similar, but is issued by a European bank. Depositary receipts are subject to the same risks as direct investment in foreign securities.

BORROWING


The Fund may borrow up to 33 1/3% of the value of its total assets for temporary emergency purposes or as part of its investment strategy. When the Fund borrows for any purpose, it will segregate assets to cover its repayment obligation.


DOLLAR ROLL AND REVERSE REPURCHASE TRANSACTIONS

In a dollar roll transaction, the Fund sells mortgage-backed securities for delivery to the buyer in the current month and simultaneously contracts to purchase similar securities on a specified future date from the same party. The securities to be purchased will be of the same type and have the same interest rate as the sold securities, but will be supported by different mortgage pools. In a reverse repurchase agreement transaction, the Fund sells securities to a bank or securities dealer and agrees to repurchase them at an agreed time and price. Whenever the Fund enters into a dollar roll or reverse repurchase transaction, it maintains segregated assets -- typically U.S. government securities or liquid, unencumbered securities -- whose value equals or exceeds the value of the forward commitment or repurchase obligation on a daily basis.


Although dollar rolls and reverse repurchase agreements are considered leveraged transactions by the Securities and Exchange Commission, GIS believes that they do not present the risks associated with other types of leveraged transactions. The Securities and Exchange Commission also has taken the position that these transactions are borrowings within the meaning of the 1940 Act. See Borrowing, above.


FINANCIAL FUTURES CONTRACTS

The Fund may enter into financial futures contracts, in which the Fund agrees to buy or sell certain financial instruments on a specified future date based on a projected level of interest rates or the projected performance of a particular security index. If the Fund's adviser misjudges the direction of interest rates or markets, the Fund's overall performance could suffer. The risk of loss could be far greater than the investment made, since a futures contract requires only a small deposit to take a large position. A small change in a

 10 PROSPECTUS                              THE GUARDIAN VC HIGH YIELD BOND FUND
financial futures contract could have a substantial impact, favorable or unfavorable.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may use these contracts to try to manage the risk of changes in currency exchange rates. A forward foreign currency exchange contract is an agreement to exchange a specified amount of U.S. dollars for a specified amount of a foreign currency on a specific date in the future. The outcome of this transaction depends on the adviser's ability to predict how the U.S. dollar will fare against the foreign currency. The Fund uses these contracts to try to hedge against adverse exchange rate changes, and not for speculative purposes, but there is no guarantee of success.

ILLIQUID SECURITIES AND EXEMPT COMMERCIAL PAPER

Illiquid securities are either not readily marketable at their approximate value within seven days, are not registered under the federal securities laws (unless they are exempt from registration, as noted in the following paragraph), or are otherwise viewed as illiquid by the Securities and Exchange Commission. Repurchase agreements which mature in more than seven days, certain variable rate master demand notes and over-the-counter options are treated as illiquid securities. The absence of trading can make it difficult to value or dispose of illiquid securities. It can also adversely affect the Fund's ability to calculate its net asset value or manage its portfolio. The Fund limits investments in illiquid securities to 15% of net assets.

Securities which qualify under an exemption from registration under federal securities laws for resales to institutional investors may be treated by the Fund as liquid. If the Fund's adviser determines that these securities are liquid under guidelines adopted by the Board of Directors, they may be purchased without regard to the illiquidity limits in the Statement of Additional Information. Similarly, the Fund typically treats commercial paper issued in reliance on an exemption from registration under federal securities laws as liquid.

INVESTMENT GRADE SECURITIES

Investment grade securities are bonds or convertible preferred stock that nationally recognized statistical ratings organizations, such as Moody's Investors Service, Inc. and Standard & Poor's Ratings Group, rate as Aaa or AAA (the highest quality) to Baa or BBB.

MONEY MARKET INSTRUMENTS

From time to time, the Fund may invest a portion of its assets in money market instruments. These are short-term debt instruments, which are written promises to repay debt within a year. They include Treasury bills and certificates of deposit, and they are characterized by safety and liquidity, which means they are easily convertible into

THE GUARDIAN VC HIGH YIELD BOND FUND                              PROSPECTUS  11
cash. Money market instruments may be used by the Fund for cash management or temporary defensive purposes.

OPTIONS

The Fund may purchase or sell options to buy or sell securities, securities indices or financial futures contracts. The owner of an option has the right to buy or sell the underlying instrument at a set price, by a specified date in the future. The Fund may, but is not required to, use options to attempt to minimize the risk of the underlying investment and to manage exposure to changes in foreign currencies. However, if the adviser misjudges the direction of the market for a security, the Fund could lose money by using options -- more money than it would have lost by investing directly in the security.

PAY-IN-KIND SECURITIES

The Fund may purchase pay-in-kind securities (PIKs). These are debt securities that make periodic interest payments in additional securities.

REPURCHASE AGREEMENTS

In a repurchase agreement transaction, the Fund purchases a debt security and obtains a simultaneous commitment from the selling bank or securities dealer to repurchase that debt security at an agreed time and price, reflecting a market rate of interest. Repurchase agreements are fully collateralized by U.S. government securities, bank obligations and cash or cash equivalents. Costs, delays or losses could result if the seller became bankrupt or was otherwise unable to complete the repurchase agreement. To minimize this risk, the investment adviser evaluates the creditworthiness of potential repurchase agreement counterparties using guidelines adopted by the Board of Directors.

SECURITIES LENDING


The Fund may lend its portfolio securities to securities dealers, banks and other institutional investors to earn additional income. These transactions must be continuously secured by collateral, and the securities loaned must be marked-to-market daily. The Fund generally continues to receive all interest earned or dividends paid on the loaned securities, although lending fees may be paid to the borrower. The lending of portfolio securities is limited to 33 1/3% of the value of the Fund's total assets.


WHEN-ISSUED OR DELAYED-DELIVERY TRANSACTIONS

The Fund may commit to purchase or sell particular securities, with payment and delivery to take place at a future date. These are known as when-issued or delayed-delivery transactions. If the counterparty fails to deliver a security the Fund has purchased on a when-issued or delayed-delivery basis, there could be a loss as well as a missed

 12 PROSPECTUS                              THE GUARDIAN VC HIGH YIELD BOND FUND
opportunity to make an alternative investment. The Fund engages in these transactions to acquire securities that are appropriate for their portfolios at favorable prices or yields. They do not engage in these transactions to speculate on interest rate changes.

YANKEE SECURITIES

The Fund may invest in so-called Yankee securities. These are debt securities issued by non-U.S corporate or government entities, but are denominated in U.S. dollars. Yankee securities trade and may be settled in U.S. markets.

ZERO COUPON BONDS

The Fund may invest in zero coupon bonds. These bonds do not pay interest but instead are sold at a deep discount relative to their face value, and become due only on maturity. Because zero coupon securities do not pay interest, they fluctuate in value more than other interest-bearing securities. When interest rates rise, the values of zero coupons fall more rapidly than securities paying interest on a current basis, because the zero coupons are locked in to rates of reinvestment that become less attractive the further rates rise. The converse is true when interest rates fall.

OTHER

New financial products and risk management techniques continue to be developed. The Fund may use these instruments and techniques to the extent consistent with its investment objectives or regulatory and federal tax considerations.

THE GUARDIAN VC HIGH YIELD BOND FUND                              PROSPECTUS  13

FUND MANAGEMENT

THE MANAGEMENT and affairs of the Fund are supervised by its Board of Directors.

THE FUNDS' INVESTMENT ADVISER


Guardian Investor Services LLC (GIS) is the adviser for the Fund. GIS is a Delaware limited liability company organized in 2001 as successor to Guardian Investor Services Corporation, a New York corporation organized in 1968. GIS is wholly owned by The Guardian Life Insurance Company of America (Guardian Life), a New York mutual insurance company. GIS is located at 7 Hanover Square, New York, New York 10004. GIS buys and sells securities, selects brokers to effect transactions, and negotiates brokerage fees. GIS is the adviser to several other mutual funds sponsored by Guardian Life, and it is the underwriter and distributor of the Fund's shares and of variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc.
(GIAC).


The adviser is entitled to a management fee for its services at an annual rate of 0.60% of average net assets.

PORTFOLIO MANAGERS

The High Yield Fund is managed by a team consisting of Thomas G. Sorell, CFA, and Peter J. Liebst.

Mr. Sorell has been a Senior Managing Director of Guardian Life since March 2000. Before that he was a Vice President. Mr. Sorell, who joined Guardian Life in 1994, also manages part of the fixed income assets of Guardian Life and fixed income assets for other Guardian subsidiaries.

Mr. Liebst is a Managing Director of Guardian Life. Until August 1998, Mr. Liebst was Vice President and Associate High Yield Portfolio Manager at Van Kampen American Capital Investment Advisory Corporation beginning in 1993.

 14 PROSPECTUS                              THE GUARDIAN VC HIGH YIELD BOND FUND

OUR RIGHT TO REJECT PURCHASE ORDERS AND TRANSFER REQUESTS

The Fund is not designed for professional market timing or for programmed or frequent trading because this type of activity can have a disruptive effect and can be detrimental to contractowners.

We have the right to:

- reject or restrict purchase orders or transfer requests

- limit the number of transfers permitted within a specified period of time

- If we reject a transfer, we will not process either the sale or purchase side of the request.

BUYING AND SELLING FUND SHARES

YOU CAN BUY THIS FUND only if you're a contractowner of a GIAC variable annuity contract or variable life insurance policy that offers the Fund as an investment option. GIAC buys and sells Fund shares based on premium allocation, transfer, withdrawal and surrender instructions made by GIAC contractowners.

The Fund will ordinarily make payment for redeemed shares within three business days after it receives an order from GIAC, and in any event, the Fund will make payment within seven days after it receives an order from GIAC. The redemption price will be the net asset value next determined after GIAC receives the contractowner's instructions or request in proper form. The Fund may refuse to redeem shares or postpone payment of proceeds during any period when:

- trading on the New York Stock Exchange (NYSE) is restricted

- the NYSE is closed for other than weekends and holidays

- an emergency makes it not reasonably practicable for the Fund to dispose of assets or calculate its net asset value (NAV); or

- as permitted by the Securities and Exchange Commission.

See the prospectus for your GIAC variable annuity contract or variable life insurance policy for more details about the allocation, transfer and withdrawal provisions of your annuity or policy.

SHARE PRICE


The share price of the Fund is calculated each day that the NYSE is open. The price is set at the close of regular trading on the NYSE or 4 p.m. Eastern time, whichever is earlier. Securities primarily listed on foreign exchanges may trade on weekends or other days when the Fund does not price its shares. As a result, the net asset value (or NAV) of the Fund's shares may change on days when GIAC will not be able to buy or sell Fund shares on behalf of contractowners.


NAV is the value of everything a Fund owns, minus everything it owes, divided by the number of shares investors hold.


The Fund values its assets at current market prices when market prices are readily available. If market value cannot be established, assets are valued at "fair value" as determined in good faith by, or


THE GUARDIAN VC HIGH YIELD BOND FUND                              PROSPECTUS  15
under the direction of, the Board of Directors. If an event materially affecting the value of the Fund's foreign securities occurs after the close of the primary foreign market but before the Fund prices its shares, the securities will be valued at fair value. Short-term securities that mature in 60 days or less are valued by using the amortized cost method, unless the Board determines that this does not represent fair value.


DIVIDENDS, DISTRIBUTIONS AND TAXES

Net investment income and net capital gains that are distributed to GIAC's separate account by the Fund are reinvested by GIAC in additional shares of the Fund at NAV. The Fund typically distributes any net investment income twice each year and any net capital gains once each year. The Fund's Board of Directors can change this policy. GIAC contractowners will be notified when these distributions are made.

The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, so long as such qualification is in the best interests of its shareholders. The Fund is also subject to certain diversification requirements applicable to mutual funds underlying variable insurance products. As a qualified regulated investment company, the Fund is generally not subject to federal income tax on the part of its investment income (including any net capital gains) which it distributes to shareholders. The Fund intends to distribute all such income and gains.

Investment income received from sources within foreign countries may be subject to foreign income taxes. Withholding tax rates in countries with which the U.S. does not have a tax treaty are often as high as 30% or more. The U.S. has entered into tax treaties with many foreign countries which entitle certain investors (such as the Fund) to a reduced rate of tax (generally 10-15%) or to certain exemptions from tax. The Fund will attempt to qualify for these reduced tax rates or tax exemptions whenever possible. While contractowners will bear the cost of any foreign tax withholding, they will not be able to claim a foreign tax credit or deduction for taxes paid by the Fund.

The prospectuses for GIAC's variable annuities and variable life insurance policies contain a summary description of the federal income tax treatment of distributions from such contracts. Anyone who is considering allocating, transferring or withdrawing money held under a GIAC variable contract to or from the Fund should consult a qualified tax adviser.

OTHER INFORMATION ABOUT THE FUND

The Fund does not currently foresee any disadvantages to contractowners arising from the fact that it offers shares to both variable annuity and variable life insurance policy separate accounts. The Board monitors events to ensure there are no material irreconcilable differences between or among contractowners. If such a conflict should arise, one or more GIAC separate accounts may withdraw their investment in the

 16 PROSPECTUS                              THE GUARDIAN VC HIGH YIELD BOND FUND

Fund. This could possibly force the Fund to sell portfolio securities at disadvantageous prices.

If circumstances make it necessary to create separate portfolios for variable annuity and variable life insurance separate accounts, GIAC will bear the expenses involved in setting up the new portfolios. However, the ongoing expenses contractowners ultimately pay would likely increase because of the loss of economies of scale provided by the current arrangement.

THE GUARDIAN VC HIGH YIELD BOND FUND                              PROSPECTUS  17

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS table is intended to help you understand the financial performance of the Fund since its inception.

Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


                                              FOR THE YEAR ENDED
                                                 DECEMBER 31,
                                         -----------------------------
                                          2001       2000       1999*
                                         -------    -------    -------
Net Asset Value, Beginning of Period       $8.61     $10.04     $ 9.99
                                         -------    -------    -------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                       0.77       0.85       0.23
Net Gains or Losses on Securities
  (both realized and unrealized)           (0.47)     (1.44)      0.05
                                         -------    -------    -------
Net increase from Investment
  Operations                                0.30      (0.59)      0.28
                                         -------    -------    -------

LESS DISTRIBUTIONS
Dividends (from Net Investment
  Income)                                  (0.78)     (0.84)     (0.23)
                                         -------    -------    -------
Net Asset Value, End of Period             $8.13      $8.61     $10.04
                                         -------    -------    -------
Total Return (a)                           3.56%      (6.07)%    2.78%(c)

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's
  omitted)                               $32,210    $26,834    $25,888
Ratio of Expenses to Average Net
  Assets                                   0.90%      0.90%      1.14%(b)
Ratio of Expenses after custody
  credits to Average Net Assets              N/A        N/A      0.99%(b)
Ratio of Net Investment Income to
  Average Net Assets                       8.96%      9.11%      7.66%(b)
Portfolio Turnover Rate                     140%       155%        43%


--------------------
 *  Fund commenced operations on 9/13/99.

(a) Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(b) Annualized.
(c) Not annualized.

 18 PROSPECTUS                              THE GUARDIAN VC HIGH YIELD BOND FUND

FOR MORE DETAILED INFORMATION


ADDITIONAL INFORMATION about the Fund is available in the annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the prior fiscal year. If more than one member of a household owns shares of a Fund, only one copy of each shareholder report and prospectus will be mailed to that address unless you instruct us otherwise.



The Fund's Statement of Additional Information contains additional information about the Fund. It has been filed with the SEC and is incorporated in this prospectus by reference. A free copy of the Fund's Statement of Additional Information and most recent annual report and semi-annual report may be obtained, and further inquiries can be made, by calling 1-800-221-3253 or by writing Guardian Investor Services LLC at 7 Hanover Square, New York, New York 10004.



Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington D.C. 20549-0102. In the future, information about the Fund may be available electronically from our website.


CUSTODIAN, TRANSFER AGENT AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Custody Division, 1776 Heritage Drive, North Quincy, Massachusetts 02171, is the Fund's custodian, transfer agent and dividend paying agent.

1940 ACT FILE NO. 811-3636

THE GUARDIAN VC HIGH YIELD BOND FUND                              PROSPECTUS  19

PROSPECTUS

May 1, 2002


THE GUARDIAN
VC 500 INDEX FUND

INVESTMENT OBJECTIVE

THE GUARDIAN VC 500 INDEX FUND seeks to track the investment performance of the Standard & Poor's 500 Composite Stock Price Index, which emphasizes securities issued by large U.S. companies.
------------------------------------------------------------------------------

AVAILABILITY OF THE FUND

Shares of the Fund are offered to the public only through ownership of variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc.

   AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE
   COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S
   SHARES, NOR HAS THE COMMISSION DETERMINED THAT THIS
   PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE
   TO STATE OTHERWISE.


   SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
   GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION,
   ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE
   CORPORATION, THE NATIONAL CREDIT UNION ASSOCIATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY,
   AND INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE
   PRINCIPAL AMOUNT INVESTED.


THE GUARDIAN VC 500 INDEX FUND                                     PROSPECTUS  1

AN INDEX FUND
The Fund operates as an index
fund. Index funds are designed
to track or mirror the
performance of a benchmark
index of securities.
The securities selected
for inclusion in the
index are chosen by an
independent third party, such
as Standard & Poor's (S&P)
according to their own specific
criteria and analysis. While the
securities within the index are
unmanaged, their overall
performance is used as a
standard to measure investment
performance. In order to
replicate the performance of the
index, the portfolio manager
purchases and maintains all or
a representative sampling of the
securities included in the index.
Unlike the Fund, however, the
returns generated by the index
do not reflect the fees and
operating expenses that are
normally imposed on a mutual
fund.

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to track the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). At least 95% of the total value of the Fund's total assets is usually invested in the stocks of companies included in the S&P
500. Under normal circumstances, the Fund intends to be fully invested in these types of securities.

The Fund operates as an index fund. Index funds are designed to track or mirror the performance of a benchmark index of securities. The securities selected for inclusion in the index are chosen by an independent third party, such as Standard & Poor's (S&P) according to their own specific criteria and analysis. While the securities within the index are unmanaged, their overall performance is used as a standard to measure investment performance. In order to replicate the performance of the index, the portfolio manager purchases and maintains all or a representative sampling of the securities included in the index. Unlike the Fund, however, the returns generated by the index do not reflect the fees and operating expenses that are normally imposed on a mutual fund.

The S&P 500 is an unmanaged index of 500 common stocks selected by S&P as representative of a broad range of industries within the U.S. economy. It is comprised primarily of stocks issued by large capitalization companies. The index is often considered to be the performance benchmark for U.S. stock market performance in general. The Fund generally invests in all of the stocks in the S&P 500 in proportion to their weighting in the index. Since certain securities included in the S&P 500 are stocks of foreign issuers, the Fund may invest in securities that are issued and settled overseas as necessary to replicate the S&P 500.

The Fund may use special techniques, such as futures and options, as a substitute for the purchase or sale of securities or when there are large cash inflows.

Since the Fund is intended to track the performance of the S&P 500 index, its portfolio composition is not determined by its investment adviser, nor does the portfolio manager actively determine the stock selection or sector allocation. The securities selected for the portfolio are those securities that are included in the S&P 500, in approximately the same percentages as those securities are included in the index. The percentage weighting of a particular security in the S&P 500 is determined by that security's relative total market capitalization -- which is the market price per share of the security multiplied by the number of shares outstanding. In order to track the S&P 500 as closely as possible, the Fund attempts to remain fully invested in stocks.

THE PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, the value of your investment could decline so you could lose money. Since the Fund's portfolio is invested

 2 PROSPECTUS                                     THE GUARDIAN VC 500 INDEX FUND
primarily in equities, or shares of companies, the Fund is subject to the risks of investing in equity markets. Equity risks include the risk that share prices of the securities in its portfolio can be driven up or down gradually or sharply by general conditions in the stock markets or by the performance of an individual company or industry.

For information about the risks of foreign securities, see the section called Risks and special investment techniques.

Because the Fund uses options and futures, such as stock index futures, as part of its investment strategy, you will also face risks associated with those techniques. While the Fund will use these techniques in an effort to manage cash flow and to minimize deviations in performance, it is possible that the Fund will lose more value than it would have if options and futures were not used. For further information about the risks of options and futures, see the section called Risks and special investment techniques.

There is no assurance that the Fund will track the performance of the S&P 500 perfectly. The Fund's ability to track the index may be affected by Fund expenses, the amount of cash and cash equivalents held in the Fund portfolio and the frequency and timing of shareholder purchases and sales of Fund shares. The portfolio manager also continually compares the portfolio composition to composition of the S&P 500. In the event that an imbalance occurs, the Fund's portfolio is rebalanced so as to more closely replicate the index.

Unlike an actively managed fund, the portfolio manager does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that based upon market and economic conditions, the Fund's performance could be higher or lower than other types of mutual funds that may actively shift their portfolio assets in order to take advantage of market opportunities or to lessen the impact of a market decline.


"S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Guardian Investor Services LLC. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. See the Statement of Additional Information for more information.


THE GUARDIAN VC 500 INDEX FUND                                     PROSPECTUS  3

HIGHEST AND LOWEST
QUARTERS
During the period shown in
the bar chart, the highest and
lowest returns, respectively,
for a quarter were:


BEST QUARTER
10.53% for the quarter ended
December 31, 2001.



WORST QUARTER
-14.62% for the quarter ended
September 30, 2001.


HOW THE FUND HAS PERFORMED

The bar chart and table below provide some indication of the risks of investing in the Fund by showing its performance since it was launched on September 7, 1999. The performance figures shown assume that all dividends and distributions are reinvested in the Fund. This performance information does not reflect fees or charges attributable to the variable products that offer the Fund as an investment option. If these fees and charges were reflected, returns would be less than those shown. Past results do not necessarily indicate how the Fund will perform in the future.

YEAR-BY-YEAR RETURNS
TOTAL RETURNS
(Year ended December 31)

[TOTAL RETURNS BAR CHART]

2000                                                                             -8.66
----                                                                             -----
2001                                                                            -11.92

Please refer to the prospectus for the variable annuity contract or variable life insurance policy that offers the Fund to learn about expenses that will affect your return.

AVERAGE ANNUAL TOTAL RETURNS


This table provides some indication of the risks of investing in the Fund by showing the average annual total returns for the 1 year period and since inception (September 7, 1999) through December 31, 2001. It compares the Fund's performance with the S&P 500 Index, an index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity.



                                                 1 YEAR   SINCE INCEPTION
-------------------------------------------------------------------------
Fund                                             -11.92%       -6.42%
-------------------------------------------------------------------------
S&P 500 Index                                    -11.88%       -6.67%
-------------------------------------------------------------------------


 4 PROSPECTUS                                     THE GUARDIAN VC 500 INDEX FUND

RISKS AND SPECIAL INVESTMENT TECHNIQUES

WE'VE ALREADY BRIEFLY DESCRIBED the principal risks of investing in the Fund. In this section of the prospectus, we describe the risks in more detail, as well as some of the special investment techniques the Fund's adviser expects to use.

PRINCIPAL RISKS TO INVESTORS

STOCK MARKET RISKS

You could lose money in connection with the Fund's equity investments, or the Fund's performance could fall below that of other possible investments, if any of the following occurs:

- the U.S. or a foreign stock market declines

- stocks are temporarily out of favor relative to bonds or cash

- an adverse event such as negative press reports about a company in the Fund's portfolio depresses the value of the company's stock

- companies pay lower stock dividends than expected, or pay no dividends at all

FOREIGN MARKET RISKS

Investing in foreign markets involves additional risks. Foreign securities may be affected by political, social and economic developments abroad. Financial markets in foreign countries may be less liquid or more volatile than U.S. markets. Less information may be available about foreign company operations, and foreign countries may impose taxes on income from sources in such countries, or may enact confiscatory taxation provisions targeted to certain investors. Government regulations and accounting standards may be less stringent as well. Brokerage commissions and custodial fees for foreign investments are often higher than those for investments in U.S. securities. Exchange rates can adversely affect the value of foreign securities and their dividends or earnings, irrespective of the underlying performance.

DIVERSIFICATION RISK


In order to meet the Fund's investment objectives, GIS must try to replicate the mix of securities included in the index. The index may not contain the appropriate mix of securities for any particular economic cycle. Also, the timing of movements from one type of security to another in seeking to replicate the index could have a negative effect on the Fund.


PORTFOLIO TURNOVER

Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover which will reduce the Fund's return.

THE GUARDIAN VC 500 INDEX FUND                                     PROSPECTUS  5

The Fund serves as an underlying fund in which The Guardian VC Asset Allocation Fund invests. Purchases and redemptions by The Guardian VC Asset Allocation Fund might affect the portfolio turnover rate for the Fund.

SPECIAL INVESTMENT TECHNIQUES

AMERICAN DEPOSITARY RECEIPTS (ADRS), EUROPEAN DEPOSITARY RECEIPTS (EDRS) AND GLOBAL DEPOSITARY RECEIPTS (GDRS)

The Fund may invest in securities of U.S. or foreign companies which are issued or settled overseas in the form of ADRs, EDRs, or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company which represents, and may be converted into, a foreign security. An EDR or GDR is similar, but is issued by a European bank. Depositary receipts are generally subject to the same risks as direct investment in foreign securities.

BORROWING


The Fund may borrow up to 33 1/3% of the value of its total assets for temporary emergency purposes and as part of its investment strategy. When the Fund borrows for any purpose, it will segregate assets to cover its repayment obligations.


CONVERTIBLE SECURITIES

The Fund may invest in convertible securities, which are securities such as debt or preferred stock, that can be exchanged for a set number of another security (usually common shares) at a predetermined price.

FINANCIAL FUTURES CONTRACTS

The Fund may enter into financial futures contracts, in which it agrees to buy or sell certain financial instruments on a specified future date for a pre-specified price. The risk of loss could be substantial since a futures contract requires only a small deposit to take a large position. A small change in a financial futures contract could have a substantial impact, favorable or unfavorable. Moreover, it is possible for the price of a futures contract to be less than perfectly correlated to its underlying financial instrument for periods of time prior to maturity.

MONEY MARKET INSTRUMENTS

Money market instruments are short-term debt instruments, which are written promises to repay debt within a year. They include Treasury bills and certificates of deposit, and they are characterized by safety and liquidity, which means they are easily convertible into cash. Money market instruments may be used by the Fund for cash management or temporary defensive purposes.

 6 PROSPECTUS                                     THE GUARDIAN VC 500 INDEX FUND

SECURITIES LENDING

The Fund may lend its portfolio securities to securities dealers, banks and other institutional investors to earn additional income. These transactions must be continuously secured by collateral, and the securities loaned must be marked-to-market daily. The Fund generally continues to receive all interest earned or dividends paid on the loaned securities, although lending fees may be paid to the borrower. The lending of portfolio securities is limited to 33 1/3% of the value of the Fund's total assets.

OPTIONS

The Fund may purchase or sell options to buy or sell securities, securities indices or financial futures contracts. The owner of an option has the right to buy or sell the underlying instrument at a set price, by a specified date in the future. The Fund may, but is not required to, use options to attempt to minimize the risk of the underlying investment or match its exposure relative to the targeted index. However, the Fund could lose money by using options -- more money than it would have lost by investing directly in the security.


REPURCHASE AGREEMENTS


In a repurchase agreement transaction, the Fund purchases a debt security and obtains a simultaneous commitment from the selling bank or securities dealer to repurchase that debt security at an agreed time and price, reflecting a market rate of interest. Repurchase agreements are fully collateralized by U.S. government securities, bank obligations and cash or cash equivalents. Costs, delays or losses could result if the seller became bankrupt or was otherwise unable to complete the repurchase agreement. To minimize this risk, the investment adviser evaluates the creditworthiness of potential repurchase agreement counterparties using guidelines adopted by the Board of Directors. The Fund may use repurchase agreements for cash management or temporary defensive purposes.

OTHER

New financial products and risk management techniques continue to be developed. The Fund may use these instruments and techniques to the extent and when consistent with its investment objectives or regulatory and federal tax considerations.

THE GUARDIAN VC 500 INDEX FUND                                     PROSPECTUS  7

FUND MANAGEMENT

THE MANAGEMENT and affairs of the Fund are supervised by its Board of Directors.

THE FUND'S INVESTMENT ADVISER


Guardian Investor Services LLC (GIS) is the adviser for the Fund. GIS is a Delaware limited liability company organized in 2001 as successor to Guardian Investor Services Corporation, a New York corporation organized in 1968. GIS is wholly owned by The Guardian Life Insurance Company of America (Guardian Life), a New York mutual insurance company. GIS is located at 7 Hanover Square, New York, New York 10004. GIS buys and sells securities, selects brokers to effect transactions, and negotiates brokerage fees. GIS is the adviser to several other mutual funds sponsored by Guardian Life, and it is the underwriter and distributor of the Fund's shares and of variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc.
(GIAC).



The Fund pays GIS a management fee for its services at an annual rate of 0.25% of average net assets.


PORTFOLIO MANAGER

Jonathan C. Jankus, CFA, has been the Fund's portfolio manager since its inception. He has been a Managing Director of Guardian Life since March 1998. Mr. Jankus joined Guardian Life in 1995.

 8 PROSPECTUS                                     THE GUARDIAN VC 500 INDEX FUND

OUR RIGHT TO REJECT PURCHASE ORDERS AND TRANSFER REQUESTS

The Fund is not designed for professional market timing or for programmed or frequent trading, because this type of activity can have a disruptive effect and can be detrimental to contractowners.

We have the right to:

- reject or restrict purchase orders or transfer requests

- limit the number of transfers permitted within a specified period of time

If we reject a transfer, we will not process either the sale or purchase side of the request.

BUYING AND SELLING FUND SHARES

YOU CAN BUY THIS FUND only if you're a contractowner of a GIAC variable annuity contract or variable life insurance policy that offers the Fund as an investment option. GIAC buys and sells Fund shares based on premium allocation, transfer, withdrawal and surrender instructions made by GIAC contractowners.

The Fund will ordinarily make payment for redeemed shares within three business days after it receives an order from GIAC, and in any event, the Fund will make payment within seven days after it receives an order from GIAC. The redemption price will be the net asset value next determined after GIAC receives the contractowner's instructions or request in proper form. The Fund may refuse to redeem shares or postpone payment of proceeds during any period when:

- trading on the New York Stock Exchange (NYSE) is restricted

- the NYSE is closed for other than weekends and holidays

- an emergency makes it not reasonably practicable for the Fund to dispose of assets or calculate its net asset value (NAV); or

- as permitted by the Securities and Exchange Commission.

See the prospectus for your GIAC variable annuity contract or variable life insurance policy for more details about the allocation, transfer and withdrawal provisions of your annuity or policy.

SHARE PRICE

The share price of the Fund is calculated each day that the NYSE is open. The price is set at the close of regular trading on the NYSE or 4 p.m. Eastern time, whichever is earlier. The price is based on the Fund's current net asset value, or NAV.

NAV is the value of everything a Fund owns, minus everything it owes, divided by the number of shares investors hold.


The Fund values its assets at current market prices when market prices are readily available. If market value cannot be established, assets are valued at "fair value" as determined in good faith by, or under the direction of, the Board of Directors. Short-term securities that mature in 60 days or less are valued by using the amortized cost method, unless the Board determines that this does not represent fair value.


THE GUARDIAN VC 500 INDEX FUND                                     PROSPECTUS  9

DIVIDENDS, DISTRIBUTIONS AND TAXES

Net investment income and net capital gains that are distributed to GIAC separate accounts by the Fund are reinvested by GIAC in additional shares of the Fund at NAV. The Fund typically distributes any net investment income twice each year and any net capital gains once each year. The Fund's Board of Directors can change this policy. Contractowners will be notified when these distributions are made.

The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, so long as such qualification is in the best interests of its shareholders. The Fund is also subject to certain diversification requirements applicable to mutual funds underlying variable insurance products. As a qualified regulated investment company, the Fund is generally not subject to federal income tax on the part of its investment income (including any net capital gains) which it distributes to shareholders. The Fund intends to distribute all such income and gains.

Investment income received from sources within foreign countries may be subject to foreign income taxes. Withholding tax rates in countries with which the U.S. does not have a tax treaty are often as high as 30% or more. The U.S. has entered into tax treaties with many foreign countries which entitle certain investors (such as the Fund) to a reduced rate of tax (generally 10-15%) or to certain exemptions from tax. The Fund will attempt to qualify for these reduced tax rates or tax exemptions whenever possible. While contractowners will bear the cost of any foreign tax withholding, they will not be able to claim a foreign tax credit or deduction for taxes paid by the Fund.

The prospectuses for GIAC's variable annuities and variable life insurance policies contain a summary description of the federal income tax treatment of distributions from such contracts. Anyone who is considering allocating, transferring or withdrawing money held under a GIAC variable contract to or from the Fund should consult a qualified tax adviser.

OTHER INFORMATION ABOUT THE FUND

The Fund does not currently foresee any disadvantages to contractowners arising from the fact that it offers shares to both variable annuity contract and variable life insurance policy separate accounts. The Board monitors events to ensure there are no material irreconcilable differences between or among contractowners. If such a conflict should arise, one or more separate accounts may withdraw their investment in the Fund. This could possibly force the Fund to sell portfolio securities at disadvantageous prices.

If circumstances make it necessary to create separate portfolios for variable annuity and variable life insurance separate accounts, GIAC will bear the expenses involved in setting up the new portfolios. However, the ongoing expenses contractowners ultimately pay would likely increase because of the loss of economies of scale provided by the current arrangement.

 10 PROSPECTUS                                    THE GUARDIAN VC 500 INDEX FUND

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS table is intended to help you understand the financial performance of the Fund since its inception.

Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions.) This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


                                                  FOR THE YEAR ENDED
                                                     DECEMBER 31,
                                           ---------------------------------
                                             2001         2000       1999*
                                             ----         ----       -----
Net Asset Value, Beginning of Period          $9.72       $10.75      $10.14
                                           --------     --------    --------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                          0.09         0.09        0.03
Net Gains or Losses on Securities
  (both realized and unrealized)              (1.25)       (1.01)       0.61
Net Increase/Decrease from Investment
  Operations                                  (1.16)       (0.92)       0.64
                                           --------     --------    --------

LESS DISTRIBUTIONS
Dividends (from Net Investment Income)        (0.09)       (0.09)      (0.03)
                                           --------     --------    --------
Distributions (from Capital Gains)            (0.00)(d)    (0.02)       --
                                           --------     --------    --------
Total Distributions                           (0.09)       (0.11)      (0.03)
                                           --------     --------    --------
Net Asset Value, End of Period                $8.47        $9.72      $10.75
                                           --------     --------    --------
Total Return(a)                              (11.92)%      (8.66)%   6.38%(c)

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's omitted)  $366,544     $294,600    $217,804
Ratio of Expenses to Average Net Assets       0.28%        0.28%     0.36%(b)
Ratio of Expenses after Custody Credits
  to Average Net Assets                         N/A          N/A     0.29%(b)
Ratio of expenses, excluding waivers, to
  Average Net Assets                          0.33%        0.34%     0.36%(b)
Ratio of Net Investment Income to Average
  Net Assets                                  1.14%        0.93%     0.99%(b)
Portfolio Turnover Rate                          1%           1%          1%


--------------------

   *   Fund commenced operations on 8/25/99.


(a) Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.



(b) Annualized.



(c) Not annualized.



(d) Rounds to less than $0.01.


THE GUARDIAN VC 500 INDEX FUND                                    PROSPECTUS  11

FOR MORE DETAILED INFORMATION


ADDITIONAL INFORMATION about the Fund is available in the annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the prior fiscal year. If more than one member of a household owns shares of the Fund, only one copy of each shareholder report and prospectus will be mailed to that address unless you instruct us otherwise.



The Fund's Statement of Additional Information contains additional information about the Fund. It has been filed with the SEC and is incorporated in this prospectus by reference. A free copy of the Fund's Statement of Additional Information and most recent annual report and semi-annual report may be obtained, and further inquiries can be made, by calling 1-800-221-3253 or by writing Guardian Investor Services LLC at 7 Hanover Square, New York, New York 10004.



Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington D.C. 20549-0102. In the future, information about the Fund may be available electronically from our website.


CUSTODIAN, TRANSFER AGENT AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Custody Division, 1776 Heritage Drive, North Quincy, Massachusetts 02171, is the Fund's custodian, transfer agent and dividend paying agent.

1940 ACT FILE NO. 811-3636

 12 PROSPECTUS                                    THE GUARDIAN VC 500 INDEX FUND

THE GUARDIAN VARIABLE
CONTRACT FUNDS, INC.

      Including:


      THE GUARDIAN STOCK FUND


      THE GUARDIAN VC ASSET ALLOCATION FUND


      THE GUARDIAN VC HIGH YIELD BOND FUND


      THE GUARDIAN VC 500 INDEX FUND


STATEMENT OF ADDITIONAL INFORMATION


MAY 1, 2002



This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectuses of The Guardian Stock Fund (the "Stock Fund"), The Guardian VC Asset Allocation Fund (the "Asset Allocation Fund"), The Guardian VC High Yield Bond Fund (the "High Yield Fund") and The Guardian VC 500 Index Fund (the "Index Fund"), each dated May 1, 2002. The Funds are diversified series funds of The Guardian Variable Contract Funds, Inc. (the "Company"). The series funds are referred to in this Statement of Additional Information as the "Funds" and each separately as a "Fund". Each Fund's financial statements appear in the Company's Annual Report to Shareholders for the year ended December 31, 2001. The Annual Report is incorporated by reference in this Statement of Additional Information. Free copies of the Prospectuses and Annual Report to Shareholders may be obtained by writing to the Funds, c/o The Guardian Insurance & Annuity Company, Inc., 7 Hanover Square, New York, New York 10004 or by telephoning 1-800-221-3253. Please retain this document for future reference.


                   TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Organization of the Company.................................   B-2
Investment Restrictions.....................................   B-2
Special Investment Techniques...............................   B-3
Fund Management.............................................  B-12
Guardian Life and Other Fund Affiliates.....................  B-18
Investment Adviser and Other Services.......................  B-18
Portfolio Transactions and Brokerage........................  B-19
Taxes.......................................................  B-20
Performance Data............................................  B-21
Calculation of Net Asset Value..............................  B-23
Capital Stock...............................................  B-24
Custodian and Transfer Agent................................  B-24
Legal Opinions..............................................  B-24
Independent Auditors and Financial Statements...............  B-25



EB-013289   5/02


STATEMENT OF ADDITIONAL INFORMATION

ORGANIZATION OF THE COMPANY
The Company was organized in March 1983 as a Maryland corporation and was formerly known as "The Guardian Stock Fund, Inc." The Company is an open-end, management investment company. Each of the Funds within the Company is diversified within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

INVESTMENT RESTRICTIONS
Each Fund has adopted the following investment restrictions. Investment restrictions designated as "fundamental" cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund. As defined by the 1940 Act, the vote of a majority of the outstanding voting securities of the Fund means the lesser of the vote of (a) 67 percent of the voting securities of the Fund at a meeting where more than 50 percent of the outstanding voting securities are present in person or by proxy, or (b) more than 50 percent of the outstanding voting securities of the Fund. Following the list of fundamental investment restrictions are the Funds' "non-fundamental" restrictions. Non-fundamental restrictions may be changed by the Board of Directors without shareholder approval. All percentage restrictions on investments apply when an investment is made. A later increase or decrease beyond a specified limit that results from a change in value or net assets shall not constitute a violation of the applicable restriction.

THE FOLLOWING FUNDAMENTAL INVESTMENT RESTRICTIONS PROVIDE THAT THE FUNDS MAY
NOT:

1. Make any investment inconsistent with the Fund's classification as a diversified company under the 1940 Act;

2. Borrow money or pledge its assets, except that the Fund may (i) borrow for temporary or emergency needs, and engage in reverse repurchase agreements, mortgage dollar rolls or other transactions which may involve a borrowing from banks or other persons, provided that the aggregate amount involved in all such transactions shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law; (ii) obtain such short-term credit as may be necessary for the clearance of transactions in portfolio securities; and (iii) purchase securities on margin to the extent permitted by applicable law;

3. Make loans to other persons except (i) loans of portfolio securities and entry into repurchase agreements to the extent permitted under applicable law; and (ii) to the extent that the purchase of debt obligations in which the Fund may invest, consistent with its investment objectives and policies, may be deemed to be loans;

4. (For each Fund other than the Index Fund) Purchase any securities other than the obligations of the U.S. Government, or its agencies or instrumentalities, if, immediately after such purchase, 25% or more of the value of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in the same industry or group of industries;

  (For the Index Fund) Purchase any securities other than the obligations of the U.S. Government, or its agencies or instrumentalities, if, immediately after such purchase, 25% or more of the value of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in the same industry or group of industries, except that the Fund may purchase securities in excess of this limitation to the extent necessary from time to time to replicate the composition of the Standard & Poor's 500 Index in accordance with the Fund's investment objective;

5. Engage in the underwriting of the securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of portfolio securities;

6. Purchase or sell commodities or commodity contracts, except to the extent permitted under applicable law without registration as a commodity pool operator under the Commodity Exchange Act (or any comparable registration under successor legislation);

7. Purchase, hold, sell or deal in real estate, although the Fund may (i) purchase and sell securities that are secured by real estate or interests therein; (ii) purchase and sell securities of issuers that engage in real estate operations, as well as real estate investment trusts and mortgage-related securities; and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities; and

8. Issue any senior securities to the extent such issuance would violate applicable law.


THE FOLLOWING NON-FUNDAMENTAL RESTRICTIONS, WHICH MAY BE CHANGED BY THE BOARD OF DIRECTORS WITHOUT SHAREHOLDER APPROVAL, PROVIDE THAT THE FUNDS MAY NOT:


1. Invest in (i) securities which at the time of such investment are not readily marketable; (ii) securities restricted as to resale or other disposition; or
   (iii) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets (taken at current value), or such other percentage provided by applicable law, would then be invested in the aggregate in securities described in (i), (ii), and (iii) above. This

                                      B-2
                                      THE GUARDIAN VARIABLE CONTRACT FUNDS, INC.

   restriction shall not apply to securities which the Board of Directors of the Fund has determined to be liquid pursuant to applicable law;

2. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law; and

3. Purchase securities for the purpose of exercising control over another company.

The Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Fund or its investment adviser. S&P has no obligation to take the needs of the investment adviser or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN, S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


The Stock Fund, the High Yield Fund and the Index Fund will provide 60 days' prior written notice to shareholders of a change in their Fund's non-fundamental policy of investing the amounts stated in each Fund's Prospectus in investments suggested by the Fund's name.


SPECIAL INVESTMENT TECHNIQUES
Each Fund has an investment objective that it pursues through its stated investment policies and special investment techniques. There can be no assurance that a Fund's objective will be achieved. The following is a description of certain of the special investment techniques that may be used by the investment adviser on behalf of the Funds to the extent permitted by the Funds' investment restrictions. This section supplements the description of "Special Investment Techniques" contained in each Fund's Prospectus.

CONVERTIBLE SECURITIES

As described in the Prospectus, each of the Funds may invest in convertible securities. Convertible securities are bonds or preferred stock issues which may be converted at a stated price within a specified period of time into a specific number of shares of common stock of the same or a different issuer. Convertible securities also have characteristics similar to non-convertible debt securities in that they ordinarily provide income with generally higher yields than those of common stock of the same or a similar issuer. However, convertible securities are usually subordinated to non-convertible debt securities. Convertible securities carry the potential for capital appreciation should the value of the underlying common stock increase, but they are subject to a lesser risk of a decline in value, relative to the underlying common stock, due to their fixed-income nature. Due to the conversion feature, however, the interest rate or dividend rate on convertible securities is generally less than would be the case if the securities were not convertible.


In evaluating a convertible security for a Fund, Guardian Investor Services LLC ("GIS") looks primarily at the attractiveness of the underlying common stock and at the fundamental business strengths of the issuer. Other factors considered by GIS include the yield of the convertible security in relation to the yield of the underlying common stock, the premium over investment value and the degree of call protection.



Convertible securities purchased by the Funds (other than the High Yield Fund) will primarily be "investment grade," i.e., rated in one of the top four rating categories established by nationally recognized statistical rating organizations like Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("Standard & Poor's"). Under normal conditions, less than 10% of the assets of the Asset Allocation Fund will


STATEMENT OF ADDITIONAL INFORMATION
consist of securities rated lower than "investment grade." Such holdings will typically result from reductions in the ratings of securities after such securities were acquired by the Funds as "investment grade" securities. The High Yield Fund invests primarily in securities below investment grade. All of the Funds may, however, acquire convertible securities without regard to their ratings.


Lower rated securities may be subject to certain risks not typically associated with "investment grade" securities, such as the following: (1) reliable and objective information about the value of lower rated obligations may be difficult to obtain because the market for such securities may be thinner and less active than that for investment grade obligations; (2) adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower than investment grade obligations, and, in turn, adversely affect their market; (3) companies that issue lower rated obligations may be in the growth stage of their development, or may be financially troubled or highly leveraged, so they may not have more traditional methods of financing available to them; (4) when other institutional investors dispose of their holdings of lower rated debt securities, the general market and the prices for such securities could be adversely affected; and (5) the market for lower rated securities could be impaired if legislative proposals to limit their use in connection with corporate reorganizations or to limit their tax and other advantages are enacted.


COLLATERALIZED MORTGAGE AND ASSET-BACKED SECURITIES

The High Yield Fund and the Asset Allocation Fund may purchase mortgage-backed securities, such as collateralized mortgage obligations ("CMOs") and mortgage pass-throughs.

A mortgage pass-through is collateralized by a pool of mortgages that have a common coupon rate (i.e., interest rate) and maturity. The holders of a particular mortgage pass-through share the rights to receive interest and principal payments from the underlying pool of mortgages, net of servicing fees, as payment for debt service on the pass-through. CMOs are collateralized by pooled mortgage loans that may not share coupon rate and maturity characteristics, and are sold as multi-class bonds. CMO classes have different interests in the stream of interest and principal payments from the underlying pool of mortgages. Hence, the classes are typically paid sequentially according to the payment structure of the CMO. CMOs may be issued or guaranteed by the U.S. government and its agencies or instrumentalities, or by private entities.

Payments of principal and interest on the mortgage obligations underlying CMOs are not passed through directly to the holders. Rather, they are made to an independent trustee created specifically for the allocation of such interest and principal payments because CMOs are frequently issued in a variety of classes or series which are designed to be retired sequentially as the underlying mortgages are repaid. In the event of prepayment on such mortgages, the class of obligations next scheduled to mature generally will be paid down first. Thus, even if the issuer does not supply additional collateral, there will be sufficient collateral to secure the obligations which remain outstanding. A mortgage pass-through, on the other hand, is secured by a pool of mortgages with common characteristics, so it will not have the class structure associated with CMOs. For this reason, payments of principal and interest on the underlying mortgages can be passed-through to all holders of the mortgage pass-through. And, all such holders will share the same pre-payment risk.

Mortgage-backed securities issued by the Government National Mortgage Association ("GNMA") are backed by the full faith and credit of the U.S. government. Privately owned, government sponsored agencies like the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") issue their own guarantees for interest and principal payments on the mortgage-backed securities and other obligations they issue. These guarantees are supported only by the issuer's credit or the issuer's right to borrow from the U.S. Treasury. Accordingly, such investments may involve a greater risk of loss of principal and interest than other U.S. government securities since a Fund must look principally or solely to the issuing or guaranteeing agency or instrumentality for repayment.

Privately issued mortgage-backed securities purchased by the Funds must be fully collateralized by GNMA certificates, other government mortgage-backed securities, or by whole loans. Whole loans are securitized mortgage pools backed by fixed or adjustable rate mortgages originated by private institutions.

Mortgage-backed securities may be more sensitive to interest rate changes than conventional bonds which can result in greater price volatility. Because the collateral underlying mortgage-backed securities may be prepaid at any time, mortgage-backed securities are also subject to greater prepayment risks than conventional bonds. Accelerated prepayments of mortgage-backed securities purchased at a premium impose a risk of loss of principal because the premium may not have been fully amortized when the principal is repaid. Prepayments tend to accelerate when interest rates decline, so prepaid mortgage-backed security proceeds are then likely to be reinvested at lower interest rates.

Many factors affect the frequency of unscheduled prepayments or refinancings of the underlying mortgages, including interest rate changes, economic conditions, the ages of the mortgages and locations of the mortgaged

                                      B-4
                                      THE GUARDIAN VARIABLE CONTRACT FUNDS, INC.

properties. Prepayments on mortgage obligations tend to occur more frequently after interest rates generally have declined. The return provided to the Funds will be lower if the proceeds of prepaid mortgage-backed securities are reinvested in securities that provide lower coupons. In addition, the Funds may suffer losses on prepaid obligations which were acquired at a premium.

When interest rates are rising, mortgage-backed securities may suffer price declines, particularly if their durations extend because mortgage prepayments or refinancings slow down. Securities that have lost value will have an adverse impact on a Fund's total return.


Stripped mortgage securities are another type of mortgage-backed security. Stripped mortgage securities are created by separating the interest and principal payments generated by a pool of mortgage-backed bonds to create two classes of securities. Generally, one class receives only interest payments
(IOs) and one principal payments (POs). IOs and POs are acutely sensitive to interest rate changes and to the rate of principal prepayments. They are very volatile in price and may have lower liquidity than most mortgage-backed securities. Certain CMOs may also exhibit these qualities, especially those which pay variable rates of interest which adjust inversely with and more rapidly than short-term interest rates. The Company's Board of Directors has adopted procedures for use by GIS, the investment adviser to these Funds, to ascertain the liquidity and fair value of their investments, including their mortgage-backed securities holdings. There is no guarantee that the Funds' investments in CMOs, IOs or POs will be successful, and the Funds' total return could be adversely affected as a result.


The High Yield and Asset Allocation Funds may also invest in asset-backed securities. Asset-backed securities, which are structured similarly to mortgage-backed securities, are collateralized by interests in pools of loans, receivables or other obligations originated by single or multiple lenders and may use similar credit enhancements. The underlying assets, which include motor vehicle installment purchase contracts, home equity loans, credit card receivables and other credit arrangements, are securitized in pass-through structures similar to mortgage pass-throughs or in pay-through structures similar to CMOs. The Funds may invest in these and other types of asset-backed securities that may be developed in the future.

Asset-backed securities generally do not have the benefit of first lien security interests in the related collateral. Certain receivables such as credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, certain of which may hinder the right to receive full payment. Also, the security interests in the underlying collateral may not be properly transferred when the pool is created, resulting in the possibility that the collateral may be resold. Some asset-backed securities may also have prepayment risk due to refinancing of their receivables. Generally, these types of loans are of shorter average life than mortgages, but may have average lives of up to 10 years. These securities, which are primarily issued by non-governmental entities, carry no direct or indirect governmental guarantees.

In addition, these Funds may invest in trust-preferred (or "capital") securities. These securities, which are issued by entities such as special purpose bank subsidiaries, currently are permitted to treat the interest payments as a tax-deductible cost. Capital securities, which have no voting rights, have a final stated maturity date and a fixed schedule for periodic payments. In addition, capital securities have provisions which afford preference over common and preferred stock upon liquidation, although the securities are subordinated to other, more senior debt securities of the same issuer. The issuers of these securities retain the right to defer interest payments for a period of up to five years, although interest continues to accrue cumulatively. The deferral of payments may not exceed the stated maturity date of the securities themselves. The non-payment of deferred interest at the end of the permissible period will be treated as an incidence of default.


At the present time, the Internal Revenue Service treats capital securities as debt. Proposed legislation may cause this tax treatment to be modified in the future. In the event that the tax treatment of interest payments of these types of securities is modified, the Funds will reconsider the appropriateness of continued investment in these securities.



Some of the Funds' investments may have variable interest rates. When an instrument provides for periodic adjustments to its interest rate, fluctuations in principal value may be minimized. However, changes in the coupon rate can lag behind changes in market rates, which may adversely affect a Fund's performance.


OPTIONS ON SECURITIES

General. Each Fund may purchase put and call options and write (sell) covered call options and secured put options. Basically, there are two types of options: call options and put options. The purchaser of a call option acquires the right to buy a security at a fixed price during a specified period. The writer (seller) of such an option is then obligated to sell the security if the option is exercised, and bears the risk that the security's market price will increase over the purchase price set by the option. The purchaser of a put option acquires the right to sell a security at a fixed price during a specified period. The writer of such an option is then obligated to buy

STATEMENT OF ADDITIONAL INFORMATION
the security if the option is exercised, and bears the risk that the security's market price will decline from the purchase price set by the option. Options are typically purchased subject to a premium which can reduce the risks retained by the option writer.


As the writer of a covered call option or the purchaser of a secured put option, the Fund must own securities that can be used to cover or secure any such outstanding options. The cover for a call option that is related to a foreign currency can be short-term debt securities having a value equal to the option's face that are denominated in the same currency as the call. Also, when the Fund writes a put option, it must segregate cash or liquid, unencumbered securities, whose value is at least equal to the exercise price of the put option, and is marked to market daily, in accordance with Securities and Exchange Commission ("SEC") guidelines. Segregating assets may limit the Fund's ability to pursue other investment opportunities while options are outstanding. Options transactions can be voluntarily terminated before the exercise or expiration of the options only by entering into closing transactions. The ability to close out an option depends, in part, upon the liquidity of the option market. If the Fund cannot close an option when it wants, it may miss alternative investment opportunities.


Options trade on U.S. or foreign securities exchanges and in the over-the-counter ("OTC") market. Exchange listed options are three-party contracts issued by a clearing corporation. They generally have standardized prices, expiration dates and performance mechanics. In contrast, all the terms of an OTC option, including price and expiration date, are set by negotiation between the buyer and seller. The Fund could lose any premium paid for an OTC option, as well as any anticipated benefits of the transaction, if its counterparty fails to perform under the option's terms. Generally, the staff of the SEC currently requires OTC options and any assets used to cover such options to be treated as illiquid assets because OTC options may not be actively traded. Until the SEC staff revises this position, any of the Fund's OTC option transactions would be subject to a limitation on investment in illiquid securities of 15% of the Fund's net assets.

During the option period, the covered call writer gives up the potential for capital appreciation above the exercise price should the underlying security rise in value, and the secured put writer retains the risk of loss should the underlying security decline in value. For the covered call writer, substantial appreciation in the value of the underlying security would result in the writer having to deliver the underlying security to the holder of the option at the exercise price, which will likely be lower than the security's value. For the secured put writer, substantial depreciation in the value of the underlying security would result in the exercise of the option by the holder, thereby obligating the writer to purchase the underlying securities at the exercise price, which will likely exceed the security's value. If a covered call option expires unexercised, the writer realizes a gain and the buyer a loss in the amount of the premium. If the covered call option writer has to sell the underlying security because of the exercise of the call option, the writer realizes a gain or loss from the sale of the underlying security, with the proceeds being increased by the amount of the premium. If a secured put option expires unexercised, the writer realizes a gain and the buyer a loss in the amount of the premium. If the secured put writer has to buy the underlying security because of the exercise of the put option, the secured put writer incurs an unrealized loss to the extent that the current market value of the underlying security is less than the exercise price of the put option. However, this would be offset in whole or in part by gain from the premium received and any interest income earned on the investment of the premium.

The exercise price of an option may be below, equal to or above the current market value of the underlying security at the time the option is written. The buyer of a put who also owns the related security is protected by ownership of a put option against any decline in that security's price below the exercise price less the amount paid for the option. The ability to purchase put options allows the Fund to protect capital gains in an appreciated security which is already owned, without being required to actually sell that security. At times the Funds may seek to establish a position in securities upon which call options are available. By purchasing a call option the Fund is able to fix the cost of acquiring the security, this being the cost of the call plus the exercise price of the option. This procedure also provides some protection from an unexpected downturn in the market, because a Fund is only at risk for the amount of the premium paid for the call option which it can, if it chooses, permit to expire.

A Fund may also write or purchase spread options, which are options for which the exercise price may be a fixed monetary spread or yield spread between the security underlying the option and another security that is used as a benchmark. Spread options involve the same risks as are associated with purchasing and selling options on securities generally, as described above. The writer (seller) of a spread option which expires unexercised realizes a gain in the amount of the premium and any interest earned on the investment of the premium. However, if the spread option is exercised, the writer will forego the potential for capital appreciation or incur an unrealized loss to the extent the market value of the underlying security exceeds or is less than the exercise price of such spread option. The purchaser of a spread option incurs costs equal to the amount of the

                                      B-6
                                      THE GUARDIAN VARIABLE CONTRACT FUNDS, INC.

premium paid for such option if the spread option expires unexercised, or the associated transaction costs if the purchaser closes out the spread option position.

A Fund may purchase a put option and a call option, each with the same expiration date, on the same underlying security. The Fund will profit from the combination position if an increase or decrease in the value of the underlying security is sufficient for the Fund to profit from exercise of either the call option or the put option. Combined option positions involve higher transaction costs (because of the multiple positions taken) and may be more difficult to open and close out than other option positions.

Options on Securities Indices. Each Fund may write or purchase options on securities indices. Index options offer the Funds the opportunity to achieve many of the same objectives sought through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends on the aggregate price movements in the relevant index rather than price movements in individual securities.

Price movements in securities which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of a securities index and, therefore, the Fund bears the risk of a loss on a securities index option which is not completely offset by movements in the price of such securities. Because securities index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on a specific security, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding underlying securities. The Funds may, however, cover call options written on a securities index by holding a mix of securities which substantially replicate the movement of the index or by holding a call option on the securities index with an exercise price no higher than the call option sold.

When a Fund writes an option on a securities index, it will be required to cover the option or to segregate assets equal in value to 100% of the exercise price in the case of a put, or the contract value in the case of a call. In addition, where the Fund writes a call option on a securities index at a time when the exercise price exceeds the contract value, the Funds will segregate, until the option expires or is closed out, cash, cash equivalents or other liquid, unencumbered securities equal in value to such excess.

Options on securities indices involve risks similar to those risks relating to transactions in financial futures contracts described below. Also, a purchased option may expire worthless, in which case the premium that was paid for it is lost.

FINANCIAL FUTURES TRANSACTIONS

General. The Funds may enter into interest rate futures contracts and securities index futures contracts (collectively referred to as "financial futures contracts") primarily to manage a Fund's cash position or to hedge (protect) against anticipated future changes in equity market conditions which otherwise might affect adversely the value of securities which the Fund holds or intends to purchase. A "sale" of a financial futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value called for by the contract at a specified price during a specified delivery period. A "purchase" of a financial futures contract means the undertaking of a contractual obligation to acquire the securities at a specified price during a specified delivery period.

Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument during a specified future period at a specified price. Securities index futures contracts are similar in economic effect, but they are based on a specific index of securities (rather than on specified securities) and are settled in cash. The Fund may also purchase and write put and call options on financial futures contracts as an attempt to hedge against market risks.

The Funds may also invest in financial futures contracts when the purchase of these instruments may provide more liquidity than the direct investment in the underlying securities. The use of these instruments may permit a Fund to gain rapid exposure to the markets following a large inflow of investable cash or in response to changes in investment strategy. The purchase of a financial futures contract may also provide a Fund with a price advantage over the direct purchase of the underlying securities, either based on a differential between the securities and the futures markets or because of the lower transaction costs that are associated with these types of instruments.

STATEMENT OF ADDITIONAL INFORMATION

When a Fund enters into a financial futures contract, it is required to deposit with its custodian, on behalf of the broker, a specified amount of cash or eligible securities called "initial margin." The initial margin required for a financial futures contract is set by the exchange on which the contract is traded. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. At the time of delivery, pursuant to the contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than that specified in the contract. With respect to securities index futures contracts, settlement is made by means of a cash payment based on any fluctuation in the contract value since the last adjustment in the variation margin was made.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual commitment is closed out before delivery of the security. The offsetting of a contractual obligation is accomplished by purchasing (or selling as the case may be) on a commodities or futures exchange an identical financial futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. All transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. The Fund will incur brokerage fees when it purchases or sells financial futures contracts, and will be required to maintain margin deposits. If a liquid secondary market does not exist when the Fund wishes to close out a financial futures contract, it will not be able to do so and will continue to be required to make daily cash payments of variation margin in the event of adverse price movements.


Special Considerations Relating to Financial Futures Contracts. Financial futures contracts entail risks. There may be an imperfect correlation between the price movements of financial futures contracts and the price movements of the securities in which the Fund invests. There is also a risk that a Fund could be unable to close a futures position when desired because there is no liquid secondary market for it. The skills needed to use financial futures contracts effectively are different from those needed to select a Fund's investments. If GIS misjudges the general direction of interest rates or markets, a Fund's overall performance may be poorer than if no financial futures contracts had been entered into. It is possible that a Fund could lose money on a financial futures contract and also on the price of related securities, adversely affecting a Fund's performance. The risk of loss in trading financial futures contracts can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. A relatively small price movement in a financial futures contract could have an immediate and substantial impact, which may be favorable or unfavorable to a futures contractholder. It is possible for a price-related loss to exceed the amount of the Fund's margin deposit.


The risks associated with purchasing and writing put and call options on financial futures contracts can be influenced by the market for financial futures contracts. An increase in the market value of a financial futures contract on which the Fund has written an option may cause the option to be exercised. In this situation, the benefit to a Fund would be limited to the value of the exercise price of the option and, if a Fund closes out the option, the cost of entering into the offsetting transaction could exceed the premium the Fund initially received for writing the option. In addition, a Fund's ability to enter into an offsetting transaction depends upon the market's demand for such financial futures contracts. If a purchased option expires unexercised, a Fund would realize a loss in the amount of the premium paid for the option.

If the investment adviser's judgment about the general direction of interest rates or markets is wrong, the overall performance may be poorer than if a Fund had not entered into financial futures contracts. For example, in some cases, securities called for by a financial futures contract may not have been issued at the time the contract was written. There may also be an imperfect correlation between movements in prices of financial futures contracts and portfolio securities being hedged. The degree of difference in price movement between financial futures contracts and the securities being hedged depends upon such things as differences between the securities being hedged and the securities underlying the financial futures contracts, and variations in speculative market demand for financial futures contracts and securities. In addition, the market prices of financial futures contracts may be affected by certain factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the securities and financial futures markets could result. Price distortions could also result if investors in financial futures contracts decide to make or take delivery of underlying securities rather than engage in closing transactions, which would reduce the liquidity of the futures market. In addition, because the margin requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by the speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because there may be an imperfect correlation between movements in the prices of securities and movements in the prices of financial futures contracts, a correct forecast of market trends by the investment adviser may still not result in a successful hedging transaction. If

                                      B-8
                                      THE GUARDIAN VARIABLE CONTRACT FUNDS, INC.

this should occur, the Fund could lose money on the financial futures contracts and also on the value of its portfolio securities.

REGULATORY RESTRICTIONS

To the extent required to comply with the 1940 Act and rules and interpretations thereunder, the Funds may not maintain open short positions in financial futures contracts, call options written on financial futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in a Fund's portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. When purchasing a financial futures contract or writing a put option on a financial futures contract, the Fund must segregate cash, cash-equivalents (including any margin) or other liquid securities equal to the market value of such contract. These cover and segregation requirements may limit the Fund's ability to pursue other investment opportunities.

In order to comply with the Commodity Futures Trading Commission Regulation 4.5 and thereby avoid being deemed a "commodity pool operator," the Fund will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of Regulation 1.3(z), or, with respect to positions in commodity futures and commodity options contracts that do not come with the meaning and intent of Regulation 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of the assets of the Fund, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. In the case of an option that is in-the-money at the time of purchase, the in-the-money amount (as defined in Section 190.01(x) of the CFTC Regulations) may be excluded in computing such 5%.

OPTIONS ON FINANCIAL FUTURES CONTRACTS

The Funds may purchase and write call and put options on financial futures contracts. An option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a financial futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the financial futures contract to the holder at the exercise price. A Fund would be required to deposit with its custodian initial margin and variation margin with respect to put and call options on a financial futures contract it has written.

FOREIGN SECURITIES AND FORWARD FOREIGN CURRENCY TRANSACTIONS

From time to time, the Funds may invest in securities of domestic (U.S.) or foreign companies which are issued and settled overseas. Investing overseas involves different and additional investment risks from investing in the U.S. For example: (1) there may be less publicly available or less reliable information about foreign companies and such companies may be subject to less regulation and supervision than U.S. companies; (2) foreign stock exchanges and brokers may be subject to less governmental regulation than similar U.S. entities; (3) securities of foreign companies may be less liquid or more volatile than securities of U.S. companies; (4) foreign companies may not be subject to the same accounting, auditing, examination and recordkeeping requirements which are imposed on U.S. companies; and (5) securities issued by foreign companies may be adversely affected by political or economic unrest, restrictions on the flow of international capital, taxes on income from sources in such countries, expropriation, nationalization, confiscatory taxation, investment or currency exchange controls, or other foreign governmental laws or restrictions applicable to the payment of such securities. In addition, the time period for settlement of transactions in foreign securities may be longer than the corresponding period for settlement of transactions in domestic securities. It may also be more difficult to obtain and enforce judgments against foreign entities.

The foreign securities held by the Funds may be denominated in foreign currencies and a Fund may temporarily hold foreign currency in connection with such investments. As a result, the value of the assets held by the Fund may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. The Stock Fund and the High Yield Fund may enter into forward foreign currency exchange contracts ("forward currency contracts") in an effort to control some of the uncertainties of foreign currency exchange rate fluctuations. A forward currency contract is an agreement to purchase or sell a specific currency at a specified future date and price agreed to by the parties at the time of entering into the contract. The Funds will not engage in forward currency contracts for speculation, but only as an attempt to hedge against changes in currency exchange rates affecting the values of securities which they hold or intend to purchase. Thus, a Fund will not enter into a forward currency contract if such contract would obligate the Fund to deliver an amount of foreign currency in excess of the value of a Fund's portfolio securities or other assets denominated in that (or a correlated) currency.

STATEMENT OF ADDITIONAL INFORMATION

The Stock Fund and the High Yield Fund will normally be expected to use forward currency contracts to fix the value of certain securities they have agreed to buy or sell. For example, when a Fund enters into a contract to purchase or sell securities denominated in a particular foreign currency, a Fund could effectively fix the maximum cost of those securities by purchasing or selling a foreign currency contract, for a fixed value of another currency, in the amount of foreign currency involved in the underlying transaction. In this way, a Fund can protect the value of securities in the underlying transaction from an adverse change in the exchange rate between the currency of the underlying securities in the transaction and the currency denominated in the foreign currency contract, during the period between the date the security is purchased or sold and the date on which payment is made or received.

The Stock Fund and the High Yield Fund may also use forward currency contracts to hedge the value, in U.S. dollars, of securities currently owned. For example, if a Fund holds securities denominated in a foreign currency and anticipates a substantial decline (or increase) in the value of that currency against the U.S. dollar, a Fund may enter into a foreign currency contract to sell (or purchase), for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of all or a portion of the securities held which are denominated in such foreign currency.

Upon the maturity of a forward currency transaction, a Fund may either accept or make delivery of the currency specified in the contract or, at any time prior to maturity, enter into a closing transaction which involves the purchase or sale of an offsetting contract. An offsetting contract terminates a Fund's contractual obligation to deliver the foreign currency pursuant to the terms of the forward currency contract by obligating the Fund to purchase the same amount of the foreign currency, on the same maturity date and with the same currency trader, as specified in the forward currency contract. The Fund will realize a gain or loss as a result of entering into such an offsetting contract to the extent the exchange rate between the currencies involved moved between the time of the execution of the original forward currency contract and the offsetting contract.

The use of forward currency contracts to protect the value of securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities a Fund owns or intends to acquire, but it does fix a future rate of exchange. Although such contracts minimize the risk of loss resulting from a decline in the value of the hedged currency, they also limit the potential for gain resulting from an increase in the value of the hedged currency. The benefits of forward currency contracts to the Fund will depend on the ability of the Fund's investment adviser to accurately predict future currency exchange rates.

DOLLAR ROLL AND REVERSE REPURCHASE TRANSACTIONS

The High Yield Fund may use dollar rolls and reverse repurchase agreements. Through its investments in other mutual funds, the Asset Allocation Fund may also use these transactions. In a dollar roll transaction, a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. In a dollar roll, the securities that are to be purchased will be of the same type and have the same interest rate as the sold securities, but will be supported by different pools of mortgages. A Fund that engages in a dollar roll forgoes principal and interest paid on the sold securities during the roll period, but is compensated by the difference between the current sales price and the lower forward price for the future purchase. In addition, the Funds earn interest by investing the transaction proceeds during the roll period.

In a reverse repurchase agreement transaction, a Fund sells securities to a bank or securities dealer and agrees to repurchase them at an agreed time and price. During the period between the sale and the forward purchase, the Fund will continue to receive principal and interest payments on the securities sold. A Fund may also receive interest income similar to that received in the case of dollar rolls.

A Fund will normally use the proceeds of dollar roll and reverse repurchase agreement transactions to maintain offsetting positions in securities or repurchase agreements that mature on or before the settlement date for the related dollar roll or reverse repurchase agreement. The market value of securities sold under a reverse repurchase agreement or dollar roll is typically greater than the amount to be paid for the related forward commitment. Reverse repurchase agreements and dollar rolls involve the risk that the buyer of the sold securities might be unable to deliver them when a Fund seeks to repurchase the securities. If the buyer files for bankruptcy or becomes insolvent, such buyer or its representative may ask for and receive an extension of time to decide whether to enforce the Fund's repurchase obligation. A Fund's use of the transaction proceeds may be restricted pending such decision.


Whenever a Fund enters into a dollar roll or reverse repurchase agreement transaction, it will segregate cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily. The value of such segregated assets must be at least equal to the value of the forward commitment or repurchase obligation (principal plus accrued interest), as applicable. Segregating assets may limit a Fund's ability to pursue other investment opportunities.


                                      B-10
                                      THE GUARDIAN VARIABLE CONTRACT FUNDS, INC.

Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, dollar rolls and reverse repurchase agreements will involve leverage. However, since the acquired securities or repurchase agreements must satisfy a Fund's credit quality requirements and mature on or before the settlement date for the related dollar roll or reverse repurchase agreement, and because the Fund will segregate assets as described above, GIS believes that these transactions do not present the risks associated with other types of leverage. The Funds do not intend to enter into dollar roll or reverse repurchase agreement transactions other than as described above, or for temporary or emergency purposes.


WHEN-ISSUED OR DELAYED-DELIVERY TRANSACTIONS

The Asset Allocation Fund and the High Yield Fund may enter into when-issued or delayed-delivery transactions. In when-issued or delayed-delivery transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although a Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund's counterparty fails to deliver a security purchased on a when-issued or delayed-delivery basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

A Fund engages in these transactions to acquire securities that are appropriate for its portfolio while securing prices or yields that appear attractive when the transactions occur. The Funds do not engage in these transactions to speculate on interest rate changes. However, each Fund reserves the right to sell securities acquired on a when-issued or delayed-delivery basis before settlement.


Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. Accordingly, when a Fund commits to buy particular securities and make payment in the future, it will segregate cash or liquid, unencumbered securities at least equal in value to its commitments, marked-to-market daily. In the case of a sale of securities on a delayed-delivery basis, a Fund will instruct the custodian to segregate the subject portfolio securities while the commitment is outstanding. These obligations to segregate cash or securities will limit the investment advisers' ability to pursue other investment opportunities.


LENDING OF PORTFOLIO SECURITIES

Each Fund may lend its portfolio securities to broker-dealers, banks and other institutional investors to earn additional income. Such loans must be continuously secured by collateral, and the loaned securities must be marked-to-market daily. The Funds will generally continue to be entitled to all interest earned or dividends paid on the loaned securities, though lending fees may be paid to the borrower from such interest or dividends. The Funds can increase their income through securities lending by investing the cash collateral deposited by the borrower in short-term interest-bearing obligations that meet the Funds' credit quality requirements and investment policies. As with any extension of credit, however, there are risks of delay in recovery of the loaned securities and collateral should a borrower fail financially.

No Fund will continue to lend securities if, as a result, the aggregate value of securities then on loan would exceed 33 1/3% of that Fund's total assets. A significant portion of a Fund's loan transactions may be with only one or a few institutions at any given time. This practice can increase the risk to the Fund should a borrower fail. Apart from lending securities and acquiring debt securities, the Funds will not make loans to other persons.

The Funds will typically receive commitment fees from the borrowers which are normally payable upon the expiration of the loan transactions. However, if a Fund calls the loaned securities prior to the expiration date of a loan, the Fund may not be entitled to receive the entire commitment fee. The Funds do not expect to call loaned securities prior to the applicable loan expiration date unless the current market value of the loaned securities exceeds the expected return of the loan, including commitment fee income, on the expiration date. These loan transactions may be structured to permit similar, but not necessarily identical, securities to be returned to the Funds upon the expiration of a loan.


Since there are risks of delays in recovery or even loss of rights in the collateral related to all types of secured credit, the loans will be made only to borrowers deemed by GIS to be creditworthy and will not be made unless, in GIS's judgment, the income which can be earned justifies the risk. The Fund could also suffer a loss in the event of losses on investments made with cash collateral.


In the event the borrower is unable to complete a loan transaction, or in the event of any default or insolvency of the borrower, each Fund will retain the collateral it received in connection with the loan transaction. If this collateral is insufficient to fully satisfy its rights under the loan agreement, the affected Fund will take whatever steps it deems advisable to satisfy its claim.

The Funds may pay reasonable custodian and administrative fees in connection with the loans.

STATEMENT OF ADDITIONAL INFORMATION

OTHER

The High Yield Fund may purchase zero coupon bonds and pay-in-kind bonds. Through its investments in other mutual funds, the Asset Allocation Fund may also invest in these securities. Zero coupon bonds, which are issued at a significant discount from face value, do not make periodic interest payments and the obligation becomes due only upon maturity. Pay-in-kind securities ("PIK bonds") make periodic interest payments in the form of additional securities. The value of both zero coupon bonds and PIK bonds may be more sensitive to fluctuations in interest rates than other bonds.

Federal tax law requires that the interest on zero coupon bonds be accrued as income to the Fund regardless of the fact that the Fund will not receive cash until such securities mature. Since the income must be distributed to shareholders, the Fund may be forced to liquidate other securities in order to make the required distribution.

The High Yield Fund and Asset Allocation Fund may also invest in loan participation interests, which are interests in loans made to corporate, governmental or other borrowers. These interests take the form of interests in, or assignments of loans, and are acquired from banks, insurance companies or other financial institutions that have either made the loans or participated in the loan syndicate. These interests, which may be of any credit quality, involve the risk of insolvency or default by the borrower. In addition, participation interests carry the risk of insolvency of the lender from which the interest was acquired.

The High Yield Fund and Asset Allocation Fund may also invest in a form of derivatives known as structured securities. This type of instrument involves the deposit with, or purchase by an entity, such as a corporation or trust, of specified securities or loans and the issuance by that entity of single or multiple classes of securities which are either backed by, or represent interests in, the underlying securities. The cash flow on the underlying pool of instruments may be apportioned among the various classes with the goal of creating securities with differing maturities, payment priorities and interest rate provisions. The value of the principal or interest on certain other structured securities may be positively or negatively linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). The interest rate or principal amounts payable at the time of maturity or redemption may vary depending on changes in the value of the reference instruments. While in general an investor in these securities will bear the market risk of the underlying instruments, the credit risk of certain classes of the security may be lessened by credit enhancements offered by the issuer. Certain classes may have higher yields than others and, thus, may involve greater risk than others. These securities may be deemed to be investment companies, as defined by the 1940 Act, and investment by the Funds may, accordingly, be limited by SEC rules.

The Funds may alter their investment practices on a temporary or emergency basis when the Funds' investment advisers believe it is appropriate due to political, economic or other circumstances. All of the Funds may invest in cash or cash equivalents and repurchase agreements in these circumstances. The High Yield Fund may invest in investment grade securities.

FUND MANAGEMENT

As a Maryland Corporation, the Company is managed by its Board of Directors. The directors meet regularly to review each Fund's investments, performance, expenses and other business affairs. The directors also elect the Company's officers. The Board currently consists of eight directors, five of whom are not "interested persons" of the Company within the meaning of the 1940 Act (the "Disinterested Directors"). These five directors are also members of the Audit Committee and the Nominating and Governance Committee of the Board. The Audit Committee is responsible for the selection and evaluation of the independent accountants for the Company. The Audit Committee met four times and the Nominating and Governance Committee met once during the fiscal year ended December 31, 2001.



The directors and officers of the Company are named below. Information about their principal occupations during the past five years and certain other current affiliations is also provided. The business address of each director and officer is 7 Hanover Square, New York, New York 10004 unless otherwise noted. The "Guardian Fund Complex" referred to below is comprised of (1) the Funds, (2) The Guardian Bond Fund, Inc., (3) The Guardian Cash Fund, Inc., (4) The Park Avenue Portfolio (a series trust consisting of The Guardian Park Avenue Fund, The Guardian Park Avenue Small Cap Fund, The Guardian Investment Quality Bond Fund, The Guardian Tax-Exempt Fund, The Guardian High Yield Bond Fund, The Guardian Cash Management Fund, The Guardian Baillie Gifford International Fund, The Guardian Baillie Gifford Emerging Markets Fund, The Guardian Asset Allocation Fund and The Guardian S&P 500 Index Fund and (5) GIAC Funds, Inc. (formerly GBG Funds, Inc.) (a series fund consisting of Baillie Gifford International Fund, Baillie Gifford Emerging Markets Fund and The Guardian Small Cap Stock Fund).


                                      B-12
                                      THE GUARDIAN VARIABLE CONTRACT FUNDS, INC.

                             INTERESTED DIRECTORS*



--------------------------------------------------------------------------------------------------------------------
                                                                                                    NUMBER OF FUNDS
                                                                                                         IN THE
                                                TERM OF OFFICE                                       GUARDIAN FUND
                                POSITION WITH   AND LENGTH OF         PRINCIPAL OCCUPATIONS         COMPLEX OVERSEEN
    NAME, ADDRESS AND AGE        THE COMPANY     TIME SERVED+          DURING PAST 5 YEARS            BY DIRECTOR
--------------------------------------------------------------------------------------------------------------------
 Arthur V. Ferrara (71)         Director        Since 1987      Retired. Former Chairman of the            19
 70 Baldwin Farms South                                         Board and Chief Executive Officer,
 Greenwich, Connecticut 06831                                   The Guardian Life Insurance
                                                                Company of America 1/93-12/95;
                                                                President, Director and Chief
                                                                Executive Officer prior thereto;
                                                                Director 1/81-present. Director
                                                                (Trustee) of all of the mutual
                                                                funds within the Guardian Fund
                                                                Complex. Director of 4 mutual
                                                                funds sponsored by Gabelli Asset
                                                                Management.
--------------------------------------------------------------------------------------------------------------------

 Leo R. Futia (82)              Director        Since 1982      Retired. Former Chairman of the            19
 18 Interlaken Road                                             Board and Chief Executive Officer,
 Greenwich, Connecticut 06830                                   The Guardian Life Insurance
                                                                Company of America; Director
                                                                5/70-present. Director (Trustee)
                                                                of all of the mutual funds within
                                                                the Guardian Fund Complex.
--------------------------------------------------------------------------------------------------------------------

 Joseph D. Sargent (64)         Director        Since 1996      Chairman and Chief Executive               19
                                                                Officer, The Guardian Life
                                                                Insurance Company of America since
                                                                1/02; President, Chief Executive
                                                                Officer and Director prior
                                                                thereto. Director, President and
                                                                Chief Executive Officer of The
                                                                Guardian Insurance & Annuity
                                                                Company, Inc., and Park Avenue
                                                                Life Insurance Company. Manager,
                                                                Guardian Investor Services LLC and
                                                                Park Avenue Securities LLC.
                                                                Director (Trustee) of all the
                                                                mutual funds within the Guardian
                                                                Fund Complex.
--------------------------------------------------------------------------------------------------------------------



                            DISINTERESTED DIRECTORS



--------------------------------------------------------------------------------------------------------------------
                                                                                                    NUMBER OF FUNDS
                                                                                                         IN THE
                                                TERM OF OFFICE                                       GUARDIAN FUND
                                POSITION WITH   AND LENGTH OF         PRINCIPAL OCCUPATIONS         COMPLEX OVERSEEN
    NAME, ADDRESS AND AGE        THE COMPANY     TIME SERVED+          DURING PAST 5 YEARS            BY DIRECTOR
--------------------------------------------------------------------------------------------------------------------
 Frank J. Fabozzi (53)          Director        Since 1992      Adjunct Professor of Finance,              19
 858 Tower View Circle                                          School of Management -- Yale
 New Hope, Pennsylvania 18938                                   University 2/94- present; Visiting
                                                                Professor of Finance and
                                                                Accounting, Sloan School of
                                                                Management -- Massachusetts
                                                                Institute of Technology prior
                                                                thereto. Editor, Journal of
                                                                Portfolio Management. Director
                                                                (Trustee) of all of the mutual
                                                                funds within the Guardian Fund
                                                                Complex. Director (Trustee) of
                                                                various closed-end investment
                                                                companies sponsored by BlackRock
                                                                Financial Management.
--------------------------------------------------------------------------------------------------------------------



*"Interested Director" means one who is an "interested person" under the 1940
 Act by virtue of a current or past position with The Guardian Life Insurance Company of America, the indirect parent company of Guardian Investor Services LLC, the investment adviser of certain funds in the Guardian Fund Complex.


STATEMENT OF ADDITIONAL INFORMATION

--------------------------------------------------------------------------------------------------------------------
                                                                                                    NUMBER OF FUNDS
                                                                                                         IN THE
                                                TERM OF OFFICE                                       GUARDIAN FUND
                                POSITION WITH   AND LENGTH OF         PRINCIPAL OCCUPATIONS         COMPLEX OVERSEEN
    NAME, ADDRESS AND AGE        THE COMPANY     TIME SERVED+          DURING PAST 5 YEARS            BY DIRECTOR
--------------------------------------------------------------------------------------------------------------------

 William W. Hewitt, Jr. (73)    Director        Since 1989      Retired. Former Executive Vice             19
                                                                President, Shearson Lehman
                                                                Brothers, Inc. Director (Trustee)
                                                                of all of the mutual funds within
                                                                the Guardian Fund Complex.
                                                                Director (Trustee) of various
                                                                mutual funds sponsored by UBS
                                                                PaineWebber, Inc.
--------------------------------------------------------------------------------------------------------------------

 Sidney I. Lirtzman (70)        Director        Since 1987      Professor of Management                    19
 38 West 26th Street                                            9/67-present and Interim President
 New York, New York 10010                                       9/99-present; and Acting Dean of
                                                                the Zicklin School of Business
                                                                Management 2/95 - 9/99, City
                                                                University of New York -- Baruch
                                                                College. President, Fairfield
                                                                Consulting Associates, Inc.
                                                                Director (Trustee) of all of the
                                                                mutual funds within the Guardian
                                                                Fund Complex.
--------------------------------------------------------------------------------------------------------------------

 Carl W. Schafer (66)           Director        Since 1996      President, Atlantic Foundation (a          19
 66 Witherspoon Street, #1100                                   charitable foundation supporting
 Princeton, New Jersey 08542                                    mainly oceanographic exploration
                                                                and research). Director of Roadway
                                                                Corporation (trucking), Labor
                                                                Ready, Inc. (provider of temporary
                                                                manual labor) and Frontier Oil
                                                                Corporation. Chairman of the
                                                                Investment Advisory Committee of
                                                                the Howard Hughes Medical
                                                                Institute 1985-1992. Director
                                                                (Trustee) of all of the mutual
                                                                funds within the Guardian Fund
                                                                Complex. Director (Trustee) of
                                                                various mutual funds sponsored by
                                                                Mitchell Hutchins Asset
                                                                Management, Inc. and UBS
                                                                PaineWebber, Inc., Harding Loerner
                                                                (4 funds) and Ell Realty
                                                                Securities Fund (1 fund).
--------------------------------------------------------------------------------------------------------------------

 Robert G. Smith (70)           Director        Since 1982      President, Smith Affiliated                19
 132 East 72nd Street                                           Capital Corp. Director (Trustee)
 New York, New York 10021                                       of all of the mutual funds within
                                                                the Guardian Fund Complex.
--------------------------------------------------------------------------------------------------------------------


                                      B-14
                                      THE GUARDIAN VARIABLE CONTRACT FUNDS, INC.

                                    OFFICERS



---------------------------------------------------------------------------------------------------------------------
                                                                                                     NUMBER OF FUNDS
                                                                                                         IN THE
                                                                                                      GUARDIAN FUND
                                                TERM OF OFFICE                                      COMPLEX OVERSEEN
                                POSITION WITH   AND LENGTH OF         PRINCIPAL OCCUPATIONS         FOR WHICH OFFICER
    NAME, ADDRESS AND AGE        THE COMPANY     TIME SERVED+          DURING PAST 5 YEARS               SERVES
---------------------------------------------------------------------------------------------------------------------
 Joseph A. Caruso (50)          Senior Vice     Since 1992      Senior Vice President and                  19
                                President and                   Corporate Secretary, The Guardian
                                Secretary                       Life Insurance Company of America
                                                                since 1/01; Vice President and
                                                                Corporate Secretary prior thereto;
                                                                Director, Senior Vice President
                                                                and Secretary, The Guardian
                                                                Insurance & Annuity Company, Inc.
                                                                Manager, Senior Vice President and
                                                                Secretary, Guardian Investor
                                                                Services LLC and Park Avenue
                                                                Securities LLC. Secretary, Park
                                                                Avenue Life Insurance Company,
                                                                Guardian Baillie Gifford Limited
                                                                and all of the mutual funds within
                                                                the Guardian Fund Complex.
---------------------------------------------------------------------------------------------------------------------

 Richard A. Goldman (39)        Managing        Since 2001      Managing Director, Equity                  17
                                Director                        Investments, The Guardian Life
                                                                Insurance Company of America,
                                                                since 7/01. Director, Citigroup
                                                                Asset Management prior thereto.
                                                                Officer of various mutual funds
                                                                within the Guardian Fund Complex.
---------------------------------------------------------------------------------------------------------------------

 Jonathan C. Jankus (55)        Managing        Since 1999      Managing Director, Investments,            14
                                Director                        The Guardian Life Insurance
                                                                Company of America, since 3/98;
                                                                Second Vice President,
                                                                Investments, prior thereto.
                                                                Managing Director, The Guardian
                                                                Insurance & Annuity Company, Inc.
                                                                Officer of various mutual funds
                                                                within the Guardian Fund Complex.
---------------------------------------------------------------------------------------------------------------------

 Frank J. Jones (63)            President       Since 1998      Executive Vice President and Chief         19
                                                                Investment Officer, The Guardian
                                                                Life Insurance Company of America.
                                                                Executive Vice President and Chief
                                                                Investment Officer and Director,
                                                                The Guardian Insurance & Annuity
                                                                Company, Inc. Executive Vice
                                                                President and Chief Investment
                                                                Officer, Park Avenue Life
                                                                Insurance Company. Director,
                                                                Guardian Investor Services LLC and
                                                                Guardian Baillie Gifford Limited.
                                                                Manager of Park Avenue Securities
                                                                LLC. Director, The International
                                                                Securities Exchange. Officer of
                                                                all of the mutual funds within the
                                                                Guardian Fund Complex. Director,
                                                                The International Securities
                                                                Exchange.
---------------------------------------------------------------------------------------------------------------------

 Ann T. Kearney (51)            Controller      Since 1987      Second Vice President, Group               16
                                                                Pensions, The Guardian Life
                                                                Insurance Company of America.
                                                                Second Vice President of The
                                                                Guardian Insurance & Annuity
                                                                Company, Inc. and Guardian
                                                                Investor Services LLC. Controller
                                                                of various mutual funds within the
                                                                Guardian Fund Complex.
---------------------------------------------------------------------------------------------------------------------


STATEMENT OF ADDITIONAL INFORMATION

---------------------------------------------------------------------------------------------------------------------
                                                                                                     NUMBER OF FUNDS
                                                                                                         IN THE
                                                                                                      GUARDIAN FUND
                                                TERM OF OFFICE                                      COMPLEX OVERSEEN
                                POSITION WITH   AND LENGTH OF         PRINCIPAL OCCUPATIONS         FOR WHICH OFFICER
    NAME, ADDRESS AND AGE        THE COMPANY     TIME SERVED+          DURING PAST 5 YEARS               SERVES
---------------------------------------------------------------------------------------------------------------------
 Peter J. Liebst (46)           Managing        Since 1999      Managing Director, The Guardian            14
                                Director                        Life Insurance Company of America,
                                                                since 8/98. Vice President, Van
                                                                Kampen American Capital Investment
                                                                Advisory Corporation, prior
                                                                thereto. Officer of various mutual
                                                                funds within the Guardian Fund
                                                                Complex.
---------------------------------------------------------------------------------------------------------------------

 John B. Murphy (57)            Managing        Since 1991      Managing Director, Equity                  14
                                Director and                    Securities, The Guardian Life
                                Treasurer                       Insurance Company of America,
                                                                since 6/97; Second Vice President
                                                                prior thereto. Officer of various
                                                                mutual funds within the Guardian
                                                                Fund Complex
---------------------------------------------------------------------------------------------------------------------

 Frank L. Pepe (60)             Vice President  Since 1995      Vice President and Equity                  19
                                                                Controller, The Guardian Life
                                                                Insurance Company of America. Vice
                                                                President and Controller, The
                                                                Guardian Insurance & Annuity
                                                                Company, Inc. and Guardian
                                                                Investor Services LLC. Officer of
                                                                all of the mutual funds within the
                                                                Guardian Fund Complex
---------------------------------------------------------------------------------------------------------------------

 Richard T. Potter, Jr. (47)    Vice President  Since 1992      Vice President and Equity Counsel,         19
                                and Counsel                     The Guardian Life Insurance
                                                                Company of America. Vice President
                                                                and Counsel, The Guardian
                                                                Insurance & Annuity Company, Inc.,
                                                                Guardian Investor Services LLC,
                                                                Park Avenue Securities LLC and all
                                                                of the mutual funds within the
                                                                Guardian Fund Complex
---------------------------------------------------------------------------------------------------------------------

 Robert A. Reale (41)           Managing        Since 2001      Managing Director, Investments,            19
                                Director                        The Guardian Life Insurance
                                                                Company of America, since 3/01;
                                                                Second Vice President, Investments
                                                                10/99-2/01. Assistant Vice
                                                                President, MetLife prior thereto.
---------------------------------------------------------------------------------------------------------------------

 Donald P. Sullivan, Jr. (46)   Vice President  Since 1995      Vice President, Equity                     19
                                                                Administration, The Guardian Life
                                                                Insurance Company of America since
                                                                3/99. Second Vice President,
                                                                Equity Administration prior
                                                                thereto. Vice President, The
                                                                Guardian Insurance & Annuity
                                                                Company, Inc. and Guardian
                                                                Investor Services LLC. Officer of
                                                                all of the mutual funds within the
                                                                Guardian Fund Complex
---------------------------------------------------------------------------------------------------------------------



+There is no set term of office for Directors and Officers. The table reflects the number of years for which each person has served as Director and/or Officer.


                                      B-16
                                      THE GUARDIAN VARIABLE CONTRACT FUNDS, INC.

The Guardian Fund Complex pays Disinterested Directors fees consisting of a $5,000 per meeting and an annual retainer of $30,500, allocated among all funds in the Guardian Fund Complex based on assets. Board committee members also receive $2,000 per committee meeting. Directors who are "interested persons," except Mr. Sargent, receive the same fees, but they are paid by GIS. Mr. Sargent receives no compensation for his services as a Fund Director. All officers of the Company are employees of Guardian Life; they receive no compensation from the Company.



The following table provides information about the compensation paid by the Company for the Funds and the Guardian Fund Complex to the Company's Directors for the year ended December 31, 2001.


                               COMPENSATION TABLE*


                                                                                                           Total
                                                                                                    Compensation
                                                                 Accrued       Estimated           from the Fund
                                       Aggregate              Pension or          Annual       and Other Members
                                    Compensation     Retirement Benefits   Benefits Upon    of the Guardian Fund
Name and Title                From the Company**     Paid by the Company      Retirement               Complex**
--------------                ------------------     -------------------   -------------    --------------------
Frank J. Fabozzi,
  Director................               $12,592                     N/A             N/A                 $73,501
William W. Hewitt, Jr.,
  Director................               $12,592                     N/A             N/A                 $73,501
Sidney I. Lirtzman,
  Director................               $12,592                     N/A             N/A                 $73,501
Carl W. Schafer,
  Director................               $12,592                     N/A             N/A                 $73,501
Robert G. Smith,
  Director................               $12,244                     N/A             N/A                 $72,652


* Directors who are "interested persons" of the Company are not compensated by the Company, so information about their compensation is not included in this table.


** Includes compensation paid to attend meetings of the Board's Audit and Nominating and Governance Committees.



The following table sets forth the dollar range of equity securities in the Funds beneficially owned by a Director, and, on an aggregate basis, in all registered investment companies overseen by a Director in the Guardian Fund Complex as of December 31, 2001.



                         DIRECTOR SHARE OWNERSHIP TABLE



                                              Dollar Range of      Aggregate Dollar Range of Equity Securities
                                         Equity Securities in  in all Registered Investment Companies Overseen
Name of Director                                    the Funds             by Director in Guardian Fund Complex
----------------                         --------------------  -----------------------------------------------
Frank J. Fabozzi.......................                    $0                                             $0
Arthur V. Ferrara......................         Over $100,000                                  Over $100,000
Leo R. Futia...........................         Over $100,000                                  Over $100,000
William W. Hewitt, Jr. ................                    $0                                             $0
Sidney I. Lirtzman.....................                    $0                                     $1-$10,000
Joseph D. Sargent......................                    $0                                  Over $100,000
Carl W. Schafer........................                    $0                                             $0
Robert G. Smith........................                    $0                                             $0



Because GIS is wholly-owned by Guardian Life, a mutual insurance company, no Director owns any securities in GIS or any entity in a control relationship to GIS.



The Company's officers and directors had an aggregate interest of less than 1% in each Fund's outstanding shares as of April 1, 2002.


The Funds permit "Access Persons" as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of the Code of Ethics and Insider Trading Policies ("Ethics Policies") that has been adopted by the Company's Boards. Access Persons are required to follow the guidelines established by the Ethics Policies in connection with all personal securities transactions and are subject to certain prohibitions on personal trading. The Funds' investment adviser, pursuant to Rule 17j-1 and other applicable laws, and pursuant to the terms of the Ethics Policies, must adopt and enforce its own Code of Ethics appropriate to its operations. The Board is required to review and approve the Codes of Ethics for the investment adviser. The investment adviser is also required to report to the Funds' board on a quarterly basis with respect to the administration and enforcement of the Ethics Policies, including any violations thereof which may potentially affect the Funds.

STATEMENT OF ADDITIONAL INFORMATION

GUARDIAN LIFE AND OTHER FUND AFFILIATES

As of February 28, 2002, The Guardian Insurance & Annuity Company, Inc. ("GIAC") owned 100% of the Stock Fund's outstanding shares. Such shares were allocated among separate accounts established by GIAC. As of February 28, 2002, Guardian Life owned shares of the Asset Allocation, High Yield and Index Funds in the following amounts:



                                                                             Percentage of
Fund                                                  Shares Held       Outstanding Shares
----                                                  -----------       ------------------
Asset Allocation....................................    2,935,566                      56%
High Yield..........................................    3,071,138                      77%
Index...............................................   20,518,070                      47%



The remaining shares of these Funds were owned by GIAC, allocated among GIAC's separate accounts. GIAC is a wholly owned subsidiary of Guardian Life. The executive offices of GIAC and Guardian Life are located at 7 Hanover Square, New York, New York 10004.


INVESTMENT ADVISER AND OTHER SERVICES

Under the investment advisory agreement between the Company and GIS, GIS furnishes investment advice and provides or pays for certain of each Fund's administrative costs. Among other things, GIS pays the fees and expenses of the Company's Directors who are interested persons under the 1940 Act. Under the investment advisory agreement, GIS has also agreed to assume those operating expenses of the Class I shares of the Stock Fund and each of the other Funds (excluding interest charges and income, franchise and other taxes) that exceed one percent (1%) of average daily net assets for any fiscal year. For the years ended December 31, 1999, December 31, 2000 and December 31, 2001, the ratio of operating expenses to average daily net assets of each Fund's shares (the Stock Fund's Class I shares only) did not exceed 1%, so GIS was not obligated to assume any such expenses. From time to time, GIS may, at its discretion, assume certain of the Stock Fund's ordinary operating expenses when they are less than 1% of average daily net assets. In addition, the adviser may voluntarily assume certain operating expenses of the Asset Allocation, High Yield and 500 Index Funds from time to time. For the year ended December 31, 2001, GIS assumed ordinary operating expenses of the Index Fund that exceeded 0.28% of average net assets. Absent this assumption of expenses, the Index Fund would have had an overall expense ratio of 0.33%.



The following table shows the advisory fees paid by each fund to GIS for the periods indicated. For the fiscal year ended December 31, 1999, the table shows fees paid since the commencement of investment operations by the Asset Allocation Fund (since September 15, 1999), the High Yield Fund (since August 17, 1999) and the Index Fund (since August 25, 1999).



                                                        Year Ended         Year Ended         Year Ended
                                                 December 31, 1999  December 31, 2000  December 31, 2001
                                                 -----------------  -----------------  -----------------
Stock Fund.....................................     $   18,271,084     $   20,046,833     $   12,124,331
Asset Allocation Fund..........................     $       36,676     $      166,016            207,553
High Yield Fund................................     $       45,341     $      156,995            186,739
Index Fund.....................................     $      176,253     $      720,513            822,006



The investment advisory agreement between the Company and GIS will continue in full force and effect from year to year so long as its continuance is specifically approved at least annually by vote of a majority of the Company's outstanding voting shares, or by vote of the Company's Board of Directors, including a majority of the Disinterested Directors who are not parties to the agreement, cast in person at a meeting called for that purpose. The agreement will terminate automatically upon its assignment, and may be terminated without penalty at any time by either party upon 60 days' written notice.


If the investment advisory agreement is terminated and it is not replaced by an agreement with another affiliate of Guardian Life, the Company's continued use of the name "The Guardian Variable Contract Funds, Inc." is subject to the approval of Guardian Life, because Guardian Life maintains the exclusive ownership interest of the service mark "The Guardian Variable Contract Funds, Inc."


A service agreement between GIS and Guardian Life provides that Guardian Life will furnish the office space, clerical staff, services and facilities which GIS needs to perform under the investment advisory agreement. GIS's officers are salaried employees of Guardian Life; they receive no compensation from GIS. GIS reimburses Guardian Life for its expenses under the service agreement.



Matters Considered By the Board. In approving the continuation of the investment advisory agreement, the Board reviewed reports prepared by GIS, materials provided by counsel to the Disinterested Directors, as well as other information. The Board considered the nature and quality of the investment advisory services provided to the


                                      B-18
                                      THE GUARDIAN VARIABLE CONTRACT FUNDS, INC.

Funds by GIS under the investment advisory agreement and the personnel who provide these services, including the historical performance of each Fund compared to its benchmark index and peer group of similar investment companies. In addition, the Board considered other services provided to the Funds by GIS, such as administrative services, fund accounting, assistance in meeting legal and regulatory requirements, and coordination of the Funds' other service providers as well as other services necessary for the Funds' operation.



The Board considered the fees paid to GIS for investment advisory services. In connection with its review of the fees paid to GIS, the Board reviewed information prepared by an independent source comparing the Fund's advisory fee rate and overall expense ratio with those of comparable funds.



Based on the information reviewed and the discussions, the Board concluded that it was satisfied with the nature and quality of the services provided by GIS to the Funds, and that the advisory fee rate was reasonable in relation to such services. Disinterested Directors of the Funds were assisted by independent legal counsel in their deliberations.



Under a Distribution Plan adopted by the Stock Fund pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), the Fund's Class II shares are authorized to pay a monthly 12b-1 fee at an annual rate of up to 0.25% of average daily net assets of the Class II shares as compensation for distribution and shareholder servicing provided to Class II shareholders of the Stock Fund. The 12b-1 fee may be paid to third parties which may enter into agreements with GIAC to offer Class II shares of the Stock Fund under variable contracts issued by insurance companies other than GIAC. Under the 12b-1 Plan, the fee may be used to pay for communications equipment charges, printing prospectuses, statements of additional information and reports for prospective shareholders, the costs of printing sales literature and advertising materials, training and educating sales personnel and other distribution-related overhead.



The Stock Fund, on behalf of the Class II shares, has entered into a Distribution Agreement with GIS to effectuate the 12b-1 Plan. The Stock Fund does not pay GIS any additional amount under the Distribution Agreement. Shareholders are not responsible for any additional fee if the 12b-1 fee is not sufficient to pay all the distribution expenses of the Class II shares. Any such excess will be paid by GIS, and will not be carried forward and assessed against the 12b-1 fees due in succeeding years. Similarly, if the 12b-1 fee is greater than the amounts spent in any year on distribution-related services on behalf of the Class II shares, GIS is entitled to retain the excess. The Fund's Board of Directors may negotiate changes to the 12b-1 Plan to reduce the amount of the 12b-1 fee or to add services, or the Board may determine that the excess is justifiable in the circumstances.



The 12b-1 Plan specifically provides that while it is in effect, the selection and nomination of the Fund's Disinterested Directors shall be made solely at the discretion of the Directors who are not interested persons of the Fund. The fees to be paid under the 12b-1 Plan may not be materially changed without approval by vote of: (1) a majority of the Board; (2) a majority of the Disinterested Directors of the Fund who have no direct or indirect financial interest in the operations of the 12b-1 Plan or related agreements ("Independent Directors"); and (3) a majority of the Fund's outstanding voting Class II shares, as defined in the 1940 Act.


The 12b-1 Plan will continue from year to year if such continuance is specifically approved by vote of the Board, and by vote of the Independent Directors, cast in person at a meeting called for the purpose of voting on the 12b-1 Plan.


No Stock Fund Class II shares were sold during 2001, and therefore no fees were paid under the 12b-1 Plan.



PORTFOLIO TRANSACTIONS AND BROKERAGE


GIS currently serves as investment adviser to several other Guardian-sponsored mutual funds and may act as investment adviser to others in the future. GIS allocates purchase and sale transactions among the Funds and its other mutual fund clients as it deems equitable. GIS is also registered with the SEC and the National Association of Securities Dealers, Inc. as a broker-dealer. GIS has no formula for the distribution of brokerage business when it places orders to buy and sell approved investments. For over-the-counter transactions, GIS will attempt to deal with a primary market maker unless better prices and execution are available elsewhere. In allocating portfolio transactions to different brokers, GIS gives consideration to brokers whom it believes can obtain the best price and execution of orders, and to brokers who furnish statistical data, research and other factual information proprietary to that firm or from a third party. GIS is authorized to pay a commission in excess of that which another broker may charge for effecting the same transaction if GIS considers that the commissions it pays for brokerage, research services and other statistical data are appropriate and reasonable for the services rendered. The research services and statistical data which GIS receives in connection with the Funds' portfolio transactions may be used by GIS to benefit its other clients and will not necessarily be used in connection with the Funds. Examples of such research services include written or oral research reports regarding the economy, industries, political developments, securities, pricing and appraisal services, credit analyses, risk analyses and other analyses. Since the research material must be reviewed and analyzed by GIS, its receipt does not tend to reduce


STATEMENT OF ADDITIONAL INFORMATION
expenses, but may be beneficial in supplementing GIS's research and analysis. Any investment advisory or other fees paid by a Fund to GIS are not reduced as a result of GIS's receipt of research services.



If GIS receives a service from a broker that has both a research and non-research use, GIS will make a good faith allocation between the research and non-research uses of the service. The portion of the service that has a research purpose may be paid for with Fund commissions, and the portion of the service that has a non-research purpose will be paid for by GIS with its own funds. Although GIS faces a potential conflict of interest in making this good faith allocation, GIS believes that the allocation procedures are designed to ensure that it appropriately allocates the anticipated use of such services.



The following table shows the brokerage commissions paid by each Fund for the periods indicated. For the fiscal year ended December 31, 1999, the table shows fees paid since the commencement of investment operations by the Asset Allocation Fund (since September 15, 1999), the High Yield Fund (since August 17, 1999) and the Index Fund (since August 25, 1999).



                                                             Year Ended       Year Ended       Year Ended
                                                           December 31,     December 31,     December 31,
                                                                   1999             2000             2001
                                                          -------------    -------------    -------------
Stock Fund............................................    $   5,652,363    $   6,351,710    $   7,852,825
Asset Allocation Fund.................................    $       1,820    $      11,140            7,880
High Yield Fund.......................................    $           0    $           0                0
Index Fund............................................    $       1,125    $      22,882           32,733



The following table shows the portfolio turnover rates of each Fund for the periods indicated.



                                                                   Year Ended        Year Ended
                                                                 December 31,      December 31,
                                                                         2000              2001
                                                                 ------------      ------------
Stock Fund..................................................             106%              137%
Asset Allocation Fund.......................................              12%               29%
High Yield Fund.............................................             155%              140%
Index Fund..................................................               1%                1%



TAXES

The Funds qualify and intend to remain qualified to be taxed as regulated investment companies under certain provisions of the U.S. Internal Revenue Code of 1986 as amended (the "Code"). So long as the Funds qualify as regulated investment companies and comply with the provisions of the Code pertaining to regulated investment companies which distribute substantially all of their net income (both net ordinary income and net capital gains) to their shareholders, the Funds will generally not incur a tax liability on that portion of their net ordinary income and net realized capital gains which have been distributed to their shareholders. Accordingly, the Funds intend to distribute all or substantially all of their net investment income and net capital gains.


To qualify for treatment as a regulated investment company, a Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies or other income (including gains from options, futures, or forward contracts) derived in connection with the pursuit of its investment objectives; (ii) must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions); and (iii) must be diversified such that at the close of each quarter of the Fund's taxable year (a) at least 50% of the value of its total assets consists of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities that, with respect to any one issuer, do not exceed 5% of the value of the Fund's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer and (b) not more than 25% of the value of the Fund's total assets are invested in securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer. The Code and its related Treasury Department regulations require mutual funds that are offered through insurance company separate accounts to also meet certain additional diversification requirements to preserve the tax-deferral benefits provided by the variable contracts which are offered in connection with such separate accounts. GIS intends to diversify each of the Fund's investments in accordance with those requirements. If a Fund fails to qualify as a regulated investment company, the Fund will be subject to federal, and possibly state corporate taxes on its taxable income and gains, distributions to its shareholders will be taxed as ordinary dividend income to the extent of the Fund's available earnings and profits, and owners of GIAC's variable annuities and life insurance products could lose the benefit of tax deferral


                                      B-20
                                      THE GUARDIAN VARIABLE CONTRACT FUNDS, INC.

on distributions made to the separate accounts. The prospectuses for GIAC's variable annuities and variable life insurance policies describe the federal income tax treatment of distributions from such contracts.

Generally, a regulated investment company must distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. However, the excise tax does not apply to a fund whose only shareholders are certain tax exempt trusts or segregated asset accounts of life insurance companies held in connection with variable contracts. In order to avoid this excise tax, the Funds intends to qualify for this exemption or to make its distributions in accordance with the calendar year.

Options, forward contracts, futures contracts and foreign currency transactions entered into by the Funds will be subject to special tax rules. These rules may accelerate income to the Funds, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. As a result, these rules could affect the amount, timing and character of Fund distributions.

FOREIGN INVESTMENTS. Each of the Funds is authorized to invest in foreign securities and may be required to pay withholding income or other taxes to foreign governments or U.S. possessions. Foreign tax withholding from dividends and interest, if any, is generally at a rate between 10% and 35%. The investment return of any Fund that invests in foreign securities or currencies is reduced by these foreign taxes. The owners of GIAC variable annuities and life insurance products investing in the Funds effectively bear the cost of any foreign taxes but will not be able to claim a foreign tax credit or deduction for these foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

Since the sole shareholder of the Funds will be separate accounts of GIAC, no discussion is set forth herein as to the U.S. federal income tax consequences at the shareholder level. For information concerning the U.S. federal income tax consequences to purchasers of the GIAC contracts, see the Prospectus for such contract.

The discussion of "Taxes" in the Prospectuses, in conjunction with the foregoing, is a general and abbreviated summary of the applicable provisions of the Code and U.S. Treasury Regulations currently in effect as interpreted by U.S. Courts and the Internal Revenue Service. These interpretations can change at any time. The above discussion covers only U.S. federal income tax considerations with respect to the Funds. No attempt has been made to describe any U.S. state, local or other tax consequences.

PERFORMANCE DATA

Each Fund may state its cumulative total return and average annual total return in advertisements, sales materials and communications with existing or prospective owners of variable contracts. "Cumulative total returns" and "average annual total returns" measure both net investment income and realized and unrealized appreciation or depreciation for a specified period, assuming reinvestment of capital gains distributions and income dividends. Average annual total returns are annualized, so they show the average annual percentage change over the specified period. Cumulative total returns are not annualized, so they show the aggregate percentage or dollar value change over the specified period. Because Stock Fund Class II shares had no operations during 2001, no information is provided for Class II shares of the Stock Fund.


The tables below show the Funds' returns (for Stock Fund, Class I shares only) for the periods noted. These figures reflect the reinvestment of all capital gains distributions and income dividends paid by the Funds, and the deduction of all Fund expenses. The actual returns for owners of variable annuities or variable life insurance policies will be lower to reflect the effects of charges deducted under the terms of the specific contracts.


                                                               Guardian Stock Fund
Year Ended December 31,                                       Class I Total Return
-----------------------                                       --------------------
1983*.......................................................          10.28%
1984........................................................          10.79%
1985........................................................          32.01%
1986........................................................          17.10%
1987........................................................           1.87%
1988........................................................          20.37%
1989........................................................          23.55%
1990........................................................         (11.85)%
1991........................................................          35.96%
1992........................................................          20.07%
1993........................................................          19.96%
1994........................................................          (1.27)%


STATEMENT OF ADDITIONAL INFORMATION

                                                               Guardian Stock Fund
Year Ended December 31,                                       Class I Total Return
-----------------------                                       --------------------
1995........................................................          34.65%
1996........................................................          26.90%
1997........................................................          35.58%
1998........................................................          19.86%
1999........................................................          31.17%
2000........................................................         (18.39)%
2001........................................................         (21.44)%



                                                              Cumulative and
                                                              Average Annual
Period Ended December 31, 2001                                 Total Returns
------------------------------                                --------------
Lifetime Total Return of the Stock Fund Class I*............
  Average Annual Lifetime Total Return of the Stock Fund
     Class I................................................          13.84%
Ten-Year Total Return.......................................
  Average Annual Ten-Year Total Return......................          12.75%
Five-Year Total Return......................................
  Average Annual Five-Year Total Return.....................           6.45%
One-Year Total Return.......................................         -21.44%



* Beginning April 13, 1983 (commencement of operations of the Stock Fund's Class
  I).


Total returns for the Asset Allocation Fund, the High Yield Fund and the Index Fund for the periods indicated are set forth below.


                                                              Asset Allocation  High Yield   Index
                                                                    Fund           Fund      Fund
                                                              ----------------  ----------   -----
Period from September 13, 1999 to December 31, 1999.........             8.67%       2.78%    6.38%
Year ended December 31, 2000................................             3.00%      -6.07%   -8.66%
Year ended December 31, 2001................................            -9.03%       3.56%  -11.92%


Stock prices fluctuated during the periods covered by the tables and the results illustrated above are not representative of future performance.

The Funds use the following standardized formula prescribed by the SEC to compute average annual total return.

                             P(1  +  T(n))  =  ERV

Where:  P    =    a hypothetical initial purchase order of $1,000 (No sales
                  load is deducted as Fund shares are sold at net asset value
        T    =    average annual total return
        n    =    number of years
        ERV  =    ending redeemable value of the hypothetical $1,000 purchase at the end of the period

Total return is calculated in a similar manner, except the results are not annualized.

The following example shows the average annual total return performance of the Funds (Class I shares of the Stock Fund) for the periods indicated by showing the average annual percentage change for each period and the ending redeemable value of a $1,000 investment. The example takes into account all Fund expenses and assumes reinvestment of all capital gains distributions and income dividends, but does not take into account charges deducted under the terms of a shareholder's variable contracts or federal income taxes and tax penalties that may be incurred when distributions are made from such variable contracts.

                                      B-22
                                      THE GUARDIAN VARIABLE CONTRACT FUNDS, INC.

                         Guardian Stock Fund (Class I)


                                                              % Return          ERV
                                                              --------          ---
For the year ended December 31, 2001........................  -21.44%    $   785.60
For the 5 years ended December 31, 2001.....................    6.45%    $ 1,366.87
For the 10 years ended December 31, 2001....................   12.75%    $ 3,320.21
For the life of the Fund through December 31, 2001..........   13.84%    $ 9,939.34



                                          Asset Allocation Fund         High Yield Fund             Index Fund
                                          ---------------------         ---------------             ----------
                                           % Return         ERV    % Return         ERV    % Return        ERV
                                           --------         ---    --------         ---    --------        ---
Period from September 13, 1999 to
  December 31, 1999.....................     8.67%    $1,086.70      2.78%    $1,027.80      6.38%   $1,063.81
Year Ended December 31, 2000............     3.00%    $1,030.00     -6.07%    $  939.30     -8.66%   $  913.40
Year Ended December 31, 2001............    -9.03%    $  909.70      3.56%    $1,035.60    -11.92%   $  880.80


The Funds may also compare their performance to that of other mutual funds with similar investment objectives or programs and may quote information from financial and industry or general interest publications in its promotional materials. Additionally, the Funds' promotional materials may contain references to types and characteristics of certain securities; features of its portfolio; financial markets; or historical, current or prospective economic trends. Topics of general interest, such as personal financial planning, may also be discussed.

Performance calculations contained in reports by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, The WM Company, Variable Annuity & Research Data Service or industry or financial publications of general interest such as Business Week, Financial World, Forbes, Financial Times, The Wall Street Journal, The New York Times, Barron's and Money which may be quoted by the Fund are often based upon changes in net asset value with all dividends reinvested and may not reflect the imposition of charges deducted under the terms of specific variable contracts.

The Funds' performance figures are based upon historical results and do not represent future performance. Returns on net asset value will fluctuate. Factors affecting the Fund performance include general market conditions, operating expenses and investment management. Shares of the Fund are redeemable on behalf of contractowners at net asset value, which may be more or less than original cost.

CALCULATION OF NET ASSET VALUE

The Funds' net asset value per share is determined as of the earlier of 4:00 p.m. Eastern time or the close of regular trading on the New York Stock Exchange ("NYSE") on each day on which the NYSE is open for business. The net asset value per share is calculated by adding the value of all securities, cash or other assets, subtracting liabilities, dividing the remainder by the number of shares outstanding and adjusting the results to the nearest full cent per share.



The calculation of the Funds' net asset values may not occur contemporaneously with the determination of the value of any foreign securities included in such calculation because trading on foreign exchanges may not take place every day the NYSE is open and the NYSE may be closed when foreign exchanges are open for business.



SECURITIES VALUATIONS. Securities which are listed or traded on any U.S. or foreign securities exchange or on the NASDAQ National Market System are valued at the last sale price or, if there have been no sales during the day, at the mean of the closing bid and asked prices. Where a security is traded on more than one exchange, the security is valued on the exchange on which it is principally traded unless it was not traded on that exchange on the date in question. In such cases, the last sale price of the security on other exchanges shall be used. Securities traded both on an exchange and in the over-the-counter markets will be valued according to the broadest and most representative market. Investments in U.S. government securities (other than short-term securities) are valued at the quoted bid price in the over-the-counter market. Certain debt securities may be valued each business day by an independent pricing service ("Service"). Debt securities for which quoted bid prices, in the judgment of the Service, are readily available and are representative of the bid side of the market are valued at the quoted bid prices (as obtained by the Service from dealers in such securities). Other debt securities that are valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices for securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities or other assets for which market quotations are not readily available or which, in the judgment of the investment adviser, cannot be valued using the methodologies in the Funds' Valuation Procedures, will be priced at fair value under procedures adopted by the Board. The Funds' Fair Value Pricing Procedures provide for these securities to be valued under the direction of a Valuation Committee of the Board established by the full Board for this purpose. The Valuation Committee will receive a valuation recommendation and information about any security requiring fair value pricing from the


STATEMENT OF ADDITIONAL INFORMATION
investment adviser. Various factors and circumstances may dictate or influence the methodology for valuing securities. Examples of securities that may be priced under the Funds' Fair Value Pricing Procedures include, among other things, securities that are illiquid, do not trade or do not trade regularly, securities whose primary trading market is temporarily unavailable, securities whose primary pricing source is unwilling or unable to provide prices, securities whose trading is restricted and foreign securities subject to a "significant event". A "significant event" is an event that will affect the value of a portfolio security that occurs after the close of trading in the security's primary trading market or exchange but before the Fund's NAV is calculated. Records will be kept of all instances of fair value pricing, and all fair value determinations made by the Valuation Committee will be presented to the full Board for ratification at its next regular meeting.


CAPITAL STOCK

The Company, which was formerly known as "The Guardian Stock Fund, Inc.", is a Maryland corporation which commenced operations in April 1983. The Company has authorized capital stock of 1,000,000,000 shares of $0.001 par value. The Company currently has authorized its shares in two classes, of which Seven Hundred Million (700,000,000) shares are designated as Class I shares attributable to the Funds and One Hundred Million (100,000,000) shares are designated as Class II shares of the Stock Fund. Two Hundred Million (200,000,000) shares are unclassified. Unissued shares may be redesignated by the Company's Board of Directors. Class I shares of each of the Funds are offered through variable annuity contracts and variable life policies issued by GIAC, and Class II shares are offered through variable annuity contracts and variable life insurance policies issued by other insurance companies. Each class of shares is invested in a common portfolio, but has a separate expense structure. The Company currently has four series funds. The Board of Directors may authorize additional classes and series of shares in the future.



Through their respective separate accounts, GIAC and other participating insurance companies are the Company's only shareholders of record other than Guardian Life, as described above. Nevertheless, when a shareholders' meeting occurs, each insurance company solicits and accepts voting instructions from its contractowners who have allocated or transferred monies for an investment in a Fund as of the record date for the meeting. Each insurance company then votes the Fund's shares that are attributable to its contractowners' interests in a Fund in accordance with their instructions. Shares for which no instructions are received will be voted in the same proportion as shares for which instructions have been received. Each participating insurance company will vote any shares that it is entitled to vote directly due to amounts it has contributed or accumulated in its separate accounts in the manner described in the prospectuses for its variable annuities and variable life insurance policies.


Each share of the Company is entitled to one vote, and fractional shares are entitled to fractional votes. Fund shares have non-cumulative voting rights, so the vote of more than 50% of the shares can elect 100% of the directors. All classes of a Fund's shares are voted together as one class, unless a matter affects only the shareholders of a particular Fund or class. In those cases only the shareholders of the affected Fund or class will be eligible to vote on the matter.

The Company is not required to hold annual shareholder meetings, but special meetings may be called to elect or remove directors, change fundamental policies or approve an investment advisory agreement, among other things.

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company ("State Street Bank"), Custody Division, 1776 Heritage Drive, North Quincy, Massachusetts 02171, is the custodian of the Company's assets. Portfolio securities purchased for the Funds outside of the U.S. are cleared through foreign depositories and are maintained in the custody of foreign banks and trust companies which are members of State Street Bank's Global Custody Network. State Street Bank is responsible for safeguarding and controlling the Funds' cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Funds' investments.

State Street Bank is also the Company's transfer agent and dividend paying agent. As such, State Street Bank issues and redeems shares of the Funds and distributes dividends to the separate accounts which invest in a Fund's shares on behalf of variable contractowners.

State Street Bank plays no part in formulating the investment policies of the Funds or in determining which portfolio securities are to be purchased or sold by the Funds.

LEGAL OPINIONS
The legality of the shares described in the Prospectus has been passed upon by Richard T. Potter, Jr., Esq., Vice President and Equity Counsel, The Guardian Life Insurance Company of America, who is also Counsel to the Company.

                                      B-24
                                      THE GUARDIAN VARIABLE CONTRACT FUNDS, INC.

INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS

The independent auditors of the Company are Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019. Ernst & Young LLP audited and reported on the financial statements of the Funds which appear in the Company's Annual Report to Shareholders for the year ended December 31, 2001. That Annual Report is incorporated by reference in this Statement of Additional Information.


STATEMENT OF ADDITIONAL INFORMATION

APPENDIX

DESCRIPTIONS OF TYPES OF DEBT OBLIGATIONS

U.S. Government Agency and Instrumentality Securities: U.S. government agency securities are debt obligations issued by agencies or authorities controlled by and acting as instrumentalities of the U.S. government established under authority granted by Congress. U.S. government agency obligations include, but are not limited to, those issued by the Bank for Co-operatives, Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Federal National Mortgage Association. U.S. government instrumentality obligations include, but are not limited to, those issued by the Export-Import Bank and Farmers Home Administration. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others, by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. No assurance can be given that the U.S. government will provide financial support to such U.S. government sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law.

U.S. Treasury Securities: U.S. Treasury securities consist of Treasury Bills, Treasury Notes and Treasury Bonds. These securities are each backed by the full faith and credit of the U.S. government and differ in their interest rates, maturities, and dates of issuance. U.S. Treasury Bills are issued with maturities of up to one year. U.S. Treasury Notes may be issued with an original maturity of not less than one year and not more than 10 years. U.S. Treasury Bonds may be issued with any maturity, but generally have original maturities of over 10 years.

Certificates of Deposit: Certificates of deposit are negotiable receipts issued by a bank or savings and loan association in exchange for the deposit of funds. A certificate of deposit earns a specified rate of return over a definite period of time. Normally a certificate can be traded in a secondary market prior to maturity. Eurodollar certificates of deposit are U.S. dollar-denominated deposits in banks outside the U.S. The bank may be a foreign branch of a U.S. bank. Eurodollar deposits in foreign branches of U.S. banks are the legal equivalent of domestic deposits, but are not covered by FDIC insurance. Yankee certificates of deposit are U.S. dollar-denominated deposits issued and payable by U.S. branches of foreign banks.

Commercial Paper: Commercial paper is generally defined as unsecured short-term notes issued in bearer form by large, well-known corporations and finance companies. Maturities on commercial paper range from a few days to nine months. Commercial paper is also sold on a discount basis.

Bankers Acceptances: Bankers acceptances generally arise from short-term credit arrangements designed to enable businesses to obtain funds in order to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.

Repurchase Agreements: Repurchase agreements are instruments by which a Fund purchases a security and obtains a simultaneous commitment from the seller (a domestic bank or broker-dealer) to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for a Fund to invest temporarily available cash and earn a return that is insulated from market fluctuations during the term of the agreement. The risk to a Fund is limited to the risk that the seller will be unable to pay the agreed upon sum upon the delivery date. Repurchase agreements are collateralized by cash or the securities purchased in connection with the agreement. In the event a selling party to an agreement is unable to repurchase the securities pursuant to that agreement, a Fund will liquidate the collateral held and thus recover the proceeds loaned under the agreement. The loss to a Fund will be the difference between the proceeds from the sale and the repurchase price. Investments in repurchase agreements will be limited to transactions with financial institutions believed by the Board of Directors of the Company to present minimal credit risks.

Corporate Obligations: Such instruments include bonds and notes issued by U.S. and foreign corporations in order to finance longer term credit needs.

DESCRIPTION OF LONG TERM DEBT RATINGS
MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Aaa. Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                      B-26
                                      THE GUARDIAN VARIABLE CONTRACT FUNDS, INC.

Aa. Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risk appear somewhat greater than the "Aaa" securities.

A. Bonds which are rated "A" possess many favorable investment attributes and are considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa. Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from "Aa" through "B" in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP ("STANDARD & POOR'S")

AAA. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated "AA" has a very strong capacity to pay interest and repay principal, and differs from the highest rated issues only in small degree.

A. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations are likely to have some quality and protective characteristics, nevertheless, these may be outweighed by uncertainties or major exposure to adverse conditions.

BB. Debt rated "BB" is regarded as less vulnerable to nonpayment than other speculative issues. The obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet its financial commitments on the debt.

B. Debt rated "B" is regarded as more vulnerable to nonpayment than debt rated "BB", but the obligor currently has the capacity to meet its obligations on the debt. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the debt.

CCC. Debt rated "CCC" is regarded as currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions in order for the obligor to meet its financial obligations on the debt.

STATEMENT OF ADDITIONAL INFORMATION

In the event of adverse business, financial or economic conditions, the obligor is unlikely to be able to meet its financial commitments on the debt.

CC. Debt rated "CC" is regarded as currently vulnerable to nonpayment.

C. Debt rated "C" may represent an obligation in which a bankruptcy petition has already been filed or other similar actions taken, but in which payments on the obligation are still be made.

D. Debt rated "D" is in payment default.

Note: Standard & Poor's ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major categories.

DESCRIPTION OF COMMERCIAL PAPER RATINGS
MOODY'S

P-1 (Prime-1). Issuers (or supporting institutions) rated P-1 have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2 (Prime-2). Issuers (or supporting institutions) rated P-2 have a strong ability for repayment of senior short-term obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S

A-1. Issues in the A-1 category, which is the highest category, have a very strong degree of safety regarding timely payment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2. Capacity for timely payment on issues rated A-2 is strong. However, the relative degree of safety is not as high as for issues designated 'A-1'.

DUFF & PHELPS, INC.

Duff 1+ Issues rated Duff 1+ have the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1 Issues rated Duff 1 have very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1- Issues rated Duff 1- have high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Duff 2 Issues rated Duff 2 have good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

FITCH INVESTORS SERVICES, INC.

F-1+ Issues rated F-1+ have exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Issues rated F-1 have very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated 'F-1+'.

F-2 Issues rated F-2 have good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the 'F-1+' and 'F-1' ratings.

STANDARD & POOR'S

SP-1. The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.
SP-2. The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

                                      B-28
                                      THE GUARDIAN VARIABLE CONTRACT FUNDS, INC.

USING THE RATINGS

Ratings represent each rating organization's opinion as to the quality of the securities that they undertake to rate. It should be emphasized that ratings are relative and subjective, and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices or yields. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced. The investment adviser will consider such an event in determining whether a Fund should continue to hold the security. Although ratings may be an initial criterion for selection of portfolio investments, the investment adviser also performs its own credit analysis with respect to the securities it purchases and holds for a Fund.

STATEMENT OF ADDITIONAL INFORMATION

                   THE GUARDIAN VARIABLE CONTRACT FUNDS, INC.

                            PART C. OTHER INFORMATION

Item 23. Exhibits
         Number           Description
         --------         -----------

           (a)(i)     --  Form of Amendment and Restatement of Articles of
                          Incorporation(3)

           (a)(ii)    --  Articles Supplementary and Articles of Amendment(6)

           (b)        --  By-Laws(3)

           (c)        --  Not Applicable

           (d)(i)     --  Investment Advisory Agreement(3)

           (d)(ii)    --  Investment Advisory Agreement for 3 series funds(6)

           (e)(i)     --  Selected Dealers Agreement(1)

           (e)(ii)    --  Distribution Agreement(1)

           (e)(iii)   --  Rule 18f-3 Plan(5)

           (f)        --  Not Applicable


           (g)(i)     --  Custodian Agreement and Amendment to Custodian
                          Agreement(3)

           (h)        --  Transfer Agency Agreement(3)

           (i)        --  Opinion and Consent of Counsel(4)

           (j)(i)     --  Consent of Counsel*


           (j)(ii)    --  Consent of Ernst & Young LLP*

           (k)        --  Not Applicable


           (l)        --  Letter from The Guardian Insurance & Annuity Company,
                          Inc. with respect to providing the initial capital for the Registrant(1)


           (m)(i)     --  Distribution Plan Pursuant to Rule 12b-1 under the
                          Investment Company Act of 1940 for Class II shares(6)


           (m)(ii)    --  Distribution Agreement for Class II shares(6)

           (o)        --  Not Applicable

           (p)(i)     --  Powers of Attorney executed by a majority of the Board of Directors and certain principal officers of the Fund(5)

           (p)(ii)    --  Code of Ethics(6)

----------
(1) Incorporated by reference to Registrant's filing (Reg. No. 2-81149) of March 29, 1983.
(2) Incorporated by reference to Post-Effective Amendment No. 15 to the Registrant's registration statement on Form N-1A (Reg. No. 2-81149), filed via EDGAR on April 23, 1997.
(3) Incorporated by reference to Post-Effective Amendment No. 16 to the Registrant's registration statement on Form N-1A (Reg. No. 2-81149), filed via EDGAR on February 27, 1998.
(4) Incorporated by reference to Post-Effective Amendment No. 17 to the Registrant's registration statement on Form N-1A (Reg. No. 2-81149), filed via EDGAR on April 27, 1998.
(5) Incorporated by reference to Post-Effective Amendment No. 19 to the Registrant's registration statement on Form N-1A (Reg. No. 2-81149), filed via EDGAR on April 30, 1999.
(6) Incorporated by reference to Post-Effective Amendment No. 22 to the Registrant's registration statement on Form N1-A (Reg. No. 2-81149), filed via EDGAR on April 25, 2000.

*     Filed herewith

Item 24. Persons Controlled by or Under Common Control with Registrant


      The following list sets forth the persons directly controlled by The Guardian Life Insurance Company of America ("Guardian Life") as of March 21, 2002.



                                                                 Percentage of
                                     State of Incorporation    Voting Securities
              Name of Entity             or Organization             Owned
               ------------            ------------------        -------------
The Guardian Insurance &                    Delaware                 100%
 Annuity Company, Inc.
Berkshire Equity                          Massachusetts              100%
 Sales, Inc.
Berkshire Life Insurance                 Massachusetts               100%
 Agency, Inc.
Berkshire Life Insurance                    Ohio                     100%
 Agency of Ohio, Inc.
Guardian Trust Company,                 Fed. Savings Bank            100%
 FSB
Park Avenue Life                            Delaware                 100%
 Insurance Company
Guardian Trust Company                  Fed. Savings Bank            100%
 FSB
 Missouri, Inc.
Innovative Underwriters Services           New Jersey                100%
Dental Guard Preferred, Inc.               Washington                100%
Managed Dental Guard, Inc.                  Maryland                 100%
Corporate Financial Services, Inc.        Pennsylvania               100%
Fiduciary Insurance Company                 New York                 100%
Fiduciary Insurance Company                 New York                 100%
 of America
Private Healthcare                          Delaware                  25% (Class A)
 Systems, Inc.                                                     14.75% (Class B)
Managed Dental                             California                100%
 Care, Inc.
First Commonwealth, Inc.                    Delaware                 100%
Guardian Hanover Corporation                New York                 100%
Managed Dental Guard of Texas, Inc.          Texas                   100%
The Guardian Park Avenue Fund             Massachusetts            12.20%
The Guardian S&P 500 Index Fund           Massachusetts            52.85%
The Guardian Baillie Gifford              Massachusetts               33%
  International Fund
The Guardian Investment                   Massachusetts            30.42%
 Quality Bond Fund
Baillie Gifford                             Maryland               48.47%
 International Fund
Baillie Gifford Emerging                    Maryland               37.59%
 Markets Fund
The Guardian Tax-Exempt Fund              Massachusetts            87.97%
The Guardian Park Avenue
 Small Cap Fund                           Massachusetts            31.07%
The Guardian Baillie Gifford
 Emerging Markets Fund                    Massachusetts            63.85%
The Guardian Small Cap
 Stock Fund                                 Maryland               67.78%
The Guardian High Yield
 Bond Fund                                Massachusetts            86.43%
The Guardian VC Asset                       Maryland               56.52%
 Allocation Fund
The Guardian VC 500                         Maryland               84.36%
 Index Fund
The Guardian VC High Yield                  Maryland               77.52%
 Bond Fund



      The following list sets forth the persons directly controlled by affiliates of Guardian Life, and thereby indirectly controlled by Guardian Life, as of December 31, 2001:



                                                                          Approximate
                                                                     Percentage of Voting
                                                                         Securities Owned
                                            Place of Incorporation     by Guardian Life
              Name of Entity                    or Organization           Affiliates
               ------------                   -------------------       --------------
Guardian Investor Services                         Delaware                  100%
 LLC
Guardian Baillie Gifford Limited                   Scotland                   51%
The Guardian Cash Fund, Inc.                       Maryland                  100%
The Guardian Bond Fund, Inc.                       Maryland                  100%
The Guardian Variable Contract
 Funds, Inc.                                       Maryland                  100%
The Guardian Park Avenue Fund                   Massachussetts                 3%
GIAC Funds, Inc.                                   Maryland                  100%
Park Avenue Securities LLC                         Delaware                  100%
Family Service Life Insurance Co.                   Texas                    100%
Famlico, Inc.                                       Texas                    100%
Guardian Reinsurance Services Corp.              Connecticut                 100%
Sentinel American Life
 Insurance Co.                                      Texas                    100%
PAS Insurance Agency of Alabama, Inc.              Alabama                   100%
PAS Insurance Agency of Massachusetts, Inc.     Massachusetts                100%
PAS Insurance Agency of Hawaii, Inc.                Hawaii                   100%
First Commonwealth                                 Illinois                  100%
 Limited Health Services Corporation
First Commonwealth Limited                         Wisconsin                 100%
 Health Services Corporation
First Commonwealth of Illinois, Inc.               Illinois                  100%
First Commonwealth Reinsurance Company             Arizona                   100%
First Commonwealth of Missouri, Inc.               Missouri                  100%
First Commonwealth Limited Health                  Michigan                  100%
 Service Corporation of Michigan
Smileage Dental Services, Inc.                     Wisconsin                 100%
First Commonwealth Insurance Company               Illinois                  100%
First Commonwealth Health                          Illinois                  100%
 Services Corporation



Item 25. Indemnification


      Reference is made to Registrant's Amended and Restated Articles of Incorporation which have been filed as Exhibit (a) to Post-Effective Amendment No. 17 to the Registration Statement on February 27, 1998 and are incorporated herein by reference.

Item 26. Business and Other Connections of Investment Adviser



      Guardian Investor Services LLC ("GIS") acts as the sole investment adviser for The Guardian Variable Contract Funds, Inc., The Guardian Cash Fund, Inc., The Guardian Bond Fund, Inc., and eight of the ten series funds comprising The Park Avenue Portfolio, namely: The Guardian Cash Management Fund, The Guardian Park Avenue Fund, The Guardian Park Avenue Small Cap Fund, The Guardian Investment Quality Bond Fund, The Guardian High Yield Bond Fund, The Guardian Tax-Exempt Fund, The Guardian S&P 500 Index Fund and The Guardian Asset Allocation Fund, and one of the three series funds comprising GIAC Funds, Inc. namely The Guardian Small Cap Stock Fund. GIS is also the manager of Gabelli Capital Asset Fund. GIS' principal business address is 7 Hanover Square, New York, New York 10004. In addition, GIS is the distributor of The Park Avenue Portfolio and variable annuities and variable life insurance policies offered by The Guardian Insurance & Annuity Company, Inc. ("GIAC") through its separate accounts. These separate accounts, The Guardian/Value Line Separate Account, The Guardian Separate Account A, The Guardian Separate Account B, The Guardian Separate Account C, The Guardian Separate Account D, The Guardian Separate Account E, The Guardian Separate Account F, The Guardian Separate Account K and The Guardian Separate Account M are all unit investment trusts registered under the Investment Company Act of 1940, as amended.




      A list of GIS' officers and directors is set forth below, indicating the business, profession, vocation or employment of a substantial nature in which each person has been engaged during the past two fiscal years for his or her own account or in the capacity of director, officer, partner, or trustee, aside from any affiliation with the Registrant. Except where otherwise noted, the principal business address of each company is 7 Hanover Square, New York, New York 10004.



                                                  Other Substantial Business,
           Name      Position(s) with GIS     Profession, Vocation or Employment
           ----      ---------------------    ----------------------------------

Armand M. de Palo     Manager                 Executive Vice President and
                                              Chief Actuary; The Guardian Life
                                              Insurance Company of America.
                                              Director: The Guardian Insurance
                                              & Annuity Company, Inc.

----------

                                                  Other Substantial Business,
           Name      Position(s) with GIS     Profession, Vocation or Employment
           ----      ---------------------    ----------------------------------

Frank J. Jones       Manager                  Executive Vice President and Chief
                                              Investment Officer: The Guardian
                                              Life Insurance Company of America.
                                              Director, Executive Vice President
                                              and Chief Investment Officer: The
                                              Guardian Insurance & Annuity
                                              Company, Inc. Director: Guardian
                                              Baillie Gifford Limited.*
                                              Manager of Park Avenue Securities
                                              LLC. Officer of various
                                              Guardian-sponsored mutual funds.


Bruce C. Long       Manager and President     Executive Vice President, Equity:
                                              The Guardian Life Insurance Company
                                              of America, since March 2001; prior
                                              thereto, Senior Vice President, Equity.

Joseph D. Sargent    Manager                  Chairman of the Board and Chief
                                              Executive Officer: The Guardian Life
                                              Insurance Company of America since
                                              1/02; President, Chief Executive
                                              Officer and Director prior thereto.
                                              President, Chief Executive Officer
                                              and Director: The Guardian
                                              Insurance & Annuity Company, Inc.
                                              and Park Avenue Life Insurance
                                              Company. Director: Guardian Baillie
                                              Gifford Limited.* Manager of Park
                                              Avenue Securities LLC. Chairman and
                                              Director (Trustee) of various
                                              Guardian-sponsored mutual funds.


----------
*     Principal business address: 1 Rutland Court, Edinburgh EH3 8EY, Scotland.

                                                  Other Substantial Business,
           Name      Position(s) with GIS     Profession, Vocation or Employment
           ----      ---------------------    ----------------------------------

Frank L. Pepe        Senior Vice President    Vice President and Equity
                     & Controller             Controller:  The Guardian Life
                                              Insurance Company of America.
                                              Vice President and Controller: The
                                              Guardian Insurance & Annuity
                                              Company, Inc. Officer of various
                                              Guardian-sponsored mutual funds.

Richard T. Potter,   Vice President and       Vice President and Equity Counsel:
Jr.                  Counsel                  The Guardian Life Insurance
                                              Company of America. Vice President
                                              and Counsel: The Guardian
                                              Insurance & Annuity Company, Inc.
                                              and various Guardian-sponsored
                                              mutual funds.

Thomas G. Sorell     Senior Managing          Senior Managing Director, Invest-
                     Director                 ments, The Guardian Life Insurance
                                              Company of America, since March 2000;
                                              Vice President prior thereto. Senior
                                              Managing Director, The Guardian
                                              Insurance & Annuity Company, Inc.

Donald P. Sullivan,  Vice President           Vice President: The Guardian Life
Jr.                                           Insurance Company of America. Vice
                                              President: The Guardian Insurance
                                              & Annuity Company, Inc.

Ann T. Kearney       Second Vice              Second Vice President: Group
                     President                Pensions: The Guardian Life
                                              Insurance Company of America.
                                              Second Vice President: The
                                              Guardian Insurance & Annuity
                                              Company, Inc.


Peggy L. Coppola     Vice President           Vice President, Equity Sales:
                                              The Guardian Life Insurance
                                              Company of America, since
                                              March 2002; Second Vice
                                              President, Equity Sales, prior
                                              thereto. Vice President,
                                              The Guardian Insurance & Annuity
                                              Company, Inc.

Earl C. Harry        Treasurer                Treasurer: The Guardian Life
                                              Insurance Company of America.
                                              Treasurer: The Guardian Insurance
                                              & Annuity Company, Inc. and Park
                                              Avenue Securities LLC.

                                                  Other Substantial Business,
           Name      Position(s) with GIS     Profession, Vocation or Employment
           ----      ---------------------    ----------------------------------
Joseph A. Caruso     Manager, Senior Vice     Senior Vice President and Secretary:
                     President and            The Guardian Life Insurance Company
                     Secretary                of America, since 1/01; Vice
                                              President and Secretary prior
                                              thereto. Director, Senior Vice
                                              President and Secretary: The Guardian
                                              Insurance & Annuity Company, Inc.
                                              and Park Avenue Securities LLC.
                                              Senior Vice President and Secretary,
                                              various Guardian-sponsored mutual
                                              funds.


Item 27. Principal Underwriters


      (a) GIS is the principal underwriter and distributor of the ten series funds comprising The Park Avenue Portfolio, namely: The Guardian Park Avenue Fund, The Guardian Park Avenue Small Cap Fund, The Guardian Cash Management Fund, The Guardian Investment Quality Bond Fund, The Guardian Tax-Exempt Fund, The Guardian Baillie Gifford International Fund, The Guardian High Yield Bond Fund, The Guardian Baillie Gifford Emerging Markets Fund, The Guardian Asset Allocation Fund and The Guardian S&P 500 Index Fund. In addition, GISC is the distributor of variable annuities and variable life insurance policies offered by GIAC through GIAC's separate accounts, The Guardian/Value Line Separate Account, The Guardian Separate Account A, The Guardian Separate Account B, The Guardian Separate Account C, The Guardian Separate Account D, The Guardian Separate Account E, The Guardian Separate Account F, The Guardian Separate Account K, and The Guardian Separate Account M, which are all registered as unit investment trusts under the Investment Company Act of 1940, as amended. These latter separate accounts buy and sell shares of The Guardian Variable Contract Funds, Inc., The Guardian Bond Fund, Inc., The Guardian Cash Fund, Inc. and GIAC Funds, Inc. on behalf of GIAC's variable contractowners.



      (b) The principal business address of the officers and managers of GIS listed below is 7 Hanover Square, New York, New York 10004.



                                 Position(s)                       Position(s)
       Name                   with Underwriter                   with Registrant
       -----                   ---------------                    -------------
Gary B. Lenderink           Manager                                None
Bruce C. Long               President & Manager                    None

Armand M. de Palo           Manager                                None
Joseph D. Sargent           Manager                                Director
Frank J. Jones              Manager                                President

Frank L. Pepe               Senior Vice President & Controller     Controller


Richard T. Potter, Jr.      Vice President and Counsel              Vice President
                                                                       and Counsel

Donald P. Sullivan, Jr.     Vice President                          Vice President
Ann T. Kearney              Second Vice President                   Controller

Peggy L. Coppola            Vice President                          None
Earl Harry                  Treasurer                               None
Joseph A. Caruso            Manager, Senior Vice President and      Senior Vice President
                            Secretary                                  and Secretary


      (c) Not Applicable.

Item 28. Location of Accounts and Records

      Most of the Registrant's accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the custodian and the transfer agent for the Registrant, the State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts 02171. The Registrant's corporate records are maintained by the Registrant at 7 Hanover Square, New York, New York 10004.

Item 29. Management Services

      None.

Item 30. Undertakings

      Not applicable.

                                           SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, The Guardian Variable Contract Funds, Inc. certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement under rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 23 day of April, 2002.


                                      THE GUARDIAN VARIABLE CONTRACT FUNDS, INC.


                                      By:   /s/ Frank J. Jones
                                         ------------------------------
                                            Frank J. Jones
                                            President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


/s/ Frank J. Jones                            President
-------------------------------------
  Frank J. Jones                              (Principal Executive Officer)



 *Frank L. Pepe                               Controller
-------------------------------------
  Frank L. Pepe                               (Principal Financial and
                                               Accounting Officer)


 *Frank J. Fabozzi                            Director
-------------------------------------
  Frank J. Fabozzi



 *Arthur V. Ferrara                           Director
-------------------------------------
  Arthur V. Ferrara



 *Leo R. Futia                                Director
-------------------------------------
  Leo R. Futia



 *William W. Hewitt, Jr.                      Director
-------------------------------------
  William W. Hewitt, Jr.



 *Signey I. Lirtzman                          Director
-------------------------------------
  Sidney I. Lirtzman



 *Joseph D. Sargent                           Director
-------------------------------------
  Joseph D. Sargent



 *Carl W. Schafer                             Director
-------------------------------------
  Carl W. Schafer



 *Robert G. Smith                             Director
-------------------------------------
  Robert G. Smith



 By: /s/ Frank J. Jones                               Date: April 23, 2002
    ---------------------------------
              Frank J. Jones
    * Pursuant to a Power of Attorney


                                  Exhibit Index

                     THE GUARDIAN VARIABLE CONTRACT FUNDS



Number        Description
------        -----------

(j)(i)   --   Consent of Counsel
(j)(ii)  --   Consent of Ernst & Young LLP